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                                                                   Exhibit 10.16

                            MASTER SERVICES AGREEMENT

                                 BY AND BETWEEN

                        ALLTEL INFORMATION SERVICES, INC.

                                       AND

                             dba COMMUNICATIONS, LLC

                          DATED AS OF: DECEMBER 9, 1999

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                                TABLE OF CONTENTS

1.       DEFINITIONS............................................................................................     1

         1.1      Definitions...................................................................................     1

         1.2      Definition Cross-Reference Index..............................................................     3

2.       SERVICES...............................................................................................     4

         2.1      Services......................................................................................     4

         2.2      Exhibits......................................................................................     5

3.       FEES AND PAYMENT ARRANGEMENTS..........................................................................     5

         3.1      Service Fees..................................................................................     5

         3.2      Payments by Client............................................................................     5

                  (a)      Invoicing and Payment Requirements...................................................     5

                  (b)      Past Due Amounts.....................................................................     6

4.       TERM...................................................................................................     7

5.       PREMISES AND SECURITY..................................................................................     7

         5.1      Premises for Data Processing..................................................................     7

         5.2      Local Offices.................................................................................     7

         5.3      Security Standards............................................................................     7

6.       CLIENT RESOURCES.......................................................................................     8

         6.1      Client Resources..............................................................................     8

         6.2      Required Consents.............................................................................     8

                  (a)      Cooperation..........................................................................     8

                  (b)      Costs................................................................................     8

7.       HARDWARE, TECHNICAL SYSTEMS, SUPPLIES, AND POSTAGE.....................................................     8

         7.1      Hardware and Technical Systems................................................................     8

         7.2      Hardware Maintenance and Technical Systems Maintenance........................................     8

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
         7.3      Terminals/Workstations/Network Equipment......................................................     9

         7.4      Supplies, Forms and Postage...................................................................     9

8.       SOFTWARE...............................................................................................     9

         8.1      User Manuals..................................................................................     9

         8.2      Third Party Software and Maintenance..........................................................     9

                  (a)      Third Party Software.................................................................     9

                  (b)      Third Party Software Maintenance.....................................................    10

         8.3      ALLTEL Software...............................................................................    10

         8.4      Installation of New Releases, Updates and Enhancements........................................    10

9.       PERSONNEL AND COMMITTEES...............................................................................    12

         9.1      ALLTEL Account Manager and ALLTEL Account Team................................................    12

         9.2      Client Project Manager........................................................................    12

         9.3      ALLTEL Variable Staff.........................................................................    12

         9.4      Variable Staff Personnel Changes..............................................................    13

         9.6      Effective Planning and Communications.........................................................    14

                  (a)      Open Communication...................................................................    14

                  (b)      Steering Committee...................................................................    14

10.      FILES AND PROGRAMS, STORAGE, AND DISASTER RECOVERY.....................................................    14

         10.1     Backup........................................................................................    14

         10.2     Data Retention................................................................................    14

         10.3     Disaster Recovery.............................................................................    14

11.      MANAGEMENT PROCESS.....................................................................................    14

         11.1     Change Management Process.....................................................................    15

         11.2     Transition of Certain Access Lines to the Mescalero Indians...................................    15

12.      INTELLECTUAL PROPERTY RIGHTS...........................................................................    15

         12.1     Modifications to Client-Provided Third Party Software.........................................    15

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
         12.2     Ownership of ALLTEL Software..................................................................    16

         12.3     Modifications to ALLTEL Software..............................................................    16

13.      AUDITS.................................................................................................    17

         13.1     Client's Audits...............................................................................    17

         13.2     Excluded Materials............................................................................    17

14.      DISPUTE RESOLUTION.....................................................................................    17

         14.1     Dispute Resolution Procedures.................................................................    18

         14.2     Claims Procedures.............................................................................    18

         14.3     Escalation Procedures.........................................................................    18

         14.4     Arbitration Procedures........................................................................    20

         14.5     Claim Expiration..............................................................................    21

         14.6     Continuation of Services......................................................................    21

15.      LIMITATION OF LIABILITY................................................................................    22

16.      INDEMNIFICATION........................................................................................    22

         16.1     Personal Injury and Property Damage...........................................................    22

         16.2     Infringement of ALLTEL Software or ALLTEL-Provided Third Party Software.......................    22

         16.3     Infringements of Client-Provided Third Party Software or Client Resources.....................    23

         16.4     Dispute Resolution............................................................................    24

17.      FORCE MAJEURE, TIME OF PERFORMANCE AND INCREASED COSTS, AND ERROR CORRECTION...........................    24

         17.1     Force Majeure.................................................................................    24

         17.2     Time of Performance and Increased Costs.......................................................    25

         17.3     Error Correction..............................................................................    25

18.      NOTICES................................................................................................    26

         18.1     Notices.......................................................................................    26

         18.2     Change of Address.............................................................................    26

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
19.      TERMINATION............................................................................................    26

         19.1     Termination...................................................................................    26

         19.2     Termination Upon ALLTEL's Material Breach.....................................................    27

         19.3     Termination Upon Client's Material Breach.....................................................    29

         19.4     Termination of Certain Services...............................................................    31

         19.5     Termination for Convenience by Client.........................................................    31

         19.6     Operations During the Termination Period......................................................    32

         19.7     Transitional Cooperation......................................................................    33

                  (a)      Offer of Employment..................................................................    33

                  (b)      Transition...........................................................................    33

                  (c)      Return of Material...................................................................    33

                  (d)      Equipment............................................................................    34

         19.8     Survival Upon Expiration or Termination.......................................................    34

20.      CONFIDENTIALITY........................................................................................    35

20.1     Confidentiality Obligation.............................................................................    35

         20.2     GTE Confidentiality Agreement.................................................................    36

         20.3     Independent Development.......................................................................    36

         20.4     Confidentiality of this Agreement; Protective Arrangements....................................    36

21.      OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS........................................................    37

         21.1     Licenses and Permits and Compliance with Laws.................................................    37

                  (a)      Licenses and Permits.................................................................    37

                  (b)      Compliance with Laws.................................................................    37

         21.2     No Interference with Contractual Relationship.................................................    37

         21.3     Covenant of Good Faith........................................................................    37

         21.4     Authorization and Effect......................................................................    37

         21.5     Business Practices............................................................................    38

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
         21.6     ALLTEL Software and ALLTEL-Provided Third Party Software......................................    38

         21.7     Professional and Workmanlike..................................................................    39

         21.8     Year 2000 Compliant...........................................................................    39

         21.9     No Additional Representations or Warranties...................................................    40

22.      MISCELLANEOUS..........................................................................................    40

         22.1     Independent Contractor........................................................................    40

                  (a)      Client Supervisor Powers.............................................................    40

                  (b)      ALLTEL's Employees...................................................................    40

                  (c)      Relationship.........................................................................    40

         22.2     Assignment....................................................................................    40

         22.3     Severability..................................................................................    41

         22.4     Third Party Beneficiaries.....................................................................    41

         22.5     Governing Law; Forum Selection; Consent of Jurisdiction.......................................    41

         22.6     Executed in Counterparts......................................................................    42

         22.7     Construction..................................................................................    42

         22.8     Entire Agreement..............................................................................    42

         22.9     Amendments and Waivers........................................................................    42

         22.10    Remedies Cumulative...........................................................................    42

         22.11    Press Releases................................................................................    43

         22.12    Taxes.........................................................................................    43

         22.13    Mergers and Acquisitions......................................................................    43

                                    EXHIBITS

Exhibit A         Managed Operations Services
Exhibit B         Managed Network Services
Exhibit C         Output Processing Services
Exhibit D         Call Center Services
Exhibit E         Service Fees
Exhibit F         Service Level Measurements
Exhibit G         Client-Provided Third Party Software
Exhibit H         ALLTEL Software
Exhibit I         ALLTEL-Provided Third Party Software
Exhibit J         Variable Staff
Exhibit K         Disaster Recovery Provisions
Exhibit L         Conversion Services
Exhibit M         Training Services
Exhibit N         Confidentiality Agreement
Exhibit O         GTE Confidentiality Agreement
Exhibit P         Termination of Certain Services

                                        a

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                            MASTER SERVICES AGREEMENT

Confidential Treatment. The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.

         This is a Master Services Agreement (the "Agreement"), dated as of the 9th day of December, 1999 ("Effective Date"), by and between ALLTEL INFORMATION SERVICES, INC. an Arkansas corporation whose principal place of business is located at 4001 Rodney Parham Road, Little Rock, Arkansas 72212 ("ALLTEL") and dba COMMUNICATIONS, LLC, a Delaware limited liability company, whose principal place of business is located at 1200 19th Street, NW, Suite 500, Washington, D.C. 20036 (the "Client").

         NOW, THEREFORE, the parties agree as follows:

1.       DEFINITIONS.

         1.1      DEFINITIONS. As used in this Agreement:

                  (a) "Access Lines" shall mean the access lines in New Mexico, Texas and Oklahoma to be acquired by Client from GTE Southwest Incorporated.

                  (b) "Affiliate" shall mean with respect to any entity, any other entity Controlling, Controlled by or under common Control with such entity. "Control" and its derivatives shall mean the legal, beneficial, or equitable ownership, directly or indirectly, of at least fifty-percent (50%) of the aggregate of all voting equity interests in an entity or equity interests having at least fifty-percent (50%) of the assets of an entity and, in the case of a partnership, also includes the holding by an entity (or one of its Affiliates) of the position of sole general partner.

                  (c) "ALLTEL-Provided Third Party Software" shall mean any program, or part of a program which is licensed or sublicensed to ALLTEL by a third party that has the right to provide that license or sublicense, including, without limitation, those programs described in Exhibit I.

                  (d) "ALLTEL Software" shall mean any program as described in Exhibit H, or part of such program as described in Exhibit H, which is owned by ALLTEL or any ALLTEL Affiliate, and its related user documentation, and any related modifications, upgrades or enhancements to any such program or the related user documentation prepared by ALLTEL or any ALLTEL Affiliate.

                  (e) "Client-Provided Third Party Software" shall mean any program, or part of a program which is licensed or sublicensed to Client by a Third Party that has the right to provide that license or sublicense, including, without limitation, those programs described in Exhibit G.

                  (f) "Client Resources" shall mean those assets, services, personnel, decisions and rights, if any, provided, leased, contracted for, licensed, or owned by Client, including Client-Provided Third Party Software, if any, to be made available at no charge to ALLTEL by Client to enable ALLTEL to provide the Services and described as a Client Resource in this Agreement.

                  (g) "Days" shall mean calendar days, unless otherwise specified.

                  (h) "Expiration Date" shall mean the earliest of (i) the later to occur of sixty (60) months following the Managed Operations Commencement Date or the date to which this Agreement is extended in accordance with
                           Section 4, or (ii) the date this Agreement is terminated in accordance with Section 19.

                  (i) "GTE Agreements" shall mean collectively the Asset Purchase Agreements by and between dba NEW MEXICO OPERATING CO., LLC and GTE SOUTHWEST INCORPORATED dated September 3, 1999; by and between dba TEXAS OPERATING CO., LP and GTE SOUTHWEST INCORPORATED dated September 3, 1999; and by and between dba OKLAHOMA OPERATING CO., LLC and GTE SOUTHWEST INCORPORATED dated October 22, 1999._

                  (h) "Managed Operations Commencement Date" shall mean the date on which ALLTEL first processes in a production environment any of Client's Access Lines.

                  (i) "Operation Year 1" shall mean the twelve (12) month period beginning on the Managed Operations Commencement Date.

                  (j) "Operation Year 2" shall mean the twelve (12) month period beginning on the Day following the end of Operation Year 1.

                  (k) "Operation Year 3" shall mean the twelve (12) month period beginning on the Day following the end of Operation Year 2.

                  (l) "Operation Year 4" shall mean the twelve (12) month period beginning on the Day following the end of Operation Year 3.

                  (m) "Operation Year 5" shall mean the period beginning on the Day following the end of Operation Year 4 and ending on the Expiration Date, unless otherwise agreed to by the parties.

                  (n) "Pass-Through Expenses" shall mean those designated costs or expenses under this Agreement incurred by ALLTEL that shall be passed through to Client by ALLTEL without mark up.

                  (o) "Required Consents" shall mean the consents required (if any) to enable ALLTEL to use any Client Resources.

                  (p) "WAN" shall mean the wide area network, hardware, software and other resources used to provide the Managed Network Services described in Exhibit B.

         1.2 DEFINITION CROSS-REFERENCE INDEX. As used in this Agreement, the following terms are defined in the following sections of the Agreement:

           TERM                                                   SECTION
           ----                                                   -------
              Access Line Charge                                2.1 of Exhibit E
              Affected Performance                              17.1
              Agreement                                         Preamble
              ALLTEL                                            Preamble
              ALLTEL Damages                                    19.3
              ALLTEL Termination Election Date                  19.3
              ALLTEL Work                                       12.3
              Application Support and Development               Exhibit J
              Assignment                                        22.2
              Call Center Services                              2.1
              Call Center Staff                                 Exhibit D
              Capitalized Conversion Fees                       Exhibit E
              Change Management Process                         11
              Change Order                                      11
              Client                                            Preamble
              Client Damages                                    19.2
              Client Project Manager                            9.2
              Client Termination Election Date                  19.2/19.4
              Client Work                                       12.1
              Confidentiality Agreement                         20.1
              Conversion Completion Date                        Exhibit L
              Conversion Services                               2.1
              Continuation Services                             Exhibit L
              Courts                                            22.5
              Disaster Recovery Services                        2.1
              Early Termination Notice                          19.5
              Enhancements                                      Exhibit J
              Effective Date                                    Preamble
              Escalation Procedures                             14.3
              GTE Confidentiality Agreement                     20.2
              Interest Rate                                     3.2(b)
              Local Offices                                     5.2
              Managed Network Services                          2.1

               Managed Operations Services                      2.1
               Output Processing Services                       2.1
               Press Release                                    22.11
               Proprietary Information                          20.1
               Service Level Measurements                       Exhibit F
               Services                                         2.1
               Service Fees                                     3.1
               Software Development and Methodology Process     Exhibit J
               Table Administration                             Exhibit J
               Term                                             4
               Termination Completion Date                      19.5
               Termination Election Date                        19.2(a)
               Training Services                                2.1
               Variable Staff                                   9.3

2.       SERVICES.

         2.1 SERVICES. This Agreement among other things sets forth the terms and conditions for the provision by ALLTEL to Client of various services, during the Term hereof, comprised of the "Managed Operations Services" as described in Exhibit A, the "Managed Network Services" described in Exhibit B, the "Output Processing Services" described in Exhibit C, the "Call Center Services" described in Exhibit D, Application Support and Development and Table Administration provided by the Variable Staff as described in Exhibit J, the "Conversion Services" described in Exhibit L, the "Disaster Recovery Services" described in Exhibit K and the "Training Services" described in Exhibit M (individually and collectively the "Services"). ALLTEL shall provide the Services in a commercially reasonable manner and in accordance with the Service Level Measurements and other standards set forth in the Agreement including its Exhibits. Client is a start-up business with little infrastructure as of the Effective Date. Therefore, the parties recognize the need for a high degree of cooperation to be successful, and need to work together to overcome unanticipated and unexpected problems. The core of the Services solution will be the ALLTEL Software. The Client's business plan forecasts rapid customer growth which will have a significant effect on Client's business requirements. Although ALLTEL will implement the ALLTEL Software with minimal enhancements, the parties shall cooperate to enhance the functionality of the systems, through use of the Variable Staff, to address unanticipated business needs and provide enhanced functionality as the Client's customer base grows. ALLTEL will provide the Services on its own and/or through one or more ALLTEL Affiliates and/or subcontractors, provided that any subcontractors shall be approved in advance by Client and that ALLTEL remains responsible for assuring any subcontractors perform in accordance with this Agreement. Except for the Training Services described in Exhibit M, the Call Center Services described in Exhibit D, and the Services described in Exhibit P, ALLTEL shall be the sole and exclusive provider of the Services to Client with respect to the Access Lines. Client agrees to notify ALLTEL of new opportunities to provide similar or related wireline information technology Services to Client, including, without limitation, providing new outsourcing services, and to allow ALLTEL to bid on such opportunities. Client also agrees to notify ALLTEL of opportunities to provide other telecommunication information technology services that are materially different from the Services (such as wireless and CLEC services) which are within ALLTEL's expertise and to allow ALLTEL to bid on such services. In neither event shall Client be required to select ALLTEL's bid or shall ALLTEL be required to bid. If ALLTEL is selected to provide additional services, the services shall be included within the scope of this Agreement, by written amendment, or in a separate agreement. Client acknowledges that ALLTEL cannot provide the Services without the active participation and involvement of Client, and in some cases, without Client first completing certain pre-requisite activities, such as providing the Local Offices in accordance with Section 5.2 hereof and satisfying its responsibilities with regard to the provision of Client Resources. To the extent such participation and involvement is not specifically described in this Agreement, ALLTEL shall be responsible for timely notifying Client of any required support.

         2.2 EXHIBITS. Exhibits A-P form a part of this Agreement and "Agreement" shall mean both this Master Services Agreement and its Exhibits. The Service-specific terms, conditions, responsibilities and delivery schedules set forth in the Exhibits shall govern the provision of the relevant Service. Any new terms, conditions, responsibilities or delivery schedules which may be specifically applicable to any particular Service, as they are negotiated through the course of business, shall be set forth in writing and executed by the parties and added to this Agreement as a Change Order or amendment. Such action shall not constitute a modification or change of any provision of this Agreement or of any other provision of any other Exhibit, unless expressly stated in such written amendment. Unless otherwise agreed to by the parties hereunder, the Services to be rendered by ALLTEL to Client are limited to those Services which are described in this Agreement and the Exhibits.

3.       FEES AND PAYMENT ARRANGEMENTS.

         3.1 SERVICE FEES. In consideration for the Service Fees set forth in Exhibit E, ALLTEL, shall provide to Client the Services and tangible property and intangible intellectual property used to provide the Services under this Agreement.

         3.2      PAYMENTS BY CLIENT.

                  (a) INVOICING AND PAYMENT REQUIREMENTS.For those Service Fees under this Agreement that are payable in accordance with this Section, ALLTEL shall invoice Client as provided in Exhibit E for such Service Fees, as well as for any known Pass-Through Expenses and any other applicable charges set forth in this Agreement. In accordance with Section 3.2(a), Client shall pay ALLTEL the invoiced amount in full within thirty (30) Days of the date of the invoice but in no event earlier than fourteen (14) Days from Client's receipt of invoice. All payments under this Section shall be made by Client to ALLTEL by check or wire transfer of immediately available funds to an account or accounts designated by ALLTEL. In the event that the due date is not a Day upon which banks are open in the United States, then the due date of payment shall be the immediately following date upon which banks are open in the United States.

                  (b) PAST DUE AMOUNTS.Any amount not received by the thirtieth (30th) Day after the date that the payment was due, shall be subject to interest on the balance overdue at a rate equal to the lesser of: (i) the prime rate plus two percent per annum as announced from time to time by the Bank of America (Little Rock, Arkansas main office) or its successor or (ii) the highest rate permitted by law, (the "Interest Rate") in each case, for the number of Days from the payment due date up to and including the date payment is actually made by Client (calculated on the basis of the actual Days in the applicable calendar year). Should Client reasonably and in good faith dispute all or any portion of the amount due on any invoice or require any adjustment to an invoiced amount, Client shall notify ALLTEL in writing, prior to the due date of that invoice, of the nature and basis of the dispute and/or adjustment as soon as possible using the dispute resolution procedures set forth in
                           Section 14 of this Agreement. The parties each shall use their reasonable best efforts to resolve the dispute prior to the payment due date. If the parties, however, are unable to resolve the dispute prior to the payment due date, Client shall pay the disputed amount (in an amount not to exceed two times the monthly Service Fees for Managed Operations for the month of the dispute) into an interest-bearing escrow account with a mutually agreeable independent financial institution pending resolution of the dispute. Regardless of which party prevails in the dispute, Client and ALLTEL shall each pay one-half of the cost of the escrow account. Upon resolution of such dispute, any portion of the disputed amount determined to have been payable to ALLTEL, together with accrued interest thereon, shall be disbursed to ALLTEL and all remaining amounts, together with accrued interest thereon, shall be disbursed to Client. Client shall pay disputed amounts to the extent they exceed two times the monthly Service Fees for Managed Operations for the month of the dispute to ALLTEL by the due date. If it is ultimately determined that such amount should not have been paid by Client to ALLTEL, ALLTEL shall credit this amount, plus interest at the Interest Rate through the due date of the Client's next invoice, in accordance with
                           Section 14.1 of this Agreement on Client's next invoice.

4. TERM. The term of this Agreement shall begin on the Effective Date and end on the Expiration Date (the "Term"). At least nine (9) months prior to the Expiration Date, ALLTEL may submit to Client a written proposal for renewal of this Agreement for an additional term as specified in such proposal. Client shall respond to such proposal within three (3) months following receipt thereof.

5.       PREMISES AND SECURITY.

         5.1 PREMISES FOR DATA PROCESSING. With the exception of the services to be performed by the ALLTEL Account Manager and any Variable Staff working on-site at Client's facility in accordance with this Section, ALLTEL shall perform the Services identified in this Agreement at facilities owned by ALLTEL or an ALLTEL Affiliate. Client recognizes that Disaster Recovery Services as described in Exhibit K may be provided by a third party, if deemed appropriate by ALLTEL.

         5.2 LOCAL OFFICES. On the Effective Date, Client shall provide ALLTEL, without any charge or cost, with adequate premises, in good repair, at Client's headquarters facility, to perform the Services under this Agreement (the "Local Offices"). Without limiting the generality of the foregoing, Client agrees to provide the ALLTEL Account Manager and other employees of ALLTEL providing Services to Client, including, but not limited to, any Variable Staff working on-site at the Local Offices with premises, services and office equipment under the same conditions as provided to employees of Client. ALLTEL will provide Client with reasonable advance notice of its space and other needs at the Local Offices. The ALLTEL Account Manager shall be provided with a private office. ALLTEL will use the Local Offices solely in connection with the Services to Client. ALLTEL is not responsible for any injury or damage to property or persons which occurs in or around the Local Offices unless it is caused by the negligent or intentional acts of ALLTEL. Client will provide telephone instruments and telephone service, including, without limitation, long distance for ALLTEL, without any charge or cost, to operate the Local Offices and provide the Services hereunder to Client. In the event Client desires to move the Local Offices after the Effective Date, whether such move is internal within Client or external, Client shall provide ALLTEL notice of such move as soon as reasonably practicable and Client shall reimburse ALLTEL for any cost incurred by ALLTEL resulting from such move.

         5.3 SECURITY STANDARDS. Client agrees to provide ALLTEL with a copy of its safety, security, and facilities polices that are applicable to all of its employees in the Local Offices, and ALLTEL agrees to abide by such communicated policies. Client will reimburse ALLTEL for its actual costs incurred as a Pass-Through Expense if adherence to such policies requested or required by Client increases ALLTEL's costs of operation.

6.       CLIENT RESOURCES.

         6.1 CLIENT RESOURCES. Client acknowledges that certain Client Resources will be required in order for ALLTEL to provide the Services. During the Term, Client will provide at no charge to ALLTEL the Client Resources specified in this Agreement for ALLTEL's use in providing the Services.

         6.2      REQUIRED CONSENTS.

                  (a) COOPERATION. Client shall be required to obtain all Required Consents. Upon Client's request, ALLTEL shall assist Client in obtaining the Required Consents. Once each such Required Consent has been obtained, Client shall provide a copy of it to ALLTEL. Until such time as the Required Consent has been obtained by Client, any right to use the affected Client Resource shall not be deemed to have been transferred to ALLTEL, and the parties shall cooperate with each other in achieving a reasonable alternative arrangement for the use of the affected Client Resources.

                  (b) COSTS. Any cost incurred by ALLTEL at Client's request in obtaining a Required Consent shall be separately charged by ALLTEL to Client as a Pass-Through Expense.

7.       HARDWARE, TECHNICAL SYSTEMS, SUPPLIES, AND POSTAGE.

         7.1 HARDWARE AND TECHNICAL SYSTEMS. As part of the Services, ALLTEL shall provide the hardware, technical systems (non-application software products and tools) and related equipment specified as being provided by ALLTEL in the Exhibits in order to perform the defined Services. During the Term and subject to Section 19.5(d) hereof, ALLTEL shall own all of such hardware and equipment, and hold the licenses and/or leases for all such technical systems.

         7.2 HARDWARE MAINTENANCE AND TECHNICAL SYSTEMS MAINTENANCE. ALLTEL will provide as part of the Service Fees all third party hardware maintenance and technical systems maintenance for the hardware, technical systems and related equipment specified in the Exhibits as being provided by ALLTEL.

         7.3 TERMINALS/WORKSTATIONS/NETWORK EQUIPMENT. Except as otherwise specified in the Exhibits, Client will (as a Client Resource) procure and pay all costs, including, without limitation, all hardware maintenance fees and software license and maintenance fees, of purchasing, leasing, installing, utilizing and owning personal computers, (terminals, workstations, LAN software and equipment and WAN equipment not specified as an ALLTEL responsibility under Exhibit B) used by Client's personnel.

         7.4 SUPPLIES, FORMS AND POSTAGE. ALLTEL will provide, as part of the Service Fees, magnetic tapes, tape cartridges, impact printer ribbons, bill stock, envelopes, and an initial supply of certain internal forms required to perform the Services during the Term of this Agreement. Client agrees to reimburse ALLTEL on a Pass-Through Expense basis for any costs incurred by ALLTEL for postage necessary to perform the Services. Client will provide, at no cost to ALLTEL, inserts and any special forms necessary for ALLTEL to meet the processing requirements of Client, as well as adequate transportation and storage therefor, including boxes and other packing materials required for the transportation of those inserts and special forms to ALLTEL's processing facility.

8.       SOFTWARE.

         8.1 USER MANUALS. ALLTEL will deliver or cause to be delivered to Client one copy of the ALLTEL Software user manuals within thirty (30) days after execution of this Agreement. All of such manuals shall be provided in the English language. ALLTEL consents to the reproduction of such ALLTEL Software user manuals by Client in accordance with this Agreement. Client may order additional copies of the ALLTEL Software user manuals at a price of US$100.00 per set. ALLTEL agrees to provide Client with one (1) copy of the user manuals for ALLTEL-Provided Third Party Software and additional copies as permitted under the applicable license agreements.

         8.2      THIRD PARTY SOFTWARE AND MAINTENANCE.

                  (a) THIRD PARTY SOFTWARE. Exhibit G sets forth a list of all Client-Provided Third Party Software, and Exhibit I sets forth a list of all ALLTEL-Provided Third Party Software as of the Effective Date that are included within the Service Fees. ALLTEL will use all Client-Provided Third Party Software for the exclusive use by ALLTEL in connection with the Services to Client. Additional use of Client-Provided Third Party Software by ALLTEL shall require the prior written consent of Client. For any Client-Provided Third Party Software that is not listed on Exhibit G, ALLTEL reserves the right in advance of any processing or use of any Client-Provided Third Party Software to assure compatibility with equipment and consistency with other processing requirements, techniques, and standards. If any use of such Client-Provided Third Party Software increases or decreases ALLTEL's operating costs, ALLTEL will so advise Client, and both Client and ALLTEL will negotiate to agree upon the appropriate changes to the Service Fees. Client will procure all consents and pay any expenses necessary to allow ALLTEL to use any Client-Provided Third Party Software. ALLTEL will procure all consents and pay any expenses necessary to allow ALLTEL to use any ALLTEL-Provided Third Party Software. If a defect occurs in the Client-Provided Third Party Software or if such Client-Provided Third Party Software does

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

                           not function in accordance with its specifications during the Term of the Agreement, ALLTEL and Client shall cooperate fully with each other to cause such third party to correct promptly such defect to the extent required under the applicable agreement. To the extent that any Client-Provided Third Party Software or necessary part thereof is not made available to ALLTEL or if a defect in any Client-Provided Third Party Software or necessary part thereof inhibits ALLTEL's provision of the Services, and despite ALLTEL's reasonable efforts to avoid and minimize such occurrence, ALLTEL shall be excused from providing such Services until at least the Client-Provided Third Party Software is made available or the defect remedied plus a reasonable time thereafter. ALLTEL agrees to use its reasonable best efforts to propose interim "work around" solutions and to contact and negotiate with such third party software vendors in an effort to accomplish the prompt elimination of any problems, and Client agrees to reimburse ALLTEL on a Pass-Through Expense basis for any costs incurred by ALLTEL outside of the Variable Staff in providing such interim "work around" solutions. Notwithstanding the foregoing, ALLTEL shall be responsible for any defects or availability issues with respect to all ALLTEL Software or ALLTEL-Provided Third Party Software.

                  (b) THIRD PARTY SOFTWARE MAINTENANCE. During the Term, Client will provide and pay for all Third Party Software maintenance for the Client-Provided Third Party Software listed in Exhibit G. During the Term, ALLTEL will provide as part of the Service Fees all third party software maintenance for the ALLTEL-Provided Third Party Software listed in
                           Exhibit I.

         8.3 ALLTEL SOFTWARE. Exhibit H sets forth the list of all ALLTEL Software that is used by ALLTEL to provide the Services and included within the Service Fees.] ALLTEL shall provide Client with notice of any replacement systems for the ALLTEL Software which are made generally available to other customers of ALLTEL. A replacement system refers to a new system developed or purchased which provides technical and or feature/function improvements over the system being replaced. At Client's option, Client may either remain on the ALLTEL Software through the Term of this Agreement or may convert to the replacement system, provided that Client pays to ALLTEL Service Fees for the conversion, training and other services related to converting to the replacement system. Negotiation of terms and conditions related to conversion to any replacement system shall be mutually agreed by the parties based ALLTEL's current hourly rates as set forth in Section
                  5.3 of Exhibit E for the work required for the conversion and shall be managed through the Change Management Process set forth in Section 11.1.

         8.4 INSTALLATION OF NEW RELEASES, UPDATES AND ENHANCEMENTS. All changes to the ALLTEL Software, including but not limited to Enhancements, shall be made in accordance with ALLTEL's Software Development Methodology Process as described in Exhibit J. All changes to the ALLTEL-Provided Third Party Software being provided to Client, including the installation of enhancements, updates and new releases of the ALLTEL-Provided Third Party Software, shall be made through the Change Management Process set forth in
                  Section 11.1 and only with the prior approval of Client, which shall not be unreasonably withheld, provided, however, Client agrees to provide all necessary approvals in order to ensure that the version of the ALLTEL-Provided Third Party Software in production with Client shall not be more than two (2) major releases behind that version of the ALLTEL-Provided Third Party Software then generally available to the public. ALLTEL shall make available to Client all enhancements, updates and releases to ALLTEL-Provided Third Party Software which ALLTEL makes available to any other customers of ALLTEL who also use the ALLTEL-Provided Third Party Software and Client agrees to cooperate with other customers of ALLTEL who also use the ALLTEL-Provided Third Party Software so that all such customers and Client are on the same version of each application of the ALLTEL-Provided Third Party Software. Client shall allocate Variable Staff to perform the Enhancements of the ALLTEL Software if such Enhancements are the result of Client initiated changes or requests as described in Exhibit J. Client shall allocate Variable Staff to install the enhancements, updates and new releases of the ALLTEL-Provided Third Party Software. If other customers of ALLTEL also use the same application of the ALLTEL-Provided Third Party Software, Client's allocation of Variable Staff to install the enhancements, updates and new releases shall be limited to the proportion of the necessary technical resources that the number of Access Lines bears to the total number of access lines processed by ALLTEL using such ALLTEL-Provided Third Party Software application.

                  Similarly, for all Client-Provided Third Party Software, Client agrees, upon notification by ALLTEL, and unless mutually agreed otherwise, to take all necessary steps in order to ensure that the version of the Client-Provided Third Party Software in production with Client is not more than two
                  (2) major releases behind the version of the Client-Provided Third Party Software then generally available to the public. Client is responsible for the costs of upgrading any Client-Provided Third Party Software but may allocate Variable Staff to install such upgrades. Except with respect to the costs of retrofitting custom code (e.g. client-requested modifications), if ALLTEL requests a change or modification to Client-Provided Third Party Software and such change is not the result of an enhancement, update or new release of the ALLTEL-Provided Third Party Software or Enhancements of the ALLTEL Software or of performance issues with the Client-Provided Third Party Software, then ALLTEL shall be responsible for the costs associated with such change or modification to the Client-Provided Third Party Software. Variable Staff shall be used to retrofit custom code to accommodate enhancements, updates, and new releases. Client shall bear any additional cost of retrofitting Client's custom code to accommodate

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

                  enhancements, updates, and new releases, including the cost of additional Variable Staff, if necessary.

9.       PERSONNEL AND COMMITTEES.

         9.1 ALLTEL ACCOUNT MANAGER. ALLTEL will assign a mutually agreeable individual (the "ALLTEL Account Manager") who will, on a full time basis, oversee and manage the Services under this Agreement. ALLTEL shall notify the Client of the identity of the initial ALLTEL Account Manager by November 30, 1999. Prior to assigning an individual as ALLTEL Account Manager, whether as an initial assignment or a replacement, ALLTEL shall notify Client of the proposed assignment, provide Client with a resume of the proposed ALLTEL Account Manager, give Client an opportunity to interview such proposed ALLTEL Account Manager, and use its reasonable and good faith efforts to provide the individual reasonably requested by Client. If Client reasonably and in good faith objects to the proposed assignment, ALLTEL will not assign the individual to that position and will propose to Client the assignment of another individual of like skill and similar experience.

         9.2 CLIENT PROJECT MANAGER. Client will assign an individual (the "Client Project Manager") who will serve as Client's primary point of contact for all communications with ALLTEL with respect to this Agreement. Client shall notify ALLTEL of the identity of the initial Client Project Manager by November 30, 1999. Prior to the selection of any replacement Client Project Manager, Client shall give notice to ALLTEL of such selection or change, will provide ALLTEL a resume of the proposed Client Project Manager and shall give ALLTEL an opportunity to interview such proposed Client Project Manager. Notwithstanding, the selection of any replacement Client Project Manager shall be at Client's sole discretion.

         9.3 ALLTEL VARIABLE STAFF. ALLTEL will provide the staffing level of development and analyst personnel set forth in Exhibit J, whose primary responsibilities will be to provide discretionary programming and business analyst services to Client (the "Variable Staff"); these services are described more fully in Exhibit J. Subject to a reasonable time for replacements in the event of resignations or terminations, ALLTEL will maintain such staffing levels of the Variable Staff throughout the Term of this Agreement. Client shall have the right to establish all programming and project priorities of the Variable Staff. Changes in priorities, which require reassignment of the Variable Staff to other responsibilities or any decrease in the number of the Variable Staff, may result in an enlargement of ALLTEL's time to complete certain tasks hereunder. ALLTEL has the right to transfer or terminate any employee of ALLTEL that is a member of the Variable Staff, provided that: (i) ALLTEL effects transfers of Variable Staff in a manner which will not have a material adverse effect on Client's ongoing business; (ii) ALLTEL gives Client notice of the transfer of any Variable Staff

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

                  prior to transfer and notice of the termination of any Variable Staff as soon as practicable following termination if the transfer or termination of such Variable Staff is reasonably expected to have an effect on Client's business;
                  (iii) ALLTEL includes within such notice an explanation of the training and experience level of the individual(s) proposed to replace such transferred or terminated Variable Staff; (iv) replacement Variable Staff have abilities and qualifications comparable to the transferred or terminated Variable Staff;
                  (v) if the Variable Staff is being transferred, the replacement Variable Staff commences work within a time so as to permit ALLTEL to meet ALLTEL's commitments to Client for price and delivery dates; and (vi) if the Variable Staff resigns or is terminated, the replacement Variable Staff commences work on the Variable Staff within a reasonable time and in no event later than thirty (30) Days after the terminated employee leaves the Variable Staff. If Client requests that a member of the Variable Staff be replaced due to lack of performance or if Client reasonably and in good faith determines that the continued assignment by ALLTEL of any member of the Variable Staff to perform Services under this Agreement is adversely affecting the interests of Client, then ALLTEL shall replace such member of the Variable Staff with a person of like skill and similar experience.

         9.4 VARIABLE STAFF CHANGES. At any time during the Term and upon Client's request, ALLTEL will use its reasonable best efforts to provide increases or decreases, but not below the stated minimum, to the Variable Staff, on either a short or long term basis. Client acknowledges that increases to Variable Staff may not be available at the time of Client's request and both parties agree to cooperate to effect the increase as soon as practicable. For short term (less than one (1) year) changes, ALLTEL will provide a proposal to Client identifying the change that such request will have on the scope and quality of the Services, as well as the applicable hourly rate(s) (plus expenses) for such personnel. For long term (one (1) year or more) changes, ALLTEL will provide a proposal to Client identifying the change that such request will have on the scope and quality of the Services, as well as the applicable increase or decrease to the Service Fees. Upon request from Client, ALLTEL will use its reasonable best efforts to provide dedicated Variable Staff on-site at the Local Offices or at the Client's call center facilities. ALLTEL will provide Client with a proposal identifying any Pass-Through Expenses associated with the dedication of Variable Staff at Client's location. Client acknowledges that it generally takes ninety
                  (90) Days for ALLTEL to provide a long-term (more than one (1) year) increase to the Variable Staff or to provide dedicated Variable Staff on-site at the Local Offices and ALLTEL agrees to use its reasonable and good faith efforts to provide the increase in accordance with Client's requested schedule. Client may request increases to the Variable Staff in order to redirect their priorities or to ask ALLTEL to undertake out of scope of Services under this Agreement. In the case of either an increase or decrease in the Variable Staff or dedication of Variable Staff at the Local Offices or Client's call center facilities, each party agrees to negotiate an

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

                  appropriate amendment to this Agreement setting forth all relevant personnel, price and Service changes.

         9.6      EFFECTIVE PLANNING AND COMMUNICATIONS.

                  (a) OPEN COMMUNICATION. ALLTEL and Client agree that effective planning and communication are necessary to provide overall direction for the Services identified in this Agreement, and that each will work to promote a free and open exchange of information between ALLTEL personnel, Client senior management, and Client user departments.

                  (b) STEERING COMMITTEE. Client shall establish an executive steering committee to oversee the Services performed under this Agreement (the "Executive Steering Committee"), which shall be comprised of the ALLTEL Account Manager and a sufficient number of Client's senior management to represent effectively the major user functions or departments of Client that are involved in ALLTEL's performance of the services. The Executive Steering Committee or its designees will be responsible for the monitoring of ALLTEL's performance with regard to the Services provided in this Agreement and its Exhibits, and the Committee shall meet monthly, unless a more or less frequent period of time is agreed to by both parties.

10.      FILES AND PROGRAMS, STORAGE, AND DISASTER RECOVERY.

         10.1 BACKUP. After such time as ALLTEL receives and operates Client's data on appropriate media in electronic format, ALLTEL will provide and maintain reasonable backup files on appropriate media for such Client data. ALLTEL will also reasonably backup all programs utilized to process Client's data in accordance with ALLTEL's production standards. ALLTEL agrees to provide off-site storage and transportation for all backup data files and programs produced for Client. If requested by Client, ALLTEL shall provide Client with a quarterly listing of the names of data files and programs for verification of the items in storage.

         10.2 DATA RETENTION. At ALLTEL's discretion, ALLTEL shall either retain billing and customer data records or shall provide Client with copies of billing and customer data records on a mutually agreeable schedule and medium so that Client may retain such records for sufficient time to permit Client to satisfy its regulatory obligations.

         10.3 DISASTER RECOVERY. ALLTEL shall provide Disaster Recovery Services in accordance with Exhibit K.

11.      CHANGE MANAGEMENT PROCESS.

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

         11.1 CHANGE MANAGEMENT PROCESS.Either party may, at any time by written order to the other party, request changes to the Services pursuant to its rights set forth in this Agreement ("Change Order"). The parties shall negotiate in writing any Change Order in good faith and such Change Order shall take effect as mutually agreed to by both parties in writing; provided, however, ALLTEL shall have the right to refuse to agree to any Change Order having the effect of terminating one or more of the Services (except as provided in 11.2 or in Section 19.4 and 19.5), which ALLTEL believes is technically not feasible or which would require ALLTEL to provide services outside of ALLTEL's area of expertise. If any Change Order results in an increase or decrease in the cost or time required for ALLTEL's performance of any of the Services, an equitable adjustment to any or all of the cost, delivery schedule, or the Service Fees set forth in Exhibit E shall be negotiated by the parties, and the Agreement and appropriate Exhibits shall be amended to reflect such approved Change Order. ALLTEL may, but is not obligated to, begin work on the Change Order until such time as Client and ALLTEL shall have reached an equitable adjustment to the cost and delivery schedule.

         11.2 TRANSITION OF CERTAIN ACCESS LINES TO THE MESCALERO INDIANS. ALLTEL agrees that Client may convert certain of the Access Lines acquired by the Mescalero Apache Tribe ("Mescalero") to non-ALLTEL systems as a part of the transition of such lines to the Mescalero. Nothing herein shall impose any obligation upon ALLTEL to provide processing or other services to the Mescalero. Client shall give ALLTEL notice of such transition in accordance with the Change Management Process described in
                  Section 11.1. Such notice shall include a description of the activities required of ALLTEL in connection with such transition. ALLTEL and Client shall cooperate to affect an orderly and uninterrupted transition of the access lines to the Mescalero or the Mescalero's designee. The Change Order shall not take effect until the parties mutually agree upon each party's roles and responsibilities and the additional Service Fees associated with the transition/conversion.

12.      INTELLECTUAL PROPERTY RIGHTS.

         12.1 MODIFICATIONS TO CLIENT-PROVIDED THIRD PARTY SOFTWARE. Any writing or work of authorship, regardless of medium, created or developed by ALLTEL at Client's request in the course of performing the Services under this Agreement (except for writings or works of authorship incorporated into or relating to the ALLTEL Software or ALLTEL-Provided Third Party Software) including, but not limited to, software, source code, blueprints, diagrams, flow charts, specifications or functional descriptions, and specifically including any modifications, enhancements, interfaces (other than interfaces to the ALLTEL Software) (individually, a "Client Work") shall be deemed a "work for hire", and the sole and exclusive property of Client (except that no such writing or work of authorship relating to the Client-Provided Third Party Software shall be a Client

                  Work if the license agreement governing the Third Party Software prohibits the granting of such right). The term "Client Work" shall not include the ALLTEL Software, or any modifications thereto, as well as any writing or work of authorship, regardless of medium, relating to or evidencing the ALLTEL Software. To the extent any Client Work is not deemed a "work for hire" under applicable law, ALLTEL hereby irrevocably assigns, transfers and conveys to Client all of its right, title and interest in such Client Work, including but not limited to, all rights of patent, copyright, trade secret, know-how and other proprietary and associated rights in such Client Work. ALLTEL agrees to execute such other documents or take such other actions as Client may reasonably request to perfect Client's ownership of any Client Work of which Client is granted ownership under this Section. Subject to ALLTEL's obligations to Client under Section 20 hereof, the parties acknowledge that Client's ownership of any such Client Work shall not preclude ALLTEL from developing for other ALLTEL customers any work or works which are the same or substantially similar to a Client Work or Client Works.

         12.2 OWNERSHIP OF ALLTEL SOFTWARE. As of the date hereof, and at all times hereafter, ALLTEL shall be the sole and exclusive owner of all right, title, and interest in and to the ALLTEL Software, including, without limitation, all intellectual property and other rights with respect to the ALLTEL Software. The parties acknowledge that this Agreement in no way limits or restricts ALLTEL and the ALLTEL Affiliates from developing or marketing on their own or for any third party in the United States or any other country the ALLTEL Software, as from time to time constituted (including, but not limited to, any modification, enhancement, interface, upgrade, change and all software, source code, blueprints, diagrams, flow charts, specifications, functional descriptions or training materials relating thereto) without payment of any compensation to Client, or any notice to Client.

         12.3 MODIFICATIONS TO ALLTEL SOFTWARE. Any writing or work of authorship, regardless of medium, created or developed by ALLTEL, Client, or any third party in the course of performing the Services under this Agreement and relating to the ALLTEL Software or ALLTEL-Provided Third Party Software including but not limited to, any software, source code, blueprints, diagrams, flow charts, specifications or functional descriptions, and any modifications, enhancements, and interfaces, (individually an "ALLTEL Work") shall not be deemed a "work for hire", but shall be owned solely and exclusively by ALLTEL (except that no such writing or work of authorship relating to the ALLTEL-Provided Third Party Software shall be an ALLTEL Work if the license agreement governing the Third Party Software prohibits the granting of such right). Subject to the confidentiality provisions of this Agreement, Client shall have a perpetual royalty-free license to use any writing or work of authorship created or developed by Client relating to the ALLTEL Software and owned by ALLTEL pursuant to this Section. To the extent any ALLTEL Work for any reason is determined not to be owned by

                  ALLTEL, Client hereby irrevocably assigns, transfers and conveys to ALLTEL all of Client's right, title, and interest in such ALLTEL Work, including, but not limited to, all rights of patent, copyright, trade secret, know-how, and or other proprietary and associated rights in such ALLTEL Work. Client agrees to execute such documents and take such other actions as ALLTEL may reasonably request to perfect ALLTEL's ownership of any such ALLTEL Work. Client agrees and acknowledges that ALLTEL and the ALLTEL Affiliates shall have the right to undertake parallel efforts to develop, market and make available for itself or any third party, without the consent of or compensation to Client, any interfaces, modifications, upgrades, enhancements or changes to the ALLTEL Software or any ALLTEL-Provided Third Party Software without regard to whether such interfaces, modifications, upgrades, enhancements or changes may be the same as, substantially similar to, or different from ALLTEL Work, as long as such efforts are performed in accordance with ALLTEL's obligations to Client under Section 20 hereof.

13.      AUDITS.

         13.1 CLIENT'S AUDITS. As reasonably requested by Client, ALLTEL shall cooperate with Client and its internal or external auditors and regulators for the purpose of Client's regulatory compliance at Client's facilities. Promptly following any audit, whether conducted by Client's internal or external auditors, Client will request that its auditors conduct an exit conference with ALLTEL and will provide ALLTEL as soon thereafter as reasonably possible a copy of each report prepared as a result of such audit examination relating to data processing whether in draft or final form. In addition, Client will provide or will instruct its auditors to provide ALLTEL with a copy of that portion of each written report containing comments concerning ALLTEL or the Services performed by ALLTEL pursuant to this Agreement. Client shall reimburse ALLTEL as a Pass-Through Expense for reasonable costs incurred by ALLTEL in cooperating with Client in connection with Client's audit, provided that ALLTEL shall bear its costs of follow-on investigations resulting from the audit, of remedying any problems related to ALLTEL's performance, and of verifying that any problems related to ALLTEL's performance have been remedied.

         13.2 EXCLUDED MATERIALS. Nothing in this Section 13 shall be construed to require ALLTEL to provide Client with access to any records of whatever kind which contain information pertaining to any person or entity other than Client. In the event that the records contain commingled information relating to Client and a person or entity other than Client, ALLTEL shall mask or take other appropriate steps to maintain the confidentiality of the information relating to such other person or entity.

14.      DISPUTE RESOLUTION.

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

         14.1 DISPUTE RESOLUTION PROCEDURES. In the event a dispute arises between ALLTEL and Client with respect to the terms and conditions of this Agreement, or any subject matter governed by this Agreement, other than disputes regarding a party's compliance with the provisions of Section 20 (Confidentiality), such dispute shall be settled as set forth in this Section 14. If either party exercises its right to initiate the dispute resolution procedures under this Section 14, then during such procedure any time periods providing for termination of the Agreement or curing any material breach under Section 19 shall be automatically suspended, except with respect to any termination or breach arising out of Client's failure to make timely and complete payments to ALLTEL under this Agreement. Except as is provided in Section 3.2(b) with respect to disputed funds placed in escrow, at such time as the dispute is resolved, interest at the Interest Rate for the period of dispute shall be paid to the party entitled to receive the disputed monies to compensate for the lapsed time between the date such disputed amount originally was to have been paid (or was paid) through the date monies are paid (or credited) in settlement of the dispute.

         14.2 CLAIMS PROCEDURES. If any party shall have any dispute with respect to the terms and conditions of this Agreement, or any subject matter referred to in or governed by this Agreement, that party (through the ALLTEL Account Manager of ALLTEL or the Client Project Manager of Client, as the case may be) shall provide written notification to the other party (through the ALLTEL Account Manager of ALLTEL or the Client Project Manager of Client, as the case may be) in the form of a claim identifying the issue or amount disputed and including a detailed reason for the claim. The party against whom the claim is made shall respond in writing to the claim within thirty (30) Days from the date of receipt of the claim document. The party filing the claim shall have an additional thirty (30) Days after the receipt of the response either to accept the resolution offered by the other party or to request implementation of the procedures set forth in Section 14.3 (the "Escalation Procedures"). Failure to meet the time limitations set forth in this Section shall result in the implementation of the Escalation Procedures.

         14.3     ESCALATION PROCEDURES.

                  (a) Each of the parties agrees to negotiate, in good faith, any claim or dispute that has not been satisfactorily resolved following the claim resolution procedures described in Section 14.2. To this end, each party agrees to escalate any and all unresolved disputes or claims in accordance with
                           Section 14.3(b) and (c) before taking further action.

                  (b)      If the negotiations conducted pursuant to Section
                           14.2 do not lead to resolution of the underlying dispute or claim to the satisfaction of a party involved in such negotiations, then either party may notify the other in writing that she/he desires to elevate the dispute or claim to the President, Telecom Division of ALLTEL and Chief Operating Officer of Client (or

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

                           her/his designee) for resolution. Upon receipt by the other party of such written notice, the dispute or claim shall be so elevated and the President, Telecom Division, of ALLTEL and the Chief Operating Officer of Client (or her/his designee) shall negotiate in good faith and each use reasonable best efforts to resolve such dispute or claim. The location, format, duration and conclusion of these elevated discussions shall be left to the discretion of the representatives involved. If the discussions described in this Section 14.3(b) do not result in resolution of the dispute within ninety (90) days of commencement of the Escalation Procedures described in this Section 14.3 (or such other time period as is mutually agreed to by the parties in writing), the dispute shall be further elevated as described in
                           Section 14.3(c). Upon agreement, the representatives may utilize other alternative dispute resolution procedures to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, exempt from discovery and production, which shall not be admissible in subsequent proceedings between the parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in such subsequent proceeding.

                  (c) If the negotiations conducted pursuant to Section 14.3(b) do not lead to resolution of the underlying dispute or claim to the satisfaction of a party involved in such negotiations, then either party may notify the other in writing that she/he desires to elevate the dispute or claim to the President of ALLTEL and Chief Executive Officer of Client (or her/his designee). Upon receipt by the other party of such written notice, the dispute or claim shall be so elevated and the President of ALLTEL and the Chief Executive Officer of Client (or her/his designee) shall negotiate in good faith and each use its reasonable best efforts to resolve such dispute or claim. The location, format, frequency, and conclusion of these elevated discussions shall be left to the discretion of the representatives involved. If the discussions described in this
                           Section 14.3(c) do not result in resolution of the dispute within thirty (30) Days of the elevation of the dispute as described in this Section 14.3(c) (or other time period as is mutually agreed to in writing by the parties), the dispute shall be resolved as provided in Section 14.3. Upon agreement, the representatives may utilize other alternative dispute resolution procedures to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, exempt from discovery and production, which shall not be admissible in any subsequent proceedings between the parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in such subsequent proceeding.

         14.4 ARBITRATION PROCEDURES. In the event that a claim, controversy or dispute between the parties with respect to the terms and conditions of this Agreement, or any subject matter governed by this Agreement, which is subject to arbitration hereunder and which has not been resolved by use of the claims procedures described in Section 14.2 or the Escalation Procedures described in Section 14.3, either party may, within thirty (30) Days after the conclusion of the discussions described in Section 14.3(c), request binding arbitration of the issue in accordance with the following procedures:

                  (a) Either party may request arbitration by giving the other involved party written notice to such effect, which notice shall describe, in reasonable detail, the nature of the dispute, controversy or claim. Such arbitration shall be governed by the Commercial Arbitration Rules of the American Arbitration Association ("AAA") 601 Pennsylvania Avenue, N.W., Suite 700, Washington, D.C. 20004, as amended by this Agreement and conducted in English.

                  (b) Upon either party's request for arbitration, an arbitrator shall be selected by mutual agreement of the parties to hear the dispute in accordance with AAA rules. If the parties are unable to agree upon an arbitrator, then either party may request that the AAA select an arbitrator and such arbitrator shall hear the dispute in accordance with AAA rules. For disputes amounting to US$2,500,000 or more, a panel of three (3) arbitrators shall be selected to hear the dispute. In such case, each party shall select one (1) arbitrator who shall be unaffiliated with such party, and the two (2) arbitrators shall select a third arbitrator. If the two (2) arbitrators are unable to agree upon a third arbitrator, the AAA will select the third arbitrator. In the case of a three
                           (3) arbitrator panel, the decision of a majority shall control. The arbitration shall be held in such location as may be mutually acceptable to the parties in Dallas, Texas.

                  (c) Each of the parties shall bear its own fees, costs and expenses of the arbitration and its own legal expenses, attorneys' fees and costs of all experts and witnesses. Unless the award provides otherwise, the fees and expenses of the arbitration procedures, including the fees of the arbitrator or arbitrators, will be shared equally by the involved parties.

                  (d) Any award rendered pursuant to such arbitration shall be final, conclusive and binding upon the parties, and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

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

                  (e) Claims, controversies and disputes amounting to greater than $15,000,000 may be resolved through litigation, rather than binding arbitration. The party desiring to resolve the issue through litigation shall give written notice to the other party within the time period set forth in the first paragraph of this Section 14.4.

         14.5     CLAIM EXPIRATION. Except for claims for indemnification under
                  Section 16, no claims to be resolved under this Section 14 may be made more than one year after the date by which the fault or failure was or should reasonably have been discovered; failure to make such a claim within the one-year period shall forever bar the claim.

         14.6 CONTINUATION OF SERVICES. Unless ALLTEL is bringing an action for Client's failure to make timely and complete payments to ALLTEL for Services not otherwise in dispute under Section 14, ALLTEL will continue to provide Services under this Agreement, and Client will continue to make payments to ALLTEL, in accordance with this Agreement, during the dispute resolution procedures described in this Section 14.

15.      LIMITATION OF LIABILITY.

         (a) Notwithstanding any other provision of this Agreement, each party's liability for any breach or any claim or cause of action whether based in contract, tort or otherwise which arises under or is related to this Agreement shall be limited to the other party's direct out-of-pocket damages actually incurred, which under no circumstances shall exceed in the aggregate US$20,000,000, except that Client's limitation of liability shall be increased in the amount of any Capitalized Conversion Fees pursuant to Section 1.1 of Exhibit E. In no event shall ALLTEL or Client be liable for loss of profits, loss of business, indirect, special, punitive, incidental or consequential damages of any kind whatsoever or the claims or demands made by any third parties whether or not such party has been advised of the possibility of such damages., provided, however, that this sentence shall have no application to any Continuation Services as defined in the GTE Agreements for which ALLTEL may be responsible under Exhibit L or Section 19.2(c) of this Agreement, or to any of the expenses or payments described in Section 6.3(b) of Exhibit L or to any payments to be made by Client pursuant to Section 19.3(d) of the Agreement.

         (b) ALLTEL shall have no liability, express or implied, whether arising under contract, tort or otherwise which results directly or indirectly from the internal operations and performance of any Client-Provided Third Party Software or hardware or any enhancement, development or maintenance of any such Client-Provided Third Party Software. ALLTEL will continue to perform the Services, except to the extent that the internal operations and performance of such Client-Provided Third Party Software or hardware prevents such performance of the

                  Services. In such event, ALLTEL will use its reasonable best efforts to implement an appropriate "work around" so as to minimize any material adverse effect to Client.

16.      INDEMNIFICATION.

         16.1 PERSONAL INJURY AND PROPERTY DAMAGE. Subject to Section 15 hereof, each party agrees to indemnify, defend and hold harmless the other and its officers, directors, employees, affiliates (including, where applicable, the ALLTEL Affiliates and Client affiliates), and agents from any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) arising from or in connection with the damage, loss (including theft) or destruction of any real property or tangible personal property of the indemnified party or injury or death to any persons resulting from the actions or inactions of any employee, agent or subcontractor of the indemnifying party insofar as such damage arises out of or in the course of fulfilling its obligations under this Agreement and to the extent such damage is due to any negligence, breach of statutory duty, omission or default of the indemnifying party, its employees, agents or subcontractors. The foregoing represents the sole and exclusive remedy of each party with regard to the matter described in this Section 16.1.

         16.2 INFRINGEMENT OF ALLTEL SOFTWARE OR ALLTEL-PROVIDED THIRD PARTY SOFTWARE. Subject to Section 15 hereof, ALLTEL agrees to defend at its own expense, any claim or action brought by any third party against Client or against its officers, directors, employees, Client affiliates, and agents for actual or alleged infringement of any U.S. patent, copyright or other intellectual property right (including, but not limited to, misappropriation of trade secrets) based upon the ALLTEL Software or ALLTEL-Provided Third Party Software furnished hereunder by ALLTEL. Subject to Section 15 hereof, ALLTEL further agrees to indemnify and hold Client and the Client affiliates harmless from and against any and all liabilities, losses, costs, damages, and expenses (including reasonable attorneys' fees) associated with any such claim or action incurred by Client. ALLTEL shall have the sole right to conduct and control the defense of any such claim or action and all negotiations for its settlement or compromise, unless otherwise mutually agreed to in writing between the parties hereto. ALLTEL agrees to give Client, and Client agrees to give ALLTEL, as appropriate, prompt written notice of any written threat, warning or notice of any such claim or action against ALLTEL or Client, as appropriate, or any other user or any supplier of components of the ALLTEL Software or ALLTEL-Provided Third Party Software covered hereunder, which could have an adverse impact on Client's use of same, provided ALLTEL or Client, as appropriate, knows of such claim or action. If in any such suit so defended, all or any part of the ALLTEL Software (or any component thereof) or the ALLTEL-Provided Third Party Software (or any component thereof) is held to constitute an infringement or violation of any other party's intellectual property rights and is enjoined, or if in respect of any claim of infringement, ALLTEL deems it advisable to do so, ALLTEL shall at its sole option take one or more of the following actions at no additional cost to Client: (a) procure the right to continue the use of the same without material interruption for Client; (b) replace the same with non-infringing software that meets the same specifications as the infringing software; or
                  (c) modify said ALLTEL Software or ALLTEL-Provided Third Party Software (to the extent permitted by such third party) so as to be non-infringing, provided that the ALLTEL Software or ALLTEL-Provided Third Party Software as modified meets the specifications as the infringing software. The foregoing represent the sole and exclusive remedy of Client with regard to any of the above infringements or alleged infringements.

         16.3 INFRINGEMENTS OF CLIENT-PROVIDED THIRD PARTY SOFTWARE OR CLIENT RESOURCES. Client agrees to defend at its own expense, any claim or action brought by any third party against ALLTEL or against its officers, directors, employees, ALLTEL Affiliates, and agents for actual or alleged infringement of any U.S. patent, copyright or other intellectual property right (including, but not limited to, misappropriation of trade secrets) based upon the Client-Provided Third Party Software or Client Resources furnished hereunder by Client. Client further agrees to indemnify and hold ALLTEL and the ALLTEL Affiliates harmless from and against any and all liabilities, losses, costs, damages, and expenses (including reasonable attorneys' fees) associated with any such claim or action incurred by ALLTEL and the ALLTEL Affiliates. Client shall have the sole right to conduct the defense of any such claim or action and all negotiations for its settlement or compromise, unless otherwise mutually agreed to in writing between the parties hereto. Client agrees to give ALLTEL, and ALLTEL agrees to give Client, as appropriate, prompt written notice of any written threat, warning or notice of any such claim or action against ALLTEL or Client, as appropriate, or any other user or any supplier of components of Client-Provided Third Party Software or Client Resources covered hereunder, which could have an adverse impact on ALLTEL's use of same, provided ALLTEL or Client, as appropriate, knows of such claim or action. If in any such suit so defended, all or any part of the Client-Provided Third Party Software (or any component thereof) or Client Resources (or any component thereof) is held to constitute an infringement or violation of any other party's intellectual property rights and is enjoined, or if in respect of any claim of infringement, Client deems it advisable to do so, Client shall at is sole option take one or more of the following actions at no additional cost to ALLTEL: (a) procure the right to continue the use of the same without material interruption for ALLTEL; (b) replace the same with non-infringing software or Client Resource that meets the same specifications as the infringing software or Client Resource; (c) modify said Client-Provided Third Party Software or Client Resource (to the extent permitted by such third party) so as to be non-infringing, provided that Client-Provided Third Party Software or Client Resource as modified meets the same specifications as the infringing software; or (d) relieve ALLTEL of its obligation to use such Client-Provided Third Party Software or Client Resource to perform the applicable Services hereunder. The foregoing represents the sole and exclusive remedy of ALLTEL with regard to any of the above infringements or alleged infringements.

         16.4 DISPUTE RESOLUTION. The provisions of Section 14 shall apply with respect to the submission of any claim for indemnification under this Agreement and the resolution of any disputes relating to such claim.

17.      FORCE MAJEURE, TIME OF PERFORMANCE AND INCREASED COSTS, AND ERROR
         CORRECTION.

         17.1 FORCE MAJEURE. Neither party shall be held liable for any delay or failure in performance of all or a portion of the Services of any part of this Agreement from any cause beyond its reasonable control and without its fault or negligence, including, but not limited to, acts of God, acts of civil or military authority, government regulations, government agencies, delay or failure to receive any required government approvals, embargoes, strikes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, power blackouts affecting facilities, unusually severe weather conditions, acts or omissions of transportation carriers, or delays associated with custom problems (the "Affected Performance"). Upon the occurrence of a condition described in this Section 17.1, the party whose performance is affected shall give written notice to the other party describing the Affected Performance, and the parties shall promptly confer, in good faith, to agree upon equitable, reasonable action to minimize the impact, on both parties, of such condition, including, without limitation, implementing the disaster recovery services. The parties agree that the party whose performance is affected shall use commercially reasonable efforts to minimize the delay caused by the force majeure events and recommence the Affected Performance and to perform notwithstanding the occurrence of the above events. When a force majeure event or disaster causes ALLTEL to allocate limited resources between or among ALLTEL customers, Client shall receive at least the same priority in respect of such allocation as ALLTEL's other customers. During the period of a force majeure delay affecting ALLTEL, ALLTEL's time of performance with respect to Services performed under this Agreement (including the Service Level Measurements described in Exhibit F) shall be adjusted, if and to the extent necessary. In the event of a failure in performance of all or a portion of the Services caused by the force majeure event lasts for a period of more than thirty (30) Days, the parties shall negotiate an equitable modification to this Agreement with respect to the Affected Performance. If the parties are unable to agree upon an equitable modification within fifteen
                  (15) Days after such thirty (30)-Day period has expired, then either party shall be entitled to serve notice of termination on the other party with respect to only such Affected Performance. The portion of the Services that is the Affected Performance shall terminate as of the date set forth in the termination notice. The remaining portion of the Agreement that does not involve the Affected Performance shall continue in full force and effect.

         17.2 TIME OF PERFORMANCE AND INCREASED COSTS. In addition to the adjustments described in Section 17.1, ALLTEL's time of performance with respect to Services performed under this Agreement shall be adjusted, if and to the extent reasonably necessary, to the extent that any of the following affects ALLTEL's time of performance: (a) Client fails to timely submit data or materials in the prescribed form or in accordance with the requirements of this Agreement; (b) Client fails to perform, on a timely basis, the functions or other responsibilities of Client described in this Agreement; (c) Client or any governmental agency authorized to regulate or supervise Client makes any special request which affects ALLTEL's normal performance schedule; (d) Client fails to timely provide any Client Resources called for by this Agreement; (e) Client changes the priorities or decreases the number of the Variable Staff; or (f) any Client-Provided Third Party Software or Client Resource does not perform in accordance with its specifications and, in each case, the same is necessary for ALLTEL's performance hereunder. In addition, if any of the above events occur, and to the extent such event results in an increased cost to ALLTEL for providing the affected Service, ALLTEL shall so advise Client, and Client may either pay any and all increased costs to ALLTEL or relieve ALLTEL of its responsibilities with respect to the affected Service.

         17.3 ERROR CORRECTION. ALLTEL and Client agree to develop formal procedures whereby Client's audit and control staff will properly review, inspect, verify, and sign-off on sample bills provided by ALLTEL prior to releasing each billing run for production processing. Client agrees to notify ALLTEL immediately of any errors, omissions, or inaccuracies in the sample bills provided by ALLTEL. In the event of an error, omission or inaccuracy with regard to Client's bills discovered by Client during review of the sample bills and of which ALLTEL is notified prior to production processing, ALLTEL will promptly correct such error, omission or inaccuracy, regardless of cause. Client shall not incur additional charges in connection with the correction of billing unless such error(s) were caused by (i) the nature of Client's data, (ii) Client-Provided Third Party Software, or
                  (iii) Client's failure to notify ALLTEL of the error prior to production processing if Client reasonably could have discovered such error. All errors attributable to the causes referred to in subclauses (i), (ii) and (iii) are hereinafter collectively referred to as "Client Errors".

                  In the event of billing errors, omissions or inaccuracies by ALLTEL that necessitate a bill rerun other than errors, omissions or inaccuracies caused by a Client Error, ALLTEL agrees to run, without an increase in Service Fees, a rebilling to correct such error promptly after notice by Client. In the event of a Client Error that necessitates a bill rerun, ALLTEL agrees to run a rebilling to correct such error promptly after notice by Client. Client acknowledges that there may be an increase in Service Fees related to such re-billing in accordance with Section 2.2 of Exhibit E.

                  Client will carefully review and inspect all reports prepared by ALLTEL. If Client fails to notify ALLTEL of errors in such reports within a reasonable period of time, Client shall have waived its rights in respect of such error and assumed all risks in respect thereof, provided however, that ALLTEL shall not be relieved of its obligations to correct such error, once notified, for on-going processing.

18.      NOTICES.

         18.1 NOTICES. Except as otherwise provided under this Agreement or in the Exhibits, all notices, demands or requests which may be given by any party to the other party shall be in writing and shall be deemed to have been duly given when received, written notice may be delivered in person, or sent via telefax, United States mail or internationally recognized courier service, and addressed as set forth below:

                  If to ALLTEL:        ALLTEL Information Services, Inc.
                                       200 North Point Center East, Suite 100
                                       Alpharetta, GA 30022
                                       Attn: President, Telecom Division

                  With a copy to:      ALLTEL Information Services, Inc.
                                       4001 Rodney Parham Road
                                       Little Rock, AR 72207
                                       Attn: General Counsel

                  If to Client:        dba Communications, LLC
                                       1200 19th Street, N.W., Suite 500
                                       Washington, D.C. 20036
                                       Attn.: Chief Executive Officer

                  With a copy to:      dba Communications, LLC
                                       1200 19th Street, N.W., Suite 500
                                       Washington, D.C. 20036
                                       Attn.: Chief Operating Officer

         18.2 CHANGE OF ADDRESS. The address to which such notices, demands, requests, elections or other communications are to be given by either party may be changed by written notice given by such party to the other party pursuant to this Section.

19.      TERMINATION.

         19.1     TERMINATION. This Agreement, except as otherwise provided in
                  Section 19, will continue in effect until the Expiration Date. This Agreement, including all Exhibits may be terminated by the permitted party giving written notice to the other party in accordance with Section 18.1 and the applicable provisions of this

                  Section. The effective date of any such termination shall be the Termination Completion Date (as defined and determined in accordance with the provisions of Section 19.5), and such date shall be the Expiration Date in the event this Agreement is so terminated. The parties agree that the transition of a portion of the Access Lines to the Mescalero Indians in accordance with Section 11.2 shall not be a breach or a partial termination of this Agreement.

         19.2 TERMINATION UPON ALLTEL'S MATERIAL BREACH. In the event of the material breach by ALLTEL of any provision of this Agreement, Client shall give ALLTEL written notice, and:

                  (a) If such breach is for ALLTEL's breach of its obligations under Section 20 with respect to Client's Proprietary Information, which, in the reasonable judgment of Client, materially and adversely affects Client, ALLTEL shall cure the breach within fifteen
                           (15) Days after such notice. If ALLTEL does not cure such breach by such date, or is not working diligently in good faith to cure such breach in cases where a breach cannot reasonably be expected to be cured within fifteen (15) Days, Client may, at its sole option, elect to terminate this Agreement by giving written notice of such election to ALLTEL (the date of such notice shall be the "Termination Election Date"). In such case, within thirty (30) Days after the Termination Completion Date, (as defined in Section 19.5) ALLTEL shall pay the Client Damages as set forth in the applicable subsection (c) and (d) below

                  (b) If such breach is for any failure by ALLTEL to perform in accordance with this Agreement which, in the reasonable judgment of Client, materially and adversely affects Client or for repeated failures to perform which collectively materially and adversely affect Client, ALLTEL shall cure such breach within sixty (60) Days after the date of such notice; provided, however, that if the breach occurs prior to the Conversion Completion Date, ALLTEL shall cure such breach within thirty (30) Days after the date of such notice, provided that the length of the cure period does not adversely affect the Target Conversion Dates for the applicable Conversion. If ALLTEL works diligently in good faith to cure the breach in accordance with this Section and such breach is not capable of being cured with sixty (60) Days, (or thirty (30) Days or the shorter cure period in the case of a breach prior to the Conversion Completion Date) ALLTEL shall be accorded up to thirty (30) additional Days to cure such breach, provided that the length of such further cure period does not adversely affect the Target Conversion Dates for the applicable Conversion. The parties shall promptly confer, in good faith, to agree upon an equitable, reasonable action plan to minimize the impact of the breach. ALLTEL shall begin promptly to address and cure such breach, including assigning all personnel and other resources necessary to do so and shall work diligently in good faith throughout the cure period. If ALLTEL does not cure such breach within such period, or is not working diligently in good faith to cure such breach in cases where a breach cannot reasonably be expected to be cured within the cure period set forth herein, then Client may, at its sole option, elect to terminate this Agreement and all Services hereunder by giving written notice of such election to ALLTEL, the date of which shall constitute the Termination Election Date. In such case, and in either of the circumstances described in the next two succeeding sentences of this subparagraph (b), within thirty (30) Days after the Termination Completion Date, ALLTEL shall pay the Client Damages set forth in the applicable subsection
                           (c) or (d) below to Client. If ALLTEL's breach does not affect the provision of the Output Processing Services and Client is not also in breach of this Agreement, Client may, at its sole option, terminate all other Services provided under this Agreement in accordance with the provisions set forth above with the exception of the Output Processing Services, in which case the terms and conditions of this Agreement applicable to the Output Processing Services shall continue in full force and effect and each of Client and ALLTEL shall begin performing its respective transition obligations under Sections 19.6 and 19.7 with respect to all other Services. If ALLTEL's breach relates solely to the Output Processing Services and Client is not also in breach of this Agreement, Client may, at its sole option, terminate the Output Processing Services in accordance with the provisions set forth above, in which case the terms and conditions of this Agreement applicable to all other Services shall continue in full force and effect and each of Client and ALLTEL shall begin performing its respective transition obligations under Sections 19.6 and 19.7 with respect to the Output Processing Services.

                  (c) If such breach is for ALLTEL's breach of its obligations under Exhibit L, Client Damages, subject to Section 15 hereof, shall consist solely of Client's direct out-of-pocket damages, actually incurred, for (i) expenses for Continuation Services as described in Section 9.4 of the GTE Agreements in an amount not to exceed [*****] plus the recurring monthly processing charges for Client's Access Lines limited to the amount of [*****] for each Access Line for which Client obtains Continuation Services for a period of not to exceed six (6) months; (ii) amounts paid to ALLTEL for Gap Closures, Variable Staff services and Conversion Services; (iii) any regulatory fines or forfeitures to the extent resulting from ALLTEL's breach, provided Client gives ALLTEL notice within a reasonable period following receipt by Client of notice of such fine or forfeiture and Client gives ALLTEL the opportunity to cure such breach to the extent such cure or other remedial period is permitted by the governmental authority issuing such fine or forfeiture or notice of same; and (iv) amounts directly resulting from ALLTEL's breach of Section 20 of this Agreement. Client shall use its reasonable best efforts to minimize the damages payable by ALLTEL.

                  (d) If such breach is for ALLTEL's breach of its obligations for Services other than Conversion Services, Client Damages, subject to Section 15 hereof, shall consist solely of Client's direct out-of-pocket damages, actually incurred, (i) for obtaining replacement Managed Operations Services, Managed Network Services and Output Processing Services, as applicable, of a substantially similar scope and nature to such Services in excess of what Client would have otherwise paid ALLTEL hereunder in an amount not to exceed one-hundred-ten percent (110%) of the Service Fees for such Services; (ii) for converting to non-ALLTEL systems: an amount equal to amounts paid to ALLTEL for Gap Closures, Variable Staff services and Conversion Services if the Termination Election Date occurs prior to the commencement of Operation Year 1; an amount equal to $1,700,000 if the Termination Election Date occurs after the commencement of Operation Year 1 but before the Conversion Completion Date; and amount equal to $7,500,000 if the Termination Election Date occurs after the Conversion Completion Date and during Operation Year 1, Operation Year 2 or Operation Year 3; or an amount equal to $4,000,000 if the Termination Election Date occurs during Operation Year 4; or $0 if the Termination Election Date occurs during Operation Year 5; provided that all of such amounts shall be reduced by the amount of any unpaid Capitalized Conversion Fees; (iii) for any regulatory fines or forfeitures to the extent resulting from ALLTEL's breach, provided Client gives ALLTEL notice within a reasonable period following receipt by Client of notice of such fine or forfeiture and Client gives ALLTEL the opportunity to cure such breach to the extent such cure or other remedial period is permitted by the governmental authority issuing such fine or forfeiture or notice of same; and (iv) for amounts directly resulting from ALLTEL's breach of Section 20 of this Agreement. Client shall use its reasonable best efforts to minimize the damages payable by ALLTEL.

                  (e) The failure of Client to exercise any right to elect to terminate this Agreement shall not constitute a waiver of the rights granted herein with respect to any subsequent default.

         19.3 TERMINATION UPON CLIENT'S MATERIAL BREACH. In the event of the material breach by Client of any provision of this Agreement, ALLTEL shall give Client written notice, and:

                  (a) If such breach is for Client's breach of its obligations under Section 20 with respect to ALLTEL's Proprietary Information, which, in the reasonable judgment of ALLTEL, materially and adversely affects ALLTEL, Client shall cure the breach within fifteen
                           (15) Days after such
                           notice. If Client does not cure such breach by such date, or is not working diligently in good faith to cure such breach in cases where a breach cannot reasonably be expected to be cured within fifteen
                           (15) Days, ALLTEL may, at its sole option, elect to terminate this Agreement by giving written notice of such election to Client (the date of such notice shall be the "Termination Election Date"). In such case, within thirty (30) Days after the Termination Election Date, Client shall pay the ALLTEL Damages (as defined below).

                  (b) If such breach is for Client's non-payment of amounts due under this Agreement, Client shall cure the breach within fifteen (15) Days after such notice. If Client does not cure such breach by such date, ALLTEL may, at its sole option, elect to terminate this Agreement by giving written notice of such election to Client, the date of which shall constitute the Termination Election Date. In such case, within thirty (30) Days after the Termination Election Date, Client shall pay ALLTEL the ALLTEL Damages (as such term is defined below). Client's payment of or agreement to pay interest on any amount past due shall in no way limit or prohibit ALLTEL's right to terminate this Agreement in accordance with this Section.

                  (c) If such breach is for any failure by Client to perform in accordance with this Agreement which, in the reasonable judgment of ALLTEL, materially and adversely affects ALLTEL or for repeated failures to perform which collectively, materially and adversely affect ALLTEL, ALLTEL may give notice of the breach and Client shall cure such breach within sixty (60) Days after the date of such notice. The parties shall promptly confer, in good faith, to agree upon an equitable, reasonable action plan to minimize the impact of the breach. Client shall begin immediately to address and cure such breach, shall promptly assign all personnel and other resources necessary to do so and shall work diligently in good faith throughout the cure period. If Client does not cure such breach within such period or is not working diligently in good faith to cure such breach in cases where a breach cannot reasonably be expected to be cured within the cure period set forth herein, then ALLTEL may, at its sole option, elect to terminate this Agreement by giving written notice of such election to Client, the date of which shall constitute the Termination Election Date. In such case, within thirty (30) Days after the Termination Election Date, Client shall pay ALLTEL the ALLTEL Damages (as such term is defined below).

                  (d) For the purposes of this Agreement, the ALLTEL Damages shall consist solely of the following: (i) all unpaid amounts due and owing to ALLTEL under the Agreement, including any Capitalized Conversion Fees pursuant to Section 1.1 of Exhibit E, from the date hereof up to and including the Termination Election Date, (ii) a fee equal to the present value (using a discount rate equal to the applicable U.S. Treasury bill or note rate of an equivalent maturity) of the Access Line Charges due under this Agreement from the Day immediately following the Termination Election Date through the end of the Term had the termination not occurred multiplied by twenty-five-percent (25%), calculated based upon the number of Access Lines processed by ALLTEL at the time of the Termination Election Date, and (iii) an amount equal to reasonable and actual out-of-pocket travel expenses, relocation and severance expenses (in accordance with ALLTEL's then current policy) with a cap equal to $250,000 for all such expenses; (iv) an amount equal to any other reasonable and actual out-of-pocket shut-down expenses, including, without limitation, those relating to canceling leases, licenses, and subcontractors necessitated by such termination; (v) any amounts owed to ALLTEL by Client pursuant to
                           Section 19.7(d); and (vi) amounts directly resulting from Client's breach of Section 20 of this Agreement (collectively, the "ALLTEL Damages"); provided that the sum of the amounts set forth in subsections (iii) and (iv) shall be subject to a cap of $2,000,000. ALLTEL shall use its reasonable best efforts to minimize the ALLTEL Damages.

                  (e) The failure of ALLTEL to exercise any right to elect to terminate this Agreement shall not constitute a waiver of the rights granted herein with respect to any subsequent default.

         19.4 TERMINATION OF CERTAIN SERVICES. Client has the right, but not the obligation, to terminate one or more of the Services set forth on Exhibit P (the "Terminated Services"), with the effectiveness of such termination to occur only upon the satisfaction (or mutually agreed to waiver) of each of the following conditions precedent: (a) the earliest effective date of the Terminated Services as set forth on Exhibit P shall have occurred, (b) Client shall have given notice to ALLTEL as set forth in Exhibit P; (c) Client will use its own employees, and not that of any other company or enterprise, in performing the Terminated Services except as set forth below,
                  (d) Client shall not be in breach of any of its payment obligations under this Agreement, and (e) Client shall have paid the termination fee(s) set forth on Exhibit P. After each of the above conditions precedent shall have been satisfied, ALLTEL will reduce the amount of going forward Service Fees by the amounts set forth in Exhibit P. During the remaining Term, Client agrees not to contract with any other company or enterprise to perform the Terminated Services, in whole or part, without first providing ALLTEL with a right of first refusal in order to provide such Terminated Services in the event that Client no longer desires to use its own employees to perform the Terminated Services. In the event that the effectiveness of Client's termination of the Terminated Services occur, the provisions of 19.7 (but not 19.6) shall apply.

         19.5 TERMINATION FOR CONVENIENCE BY CLIENT. Provided that Client is then current on all payments due and owing to ALLTEL and is otherwise not in default of any of its obligations under this Agreement, Client may unilaterally elect to terminate the Agreement effective at any time after Operation Year 1 upon satisfaction of all of the following conditions:

                  (a) Client notifies ALLTEL in writing ("Early Termination Notice") of its intention to terminate the Agreement at least six (6) months prior to the proposed early termination date, which shall be the Termination Election Date, and in which case both Client and ALLTEL will begin performing its respective transition obligations under Sections 19.6 and 19.7;

                  (b)      Client pays to ALLTEL the sum of the following:

                           (i) during the Operation Year set forth below an early termination fee as set forth below:

                                                                   TERMINATION COMPLETION DATE
                               EARLY TERMINATION FEE                  DURING OPERATION YEAR:
                               --------------------------------     ---------------------------
                                    $ 8,000,000                     Operation Year 2
                                    $ 5,000,000                     Operation Year 3
                                    $ 2,000,000                     Operation Year 4
                         $2,000,000 less Reduction Amount           Operation Year 5

                           where "Reduction Amount" means the product of (x) $166,667 and (y) the number of months from the beginning of Operation Year 5, together with

                  (ii)     any unpaid Capitalized Conversion Fees pursuant to
                           Section 1.1 of Exhibit E as of the Termination of Completion Date,

                           which Client shall pay to ALLTEL within sixty (60) Days before the Termination Completion Date.

                  Notwithstanding delivery of an Early Termination Notice or payment of fees due in accordance with this Section 19.5, Client shall make all payments due and payable to ALLTEL pursuant to this Agreement until the Termination Completion Date.

         19.6 OPERATIONS DURING THE TERMINATION PERIOD. If either party terminates this Agreement in accordance with this Section 19 or the Term expires in accordance with Section 4 hereof, upon Client's written request, ALLTEL shall continue to provide the Services to Client for a period of up to twelve (12) months after the termination or expiration of this Agreement for the same Service Fees as apply during the Term (except that Client shall not be subject to the Minimum Monthly Volume Charge for Output Processing Services set forth in Section 6.2 of Exhibit E and Access Line Charges shall be calculated at the weighted average rate per

                  Access Line). For purposes of calculating the weighted average rate per Access Line, the total Access Line Charges for the month prior to the Termination Election Date or Expiration Date, as applicable, shall be divided by the number of Access Lines on which such Access Line Charge was based. The date when all of Client's data have been substantially converted to the non-ALLTEL Systems shall hereinafter be referred to as the "Termination Completion Date" and shall be the effective date of termination of this Agreement in such events. Provided that Client is current in all amounts due and owing to ALLTEL, at the time of the Termination Election Date, or Term expiration date, as well as during the period between the Termination Election Date, or Term expiration date (as appropriate) and the Termination Completion Date, each party shall continue to perform its respective obligations under this Agreement, with such changes as Client and ALLTEL may agree upon. Client shall keep ALLTEL reasonably informed of Client's decisions and activities with respect to such conversion. Client also shall give ALLTEL written notice of Client estimated Termination Completion Date promptly after a reasonably definitive projected Termination Completion Date is known by Client, and shall give written notice to ALLTEL promptly after any change in such estimated Termination Completion Date.

         19.7     TRANSITIONAL COOPERATION.

                  (a) OFFER OF EMPLOYMENT. During the Term and for a period of one (1) year thereafter, Client and ALLTEL agree not to solicit or offer employment, directly or indirectly (including, without limitation, through the use of any third party) to any employee of the other who has been directly involved in the activities covered by this Agreement without the prior written consent of the other unless such employee was terminated or has been in the employ of a third party for at least three (3) months.

                  (b) TRANSITION. ALLTEL and Client shall jointly develop a detailed transition plan pursuant to which ALLTEL shall timely transfer the control and responsibility for all functions and Services previously performed by or for ALLTEL to Client or Client's designees. Additionally, ALLTEL shall provide any and all reasonable assistance requested by Client to allow
                           (i) the systems associated with the Services to operate without interruption or adverse effect prior to and during transition; and (ii) the orderly transfer of the Services to Client or Client's designee.

                  (c) RETURN OF MATERIAL. Within thirty (30) Days after the Termination Completion Date, ALLTEL, at Client's sole cost and expense, will return all material and property owned by Client and the Client Affiliates, as well as all material and property of a proprietary nature involving Client and the Client Affiliates. In addition, at Client's sole cost and expense upon Client's request, ALLTEL agrees to provide to Client copies of Client data files, records and programs on magnetic media and in a format specified by Client, or to destroy Client's data files, records and programs in its possession and to certify promptly to Client as to the completed destruction of these materials.

                           Within thirty (30) Days after the Termination Completion Date, Client, at ALLTEL's sole cost and expense, will return all material and property owned by ALLTEL and the ALLTEL Affiliates, as well as all material and property of a proprietary nature involving ALLTEL and the ALLTEL Affiliates.

                  (d) EQUIPMENT. In the event that there occurs a termination of this Agreement in accordance with
                           Section 19.2, Client has the right, but not the obligation, to purchase any or all of the ALLTEL-owned Client-dedicated equipment or ALLTEL-Provided Third Party Software (provided ALLTEL is contractually permitted to transfer such ALLTEL-Provided Third Party Software to Client) that ALLTEL uses in order to perform the Services at a price equal to the book value at the time of termination, which shall be payable by Client to ALLTEL on the Termination Completion Date. In the event that there occurs a termination of this Agreement in accordance with Sections 19.3 or 19.4, ALLTEL has the right, but not the obligation, to require Client to purchase any or all of the ALLTEL-owned Client-dedicated equipment purchased by ALLTEL after the Effective Date in order to perform the Services at a price equal to the book value at the time of termination, which shall be payable by Client to ALLTEL on the Termination Completion Date or Early Termination Date, as applicable. In the event that there occurs the expiration of the Term, Client has the right, but not the obligation, to purchase some or all of ALLTEL's owned dedicated equipment purchased by ALLTEL to perform the Services at a price equal to the equipment's book value at the time of expiration of the Term, payable by Client to ALLTEL on the Termination Completion Date, provided that any sales by ALLTEL of equipment under this Section shall be made only in those situations where ALLTEL is permitted to do so by the relevant third party agreements. Such sales shall be made on a "where is as is" basis without any warranty by ALLTEL to Client whatsoever, except that ALLTEL agrees to make available to Client the benefit of any warranties from the applicable equipment manufacturers to the extent ALLTEL is contractually permitted to do so by such equipment manufacturer.

         19.8 SURVIVAL UPON EXPIRATION OR TERMINATION. The provisions of Sections 14 (Dispute Resolution), 15 (Limitation of Liability), 16 (Indemnification), 18 (Notices), 19 (Termination), 20 (Confidentiality), 22.5 (Governing Law; Forum Selection; Consent to Jurisdiction), 22.11 (Press Release), and 22.12 (Taxes), shall survive Expiration Date or the Termination Completion Date of this Agreement, unless otherwise agreed to in writing by both parties.

         19.9 TERMINATION FOR CHANGE IN CONTROL. Provided that Client is then current on all payments due and owing to ALLTEL and is otherwise not in default of any of its obligations under this Agreement, Client may elect to terminate the Agreement at any time during the twelve (12) months following a Change in Control (as defined in Section 22.2 ) of ALLTEL (provided that for the purposes of this Section 19.9 an entity shall be deemed a non-Affiliate of ALLTEL only if it is not an ALLTEL Affiliate on the Effective Date), upon satisfaction of all of the following conditions:

                  (a) Client notifies ALLTEL in writing ("COC Termination Notice") of its intention to terminate the Agreement at least six (6) months prior to the intended termination date, which shall be the Termination Election Date, and in which case both Client and ALLTEL will begin performing its respective transition obligations under Sections 19.6 and 19.7;

                  (b) Client pays to ALLTEL within sixty (60) Days before the Termination Completion Date the termination fee based on the following table:

                                                       TERMINATION COMPLETION DATE
                  TERMINATION FEE                         DURING OPERATION YEAR:
                  ---------------                      ---------------------------
                    $4,000,000                         Prior to Operation Year 1
                    $4,000,000                         Operation Year 1
                    $4,000,000                         Operation Year 2
                    $2,500,000                         Operation Year 3
                    $        0                         Operation Year 4
                    $        0                         Operation Year 5

                  (c) Client pays to ALLTEL any unpaid Capitalized Conversion Fees pursuant to Section 1.1 of Exhibit E within sixty (60) Days before the Termination Completion Date.

                  Notwithstanding delivery of a Termination Notice or payment of fees due in accordance with this Section 19.5, Client shall make all payments due and payable to ALLTEL pursuant to this Agreement until the Termination Completion Date.

20.      CONFIDENTIALITY.

         20.1 CONFIDENTIALITY OBLIGATION. The Confidentiality Agreement dated as of August 19, 1999 between Client and ALLTEL (the "Confidentiality Agreement") is attached hereto as Exhibit N. The parties acknowledge that the Confidentiality Agreement remains in full force and effect and shall be incorporated herein by reference. Notwithstanding any provision of the Confidentiality Agreement, Client agrees that it will not disclose any of the Confidential Information, as defined therein, to any competitor or customer of ALLTEL without obtaining ALLTEL's prior written consent.

         20.2 GTE CONFIDENTIALITY AGREEMENT. ALLTEL understands that (i) Client has entered into a Confidentiality Agreement dated November 24, 1998 with GTE Southwest Incorporated (the "GTE Confidentiality Agreement"), a copy of which is attached hereto as Exhibit O, pursuant to which Client has agreed to keep certain information of GTE Southwest Incorporated confidential on the terms contained therein and (ii) under the GTE Confidentiality Agreement (1) ALLTEL is deemed to be a "representative" of Client and as such will be a "Recipient", as each such term is defined therein and (2) Client is required to secure the agreement of ALLTEL to be bound by the GTE Confidentiality Agreement as if ALLTEL were a party thereto. Accordingly, ALLTEL agrees to be bound by the GTE Confidentiality Agreement, the terms of which shall be incorporated herein by reference, in all respects as if ALLTEL were a party thereto.

         20.3 INDEPENDENT DEVELOPMENT. The parties acknowledge that, without in any way lessening the proprietary nature of a party's Confidential Information, either party in accordance with the terms and conditions of this Agreement shall be free at any time to develop the same or similar Confidential Information independently of disclosure by the transmitting party.

         20.4     CONFIDENTIALITY OF THIS AGREEMENT; PROTECTIVE ARRANGEMENTS.

                  (a) The parties acknowledge that this Agreement contains confidential information that may be considered proprietary by one or both of the parties, and agree to limit distribution of this Agreement to those individuals with a need to know the contents of this Agreement. In no event may this Agreement be reproduced or copies shown to any third parties (exclusive of contractors, subcontractors and agents who have a need for it) without the prior written consent of the other party, except as may be necessary by reason of legal, accounting, tax or regulatory requirements, in which event Client and ALLTEL agree to exercise reasonable diligence in limiting such disclosure to the minimum necessary under the particular circumstances. The parties further agree to seek commercial confidential status for this Agreement with any regulatory commission with which this Agreement must be filed, to the extent such a designation can be secured.

                  (b) In addition, each party agrees to give notice to the other parties of any demands to disclose or provide Proprietary Information received from the other or any third party under lawful process prior to disclosing or furnishing Proprietary Information, and agrees to cooperate in seeking reasonable protective arrangements requested by the other party. In addition, any party may disclose or provide Proprietary Information of the other party requested by a government agency having jurisdiction over the party; provided that the party uses its reasonable best efforts to obtain protective arrangements satisfactory to the party owning the Proprietary Information. The party owning the Proprietary Information may not unreasonably withhold approval of protective arrangements.

21.      OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS.

         21.1     LICENSES AND PERMITS AND COMPLIANCE WITH LAWS.

                  (a) LICENSES AND PERMITS. ALLTEL and Client shall each secure and maintain in force all licenses and permits required of it and its employees in the performance of its respective obligations under this Agreement, and shall conduct its business in full compliance with all laws, ordinances and regulations applicable to its business or applicable to the other party's business to the extent that the other party has notified ALLTEL or Client, as the case may be, of the specific laws, ordinances or regulations with which the other party must comply.

                  (b) COMPLIANCE WITH LAWS. ALLTEL and Client shall each shall comply, at its own expense, with the provisions of all applicable laws and regulations which may be applicable to each party in the performance of their respective obligations under this Agreement.

         21.2 NO INTERFERENCE WITH CONTRACTUAL RELATIONSHIP. Each party warrants that, as of the date hereof, it is not subject to any contractual obligation that would prevent it from entering into this Agreement. Client and ALLTEL each further warrant to the other that entering into this Agreement shall not cause or induce it to breach any of its other contractual obligations.

         21.3 COVENANT OF GOOD FAITH. Each of the parties agree that, in its respective dealings with each other party arising out of or related to this Agreement, it shall act fairly and in good faith.

         21.4     AUTHORIZATION AND EFFECT.

                  (a) The execution and delivery by ALLTEL of its obligations under this Agreement have been duly authorized by all necessary corporate action on the part of ALLTEL. This Agreement has been duly executed and delivered by ALLTEL and, assuming the due execution and delivery of this Agreement by Client, constitutes a valid and binding obligation of ALLTEL, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditor's rights generally, and subject to the qualification that general equitable principles may limit the enforcement of certain remedies, including the remedy of specific performance.

                  (b) The execution and delivery by Client of this Agreement and the fulfillment of its obligations under this Agreement have been duly authorized by all necessary corporate action on the part of Client. This Agreement has been duly executed and delivered by Client and, assuming the due execution and delivery of this Agreement by ALLTEL, constitutes a valid and binding obligation of Client, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditor's rights generally, and subject to the qualification that general equitable principles may limit the enforcement of certain remedies, including the remedy of specific performance.

         21.5 BUSINESS PRACTICES. Neither party nor any of such party's directors, officers, agents, employees or other persons associated with or acting on its behalf has made or give any payments or inducements, directly or indirectly, to any Government officials in the jurisdictions in which such party conducts business in connection with any opportunity, agreement, license, permit, certificate, consent, order, approval, waiver or other authorization relating to the business of such party, except for such payments or inducements as were lawful under the written laws, rules and regulations of such jurisdictions. Neither party nor any of such party's directors, officers, agents, employees or other persons associated with or acting on its behalf: (a) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (b) made any direct or indirect unlawful payment to any Government official or employee from corporate funds; (c) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (d) made any bribe, unlawful rebate, pay off, influence payment, kickback or other unlawful payment in connection with the business of the party.

         21.6     ALLTEL SOFTWARE AND ALLTEL-PROVIDED THIRD PARTY SOFTWARE.

                  (a) ALLTEL represents and warrants to Client that the ALLTEL Software shall perform in all material respects with its documentation and specifications and that it shall promptly repair or replace, at its own expense, any ALLTEL Software that does not perform in all material respects in accordance with its documentation and specifications. ALLTEL represents and warrants to Client that ALLTEL is authorized to provide and use the ALLTEL Software and ALLTEL-Provided Third Party Software to provide the Services under this Agreement.

                  (b) Upon request by Client and to the extent permitted by third party licensors, ALLTEL agrees at no additional cost to Client, to provide Client with the terms and conditions of any warranties on the ALLTEL-Provided Third Party Software that are extended to ALLTEL for the benefit of Client. In the event that any ALLTEL-Provided Third Party Software does not function as warranted, ALLTEL at no additional cost to Client will use its reasonable and good faith efforts to cause the manufacturer of the ALLTEL-Provided Third Party Software to cause such Software to operate as warranted and will replace such Software with a comparable product capable of performing the functionality required of the replaced product, if ALLTEL in its discretion deems replacement necessary.

         21.7 PROFESSIONAL AND WORKMANLIKE. Each party represents and warrants to the other that they shall perform their respective obligations under this Agreement, including Exhibits, in a professional and workmanlike manner.

         21.8 YEAR 2000 COMPLIANT. ALLTEL represents and warrants that the ALLTEL Software is and shall be "Year 2000 Compliant". For purposes hereof, "Year 2000 Compliant" shall mean that the software, equipment, or other product, as applicable, has the ability to manage and manipulate data involving single-century dates, cross-century data and leap year formulas and data values involving such dates without resulting in the generation of incorrect or invalid values involving such dates or causing an abnormal ending. In the event that the ALLTEL Software is not Year 2000 Compliant, Client's sole and exclusive remedy shall be that ALLTEL will promptly correct, fix or replace such ALLTEL Software, at no additional cost to Client, until it becomes Year 2000 Compliant.

                  Client acknowledges that ALLTEL is relying on the representations made by its vendors regarding the Year 2000 compliance or readiness of the ALLTEL-Provided Third Party Software, operating systems, hardware environment and equipment provide services to Client under this Agreement (collectively, the "ALLTEL Operating Environment") and that it is those vendors' responsibility to provide for the Year 2000 compliance of the products they manufacture or provide. Upon request by Client, ALLTEL shall provide Client with the terms and conditions of any applicable manufacturers' Year 2000 warranties that are extended to ALLTEL for the benefit of Client. In the event that any part of the ALLTEL Operating Environment is not Year 2000 Compliant, Client's sole remedy shall be that ALLTEL will use its reasonable and good faith efforts to cause the vendor(s)/manufacturer(s) of the non-Year 2000 Compliant product to make such product Year 2000 Compliant and will replace such non-compliant product with a comparable product if ALLTEL in its discretion deems replacement necessary.

                  Client agrees that ALLTEL shall not be liable for any failure to be Year 2000 Compliant that results from or is caused by Client Software, Client-provided Third Party Software, Client-provided equipment, or any other hardware, software, or products which are not provided by ALLTEL under the terms of this Agreement.

         21.9 NO ADDITIONAL REPRESENTATIONS OR WARRANTIES. Except as provided in this Agreement, NEITHER PARTY IS MAKING any representation or warranty of any kind, express, implied or statutory, including but not limited to the implied warranties of merchantability and fitness for a particular purpose, and EACH PARTY AGREES THAT all such other representations and warranties that are not provided in this agreement are hereby excluded and disclaimed.

22.      MISCELLANEOUS.

         22.1 INDEPENDENT CONTRACTOR. It is agreed that ALLTEL is an independent contractor and that:

                  (a) CLIENT SUPERVISOR POWERS. Client has no power to supervise, give directions or otherwise regulate ALLTEL's operations or its employees.

                  (b) ALLTEL'S EMPLOYEES. ALLTEL shall be solely responsible for payment of compensation to its personnel and for any injury to them in the course of their employment. ALLTEL shall assume full responsibility for payment of all federal, state, local and foreign taxes or contributions imposed or required under unemployment insurance, social security and income tax laws with respect to such persons.

                  (c) RELATIONSHIP. The parties declare and agree that each party is engaged in a business which is independent from that of the other party and each party shall perform its obligations as an independent contractor. Neither party is an agent of the other party and has no authority to represent the other party as to any matters, except as authorized herein.

         22.2 ASSIGNMENT. Neither party shall assign, delegate, or otherwise convey or transfer (the "Assignment") its rights, interests or obligations under this Agreement to any person or entity without the prior written consent of the other party, except that either party may assign, delegate, or otherwise convey or transfer its rights, interests or obligations under this Agreement to an Affiliate which expressly assumes such party's obligations and responsibilities hereunder; provided, that the assigning party shall remain fully liable for and shall not be relieved from the full performance of all obligations under this Agreement. Any party assigning its rights or obligations to an Affiliate in accordance with this Agreement shall, within one (1) business Day after such assignment, provide written notice thereof to the other party, together with a copy of the assignment document. Either party may assign its rights or obligations under this Agreement to a non-Affiliate entity acquiring, directly or indirectly, control of such party, a non-Affiliate entity into which such party is merged, or a non-Affiliate entity acquiring all or substantially all of such party's assets ("Change of Control"), without the approval of the other party, provided such acquisition or merger does not materially change the nature of the Services under this Agreement or affect in any way Client's right to terminate this Agreement for Change in Control as set forth in Section 19.9. Any party undergoing a Change in Control shall, within one (1) business Day after the effective date of such change, provide written notice thereof to the other party. The acquirer or surviving entity shall agree in writing to be bound by the terms and conditions of this Agreement. All obligations and duties of any party under this Agreement shall be binding on all successors in interest and permitted assigns of such party. If the other party consents to the Assignment, the proposed assignee or transferee shall, upon completion of the Assignment, automatically succeed to the corresponding rights, interests, and obligations of the assigning and transferring party and shall be a successor of such party for purposes of this Agreement.

         22.3 SEVERABILITY. In the event that any one or more of the provisions contained herein shall for any reason be held to be unenforceable in any respect under law, such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such unenforceable provision or provisions had never been contained herein, provided that the removal of such offending term or provision does not materially alter the burdens or benefits of either of the parties under this Agreement or any Exhibit.

         22.4 THIRD PARTY BENEFICIARIES.The provisions of this Agreement are for the benefit of the parties and not for any other person. Should any third party institute proceedings, this Agreement shall not provide any such person with any remedy, claim, liability, reimbursement, cause of action, or other right.

         22.5 GOVERNING LAW; FORUM SELECTION; CONSENT OF JURISDICTION. This Agreement will be governed by and construed under the laws of the State of Texas, USA, without regard to principles of conflict of laws. The parties agree that the only circumstance in which disputes between them will not be subject to the provisions of Section 14.4 is where a party makes a good faith determination that a breach of the terms of this Agreement by the other party is such that the damages to such party resulting from the breach will so be immediate, so large or severe, and so incapable of adequate redress after the fact that a temporary restraining order or other immediate injunctive relief is the sole and exclusive remedy. All such judicial proceedings shall be litigated, if at all, exclusively in a United States District Court in the State of Texas, USA, and, if necessary, the corresponding appellate courts. Each of the parties submits to the jurisdiction of any state or federal court sitting in Texas, with respect to such judicial proceedings. Each party also agrees not to bring any action or proceeding arising out of or relating to such judicial proceeding in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or to other security that might be required of any party with respect thereto. Any party may make service on the other party by sending or delivering a copy of the process to the party to be served in care of the process agent at the address set forth in Section 18 above. Nothing in this Section, however, shall affect the right of any party to serve legal process in any other manner permitted by law or in equity. Each party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.

         22.6 EXECUTED IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same document.

         22.7 CONSTRUCTION. The headings and numbering of sections in this Agreement are for convenience only and shall not be construed to define or limit any of the terms or affect the scope, meaning or interpretation of this Agreement or the particular section to which they relate. This Agreement and the provisions contained herein shall not be construed or interpreted for or against any party because that party drafted or caused its legal representative to draft any of its provisions.

         22.8 ENTIRE AGREEMENT. This Agreement, including the Exhibits attached hereto and the agreements referenced herein constitute the entire Agreement between the parties, and supersedes all prior oral or written agreements, representations, statements, negotiations, understandings, proposals and undertakings related thereto.

         22.9 AMENDMENTS AND WAIVERS. This Agreement may be amended only by written agreement signed by duly authorized representatives of each party. No waiver of any provisions of this Agreement and no consent to any default under this Agreement shall be effective unless the same shall be in writing and signed by or on behalf of the party against whom such waiver or consent is claimed. No course of dealing or failure of any party to strictly enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition. Waiver by either party of any default by the other party shall not be deemed a waiver of any other default. No course of dealing shall be deemed to amend the Agreement in the absence of any writing signed by duly authorized representatives of each party.

         22.10 REMEDIES CUMULATIVE. Unless otherwise provided for under this Agreement, all rights of termination or cancellation, or other remedies set forth in this Agreement, are cumulative and are not intended to be exclusive of other remedies to which the injured party may be entitled by law or equity in case of any breach or threatened breach by the other party of any provision in this Agreement. Use of one or more remedies shall not bar use of any other remedy for the purpose of enforcing any provision of this Agreement.

         22.11 PRESS RELEASES. The parties shall consult with each other in preparing any press release, public announcement, news media response or other form of release of information concerning this Agreement or the transactions contemplated hereby that is intended to provide such information to the news media or the public (a "Press Release"). Neither party shall issue or cause the publication of any such Press Release without the prior written consent of the other party; except that nothing herein will prohibit either party from issuing or causing publication of any such Press Release to the extent that such action is required by applicable law or the rules of any national stock exchange applicable to such party or its affiliates, in which case the party wishing to make such disclosure will, if practicable under the circumstances, notify the other party of the proposed time of issuance of such Press Release and consult with and allow the other party reasonable time to comment on such Press Release in advance of its issuance.

         22.12 TAXES. All charges and fees to be paid by Client under this Agreement are exclusive of any applicable withholding, sales, use, value added, excise, services or other United States or foreign tax which may be assessed on the provision of the Services. In the event that a withholding, sales, use, value added, excise, value added, services or other United States or foreign tax is assessed on the provision of any of the Services provided to Client under this Agreement, Client will pay directly, reimburse or indemnify ALLTEL for such taxes, as well as any applicable interest, penalties and other ALLTEL fees and expenses. The parties will cooperate with each other in determining the extent to which any tax is due and owing under the circumstances, and shall provide and make available to each other any resale certificates, information regarding out-of-state or country use of materials, services or sale, and other exemption certificates or information reasonably requested by either party. This section shall have no application to any tax based upon the income of ALLTEL or any permitted subcontractor.

         22.13 MERGERS AND ACQUISITIONS. Upon written request by Client, ALLTEL will process additional data and perform additional Services resulting from any merger, acquisition, affiliation or restructuring (regardless of form) involving Client. To the extent that the processing of additional data and/or the performing of additional Services lies outside the Services as identified in Exhibits A through D or the accompanying Service Fees as identified in Exhibit E, Client shall pay all cost, including, but not necessarily limited to, increased hardware and personnel, where such personnel comprise the Variable Staff, additional license fees to third parties, if any, and additional royalties on software provided through ALLTEL, required to process the additional data and perform the additional Services resulting from such merger or acquisition. Client and ALLTEL shall also agree upon the appropriate changes, if any, to the Service Fees. Client shall also pay

                  ALLTEL for any conversion or testing services caused by such merger or acquisition, subject to the provisions of Section
                  1.4 of Exhibit E. Client will notify ALLTEL of any such proposed merger or acquisition as soon as reasonably practicable.

         22.14 SEPARATE AGREEMENTS. Upon request of Client and within forty five (45) Days of the Effective Date unless mutually agreed otherwise by the parties, the parties agree to use reasonable best efforts to replace this Agreement in its entirety with three master service agreements, one for each Client operating company which will own a portion of the Access Lines, containing the same terms and conditions as are contained in this Agreement, except as necessary to accomplish such replacement.

                  SIGNATURE PAGE FOR MASTER SERVICES AGREEMENT

         IN WITNESS WHEREOF, the parties, acting through their authorized officers, have caused this Agreement to be duly executed and delivered as of the date first above written.

                                         ALLTEL INFORMATION SERVICES, INC.

                                         By:    /s/ Roger J. Leitner
                                                --------------------------
                                         Name:  Roger J. Leitner
                                         Title: President-Telecommunications
                                                Services


                                                   dba COMMUNICATIONS, LLC

                                         By:    /s/ Anne K. Bingaman
                                                --------------------------
                                         Name:  Anne K. Bingaman
                                         Title: Chairman/Chief Executive
                                                Officer
                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT A
                                                                           FINAL

                                    EXHIBIT A

                           MANAGED OPERATIONS SERVICES

         This Exhibit described the services that constitute "Managed Operations Services."

1. DESCRIPTION OF MANAGED OPERATIONS SERVICES. Managed Operations Services are described in detail in Attachment 1, which is incorporated by reference in this Exhibit. ALLTEL will provide to Client the processing services and products described below and in more detail in Attachment 1:

         (a) The general management of all ALLTEL Software listed in Exhibit H and ALLTEL- Provided Third Party Software listed in
                  Exhibit I, and incident support for such software;

         (b) Furnishing and operating computer equipment and hardware including:

                  (i)      Mainframe environment;

                  (ii)     Mid-range computing environment;

                  (iii)    Client/Server environment; and

                  (iv)     Toll polling equipment (e.g., Billdats).

         (c) Provision of Data Access Security (as defined in Attachment 1) for the applications identified in Exhibits H and I;

         (d)      Provision of information in various media;

         (e)      Client Services including:

                  (i) A user Help Desk, staffed according to the following schedule:

                           Monday - Friday               7:00 AM - 8:00 PM ET

                           Saturday                      7:00 AM - 6:00 PM ET

         The user Help Desk will provide support for the ALLTEL Software used to provide the Managed Operations Services, including CCS. Calls to this Help Desk are transferred to ALLTEL's Twinsburg Operational Command Center (which shall be available twenty-four (24) hours a Day, seven
         (7) Days a week) for off-hours incident reporting.

                  (ii)     Incident Management and Reporting.

         (f) Post-Processing Services as defined in Attachment 1 of this Exhibit;

         (g)      Testing and Conversion Environments:

                  (i) Creation and maintenance of testing and conversion environments;

                  (ii)     Clearing and resetting of databases as necessary;

                  (iii) Testing Support Services as defined in Attachment 1 of this Exhibit A; and

                  (iv) Special Client user access to test environments during User Acceptance Testing.

         (h) ALLTEL shall provide maintenance to, and administration support for, all of the ALLTEL Software and ALLTEL-Provided Third Party Software. This includes, without limitation, software corrections. ALLTEL will perform the Managed Operations Services described in of this Exhibit A using its employees or subcontractors, who shall hereinafter be referred to as the "Managed Operations Staff." ALLTEL will provide, through the Variable Staff, technical and analyst support as described in Exhibit J.

2.       PROCESSES/METHODOLOGIES.

         2.1 CAPACITY PLANNING. Client will provide ALLTEL with semi-annual forecasts, including the number of expected users, and account and access line expectations, for the rolling twelve (12) month period following the forecast, in order to establish an annual baseline for ALLTEL to perform the Managed Operations Services.

         2.2 INCIDENT MANAGEMENT. ALLTEL will use its reasonable best efforts to identify properly, record accurately and resolve incidents in accordance with the Incident Management Process set forth in Exhibit F and in furtherance of the following objectives:

                  (a) Provide consistent, satisfactory, efficient and timely resolution to any problem that negatively impacts the delivery of service to customers, business partners and internal clients;

                  (b) Minimize the impact of any service outage resulting from a problem;

                  (c)      Identify the root cause(s) of any problem; and

                  (d) If practicable, improve processes through analysis of incident measurement data and accumulated experience.

         This process is described in detail in the Incident Management Process documentation available under separate cover.

         2.3 CHANGE MANAGEMENT. Both ALLTEL and Client will use their reasonable best efforts to follow the Change Management Process set forth in Section 11 of the Agreement in connection with the Managed Operations Services in furtherance of the following objectives:

                  (a) Provide Client a "look ahead" schedule for ongoing and planned changes. ALLTEL will monitor and track changes against the applicable schedule; and

                  (b) Participate (both Client and ALLTEL) in meetings to gain a mutual understanding of changes scheduled for production, their impact, and risk; and

                  (c) Obtain approval for changes to Client production processing schedules and production environments that affect online or output schedules; such approval cannot be unreasonably withheld; and

                  (d) Schedule times for software, equipment and environment maintenance, expansion and modification during hours that meet Client's operational needs and minimizes disruption.

         This process is described in detail in the Change Management Process documented in the Software Development Methodology Process described in Exhibit J.

3.       SERVICE SCHEDULES.

         3.1 INPUT PROCESSING. The input processing schedule is listed below. Client must provide billing approval by the noted deadlines.

     PRODUCTION INPUT                  INPUT DEADLINE**                     DAYS
----------------------------           ----------------                --------------------
Wireline Online Cash                      7:30 PM *                    Monday - Friday
Wireline Toll (In-collects)               3:00 PM                      Monday - Friday
Wireline Service Order Input              7:30 PM *                    Monday - Friday
CABS Input                                7:00 PM *                    Monday - Friday
CAMS Input                                7:30 PM *                    Monday - Friday
Billing Approval (CAMS)                   1:30 PM                      Per Billing Schedule
Remittance Cash Payments                  5:00 PM                      Monday - Friday

*Input Deadlines are directly tied to On-line Availability schedules in Exhibit F and will be adjusted if the On-line Availability schedules are modified.

**Input Deadlines are stated in Central Standard Time (CST) for Access Lines in Texas and in Mountain Standard Time (MST) for Access Lines in New Mexico and Oklahoma.

                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT B
                                                                           FINAL

                                    EXHIBIT B

                            MANAGED NETWORK SERVICES

         This Exhibit describes the services, software and equipment that constitute the "Managed Network Services." Managed Network Services includes the business and service management, technical support, and implementation activities described in this Exhibit and needed to design, engineer, install, and maintain WAN network communications required by Client to run its business.

1.       GENERAL.

         (a) ALLTEL throughout the term will provide the WAN and associated Managed Network Services described in this Exhibit for the following locations:

                  -        Client Corporate Headquarters (Dallas, TX);

                  - Client Call Centers (Two (2) locations to be designated by Client as provided in Section 2 of Exhibit D);

                  -        ALLTEL Information Services (Twinsburg, OH);

                  -        ALLTEL Output Processing Center (Little Rock, AR);
                           and

                  - Client Central Offices for AMA collection (assuming a total of fifteen (15) host connections will be required).

                  Unless the parties agree otherwise in writing, all references in the Agreement to WAN or Managed Network Services shall be limited to the locations set forth in this Section 1(a).

         (b) Upon request of Client and as mutually agreed by the parties in writing, ALLTEL will provide the WAN and associated Managed Network Services for the following locations:

                  -        Client repair, assignment, and dispatch locations
                           (TBD)

                  Unless mutually agreed otherwise between the parties (including agreement as to additional Service Fees and/or Pass-Through Expenses), the locations set forth in this subsection (b) are not within the scope of this Agreement.

2. DESCRIPTION OF MANAGED NETWORK SERVICES. ALLTEL shall perform the following Managed Network Services for the locations set forth in
         Section 1(a) and other locations as mutually agreed by the parties:

         2.1      NETWORK ASSESSMENT.

                  (a) Analyze Client's business needs for a network to determine strengths, weaknesses, and risks; and

                  (b) Analyze Client's business needs for IT staff and processes and propose solutions.

         2.2      NETWORK DESIGN, ENGINEERING AND IMPLEMENTATION.

                  (a)      Plan and manage resources and activities;

                  (b)      Design networks;

                  (c) Determine necessary hardware and software for network implementation;

                  (d)      Procure the required circuits and equipment;

                  (e)      Provide documentation of network;

                  (f)      Stage equipment;

                  (g)      Coordinate project rollout;

                  (h)      Unpack, inventory and install equipment;

                  (i)      Verify versions of operating systems;

                  (j)      Configure equipment according to design;

                  (k)      Verify functionality of network devices;

                  (l)      Perform testing and acceptance with Client;

                  (m)      Conduct design reviews;

                  (n)      Support for moves/adds/changes (MACS); and

                  (o)      Implementation and integration.

         2.3 TRANSPORT SERVICES. ALLTEL will procure and provide all circuits necessary in support of Client's WAN including managing the procurement, installation, testing and customer certification of circuits. The following are examples of the types of Transport Services that ALLTEL will procure and provide:

                  (a)      Asynchronous Transfer Mode (ATM);

                  (b)      Frame relay;

                  (c)      Private line; and

                  (d)      ISDN (dial backup).

                  Transport services do not include and ALLTEL is not responsible for circuits such as transport services (dedicated and dial) to Client central offices for AMA collection. Upon request of Client, ALLTEL will provide this incremental service as a Pass-Through Expense, plus a three percent (3%) service administration fee.

         2.4 SUPPORT AND MAINTENANCE SERVICES. ALLTEL will provide all necessary maintenance services, either directly or through existing or additional third-party vendor contracts, for all WAN equipment and software procured by ALLTEL to provide the Managed Network Services. ALLTEL will, at ALLTEL's expense manage the vendor contracts in connection with ALLTEL providing such support and maintenance services.

         2.5      EQUIPMENT AND SOFTWARE.

                  (a) Except as set forth in subsection (c), ALLTEL will provide all equipment required by the Client for the WAN, including but not limited to:

                           (i) Terminating equipment for circuits (for example CSU/DSU);

                           (ii)     Routers;

                           (iii)    Routing switches;

                           (iv)     Data packet network; and

                           (v)      Miscellaneous cables, etc. as required.

                  (b) ALLTEL shall provide all third party software on the equipment provided by ALLTEL in connection with the WAN.

                  (c) Client will provide all Local Area Network (LAN) hardware and software to connect the WAN at the point of demarcation. Client and ALLTEL shall mutually agree on specifications for the LAN to connect to the WAN.

         2.6 MANAGEMENT SERVICES. Managed Network Services also include the following services:

                  (a) SINGLE POINT OF CONTACT. The ALLTEL Customer Service Center will provide a single point of contact for reporting trouble calls twenty-four (24) hours a

                           Day, seven (7) Days a week.

                  (b) NETWORK MONITORING SERVICES. ALLTEL will provide WAN monitoring services twenty-four (24) hours a Day, seven (7) Days a week. ALLTEL will diagnose and correct problems on the WAN twenty-four (24) hours a Day, seven (7) Days a week.

                  (c) FAULT MANAGEMENT. ALLTEL will provide a real-time, graphics-oriented management of WAN devices and associated communication links. This will include the detection, isolation, diagnosis and correction of WAN problems. Monitoring will include WAN attached devices that are connected to a data circuit.

                  (d) PROBLEM MANAGEMENT. ALLTEL will manage the entire life cycle of a WAN failure. The problem will be tracked on a ticket management system, from detection to resolution, including the management of network vendors.

                  (e) THIRD PARTY/LOCAL CARRIER COORDINATION. ALLTEL will coordinate the involvement of any third party for maintaining their respective portions of the products and services provided. For example, ALLTEL will coordinate obtaining IXC/LEC support in the event that a Frame Relay circuit problem is caused by the local loop.

                  (f) CONFIGURATION MANAGEMENT. ALLTEL's and Client's technical staff will coordinate to exchange information and requirements needed to properly configure WAN equipment. Such information may include routing protocols, applications, traffic, connectivity requirements, timeframes, the supported interfaces, etc. Network device configurations will then be stored in a database for use in reconfigurations when necessary.

                  (g) EXECUTION OF WAN CHANGE REQUESTS. Change Orders for WAN in-service or additional WAN services will be input and tracked in the service request system. ALLTEL will execute such WAN changes initiated by Client according to the timeframes in Exhibit F.

                  (h) ASSET MANAGEMENT. ALLTEL will track the location of equipment provided by ALLTEL as part of the Managed Network Services and software levels, upgrading the software as required.

                  (i) PERFORMANCE REPORTING. ALLTEL will provide monthly performance reports no later than the twelfth (12th) business Day of the subsequent calendar month, by network device, utilizing leading reporting packages. Optionally, ALLTEL network engineers may be contracted to work with Client to analyze these reports and develop planning documents.

                  (j) OTHER REPORTING. ALLTEL will provide the following monthly reports to Client no later than the twelfth
                           (12th) business Day of the subsequent calendar month:

                           (i) INCIDENT TRACKING: This report shows the incident classification, outage duration, description, quantity and location of reported problems.

                           (ii) BANDWIDTH UTILIZATION: This report shows the average and peak utilization thresholds. This information can help determine overall traffic patterns which, in turn, helps to determine if acceptable bandwidth is available from the service provider.

                           (iii) ROUTER UTILIZATION: This report indicates congestion points and tracks load, providing an early warning as to when re-engineering or equipment upgrades may be necessary.

                           (iv) WAN AVAILABILITY: This report shows the percentage availability of the WAN during a specified period of time as described as the WAN Availability Service Level in Exhibit F.

3. ROLES AND RESPONSIBILITIES. ALLTEL and Client responsibilities associated with the execution of Day-to-Day delivery and support of Managed Network Services are described below.

         3.1 ALLTEL ROLES AND RESPONSIBILITIES. In addition to the other obligations set forth in this Exhibit, ALLTEL shall also be responsible for the following in providing the Managed Network Services for the locations set forth in Section 1(a):

                  (a)      Customer care center, including:

                           (i)      Problem reporting;

                           (ii)     Trouble ticket handling;

                           (iii)    Customer notification;

                           (iv)     Escalation procedures; and

                           (v) Support (1st level escalation, i.e. initial notification of problems).

                  (b)      Network Operation Center (NOC), including:

                           (i)      Network monitoring and fault management;

                           (ii)     Problem management;

                           (iii)    Vendor dispatch (ALLTEL & third-party);

                           (iv)     Metric reporting; and

                           (v) Technical support (2nd and 3rd level escalation, i.e., technical point of contact for problem resolution).

                  (c)      Network Delivery, including:

                           (i)      Service order coordination;

                           (ii)     Configuration management; and

                           (iii) Technical support (4th level escalation, i.e., engineering point of contact for problem resolution.

                  (d) Third-Party Maintenance and Service Contract Ownership, including:

                           (i)      Cisco SmartNet;

                           (ii)     Nortel CSA; and

                           (iii)    Paradyne CSU/DSU.

                  (e) Customer satisfaction and annual network planning (to be conducted jointly with Client).

                  (f) Daily network monitoring and problem resolution, including availability reporting.

                  (g) Service management activities, including account and service reviews.

         3.2 CLIENT RESOURCES AND RESPONSIBILITIES. Client shall provide the following Client Resources:

                  (a) Providing the necessary contacts for financial approvals and business planning;

                  (b) Supporting ALLTEL, when needed, for timely problem resolution by providing contacts during problem resolution;

                  (c) Providing technical support for Client locations where ALLTEL cannot install equipment, such as Central Office locations or other secured facilities;

                  (d) Following the specified change request and problem reporting procedures as set forth in Exhibit F;

                  (e) Submitting customer service requests per the WAN service request process to be developed jointly by Client and ALLTEL;

                  (f) Official central office / public network and its peripherals for AMA, Alarms, and maintenance; and

                  (g) Responding to ALLTEL's satisfaction survey and annual network planning (to be conducted jointly with ALLTEL).

                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT C
                                                                           FINAL

                                    EXHIBIT C
                           OUTPUT PROCESSING SERVICES

         This Exhibit defines the services that constitute "Output Processing Services". ALLTEL agrees to provide Output Processing Services to Client during the Term of the Agreement as described in this Exhibit.

1.       DESCRIPTION OF OUTPUT PROCESSING SERVICES.

         The following services constitute the Output Processing Services:

         1.1 STATEMENT LAYOUT AND DESIGN SERVICES. Statement Layout and Design Services consist of the following rototyping services which set forth examples of document image layout and conventions, which align with electronic laser imaging features:

                  (a) SOFTWARE APPLICATIONS DEVELOPMENT. Programming and testing applications designed to perform document image enhancement and mail production process control functions;

                  (b) THIRD-PARTY APPLICATIONS INTEGRATION AND IMPLEMENTATION. Implementing and maintaining third-party applications and tools designed to support program development and mail management applications such as sorting, packaging, and manifesting;

                  (c) IMAGE ENHANCEMENT APPLICATIONS PROCESSING. Performing production management functions as required by the various applications steps, which comprise image enhancement applications;

                  (d) MAIL MANAGEMENT APPLICATIONS PROCESSING. Production management functions as required by the various applications steps as required to process for mail management applications; and

                  (e) PRODUCTION ASSURANCE APPLICATIONS PROCESSING. Production management functions as set forth in ALLTEL's standard operating procedure relating to the A.MAIL.pas Production Assurance System.

         1.2 MATERIALS PROCUREMENT, LOGISTICS AND PRODUCTION STAGING. Materials Procurement, Logistics and Production Staging consists of the following:

                  (a) FORMS PROCUREMENT AND STAGING. Production management functions as set forth in ALLTEL's standard operating procedures relating to forms procurement and staging;

                  (b) ENVELOPE PROCUREMENT AND STAGING. Production management functions as set forth in ALLTEL's standard operating procedures relating to the envelope procurement and staging; and

                  (c) THIRD-PARTY INSERT STAGING. Production management functions as set forth in ALLTEL's standard operating procedure relating to third-party insert staging.

         1.3 LASER IMAGING. Electronic Laser Imaging consists of controlling the electronic transmission of bill data and subsequent electronic imaging in formats mutually agreed to in advance by ALLTEL and Client.

         1.4      MAIL FINISHING. Mail Finishing consists of the following:

                  (a) Insertion services consisting of those activities surrounding the production and finishing of mail pieces, including folding and inserting the bill pages, a remittance envelope and Client-supplied inserts into a mail envelope, which is sealed; and

                  (b) Finishing also includes packaging of mail for distribution in compliance with the United States Postal System's Domestic Mail Manual.

         1.5 POSTAGE APPLICATION AND OPTIMIZATION. Postage Application and Optimization consists of the following:

                  (a) Measuring and assigning the appropriate amount of postage to each mail piece; and

                  (b) Record keeping in sufficient detail to satisfy recognized accounting expectations by Client and the United States Postal Service.

         1.6 MAIL DISTRIBUTION. Mail Distribution consists of preparing manifests and distribution documentation as required by the U.S. Postal Service and other intermediaries nominated as delivery agents.

         1.7      SPECIAL HANDLING.

                  (a) Handle and distribute invalid ZIPs, foreign mail, pulled statements, CABS bills and held bills will be handled and distributed according to special procedures to be agreed upon prior to conversion to ALLTEL's output processing system.

                  (b) Bills in excess of eleven (11) ounces will be packaged to specifications to be agreed upon by Client and ALLTEL.

         1.8 QUALITY CONTROL. Follow ALLTEL's standard body of quality control procedures and deliver through automated process and quality assurance tracking systems. In addition, Client-specific quality testing procedures will be implemented as mutually agreed upon by the parties.

         1.9 REPORTING. ALLTEL will provide the following reports regarding Output Processing Services to Client:

                  (a) Daily Job Status Report: Upon request of Client, ALLTEL will provide during the next work Day, a report showing the job release/approval date and time, scheduled mail date, and completion date and time for each job processed for the Client during the previous Day.

                  (b) Month End Performance Reporting: This monthly report shows all jobs processed by AOPC for the Client. This report details all types of billing (end-user, CABS, notices, etc.), shows monthly totals by bill type, and a cumulative total for the calendar year. This report will also detail job status such as mailed early, mailed on-time, mailed Client late, or mailed ALLTEL late. Late mailings will have a detailed explanation as to why the job was late.

                  (c) Month End Postage Report: This monthly report will detail postage, shipping, and freight charges for the Client by job with a cumulative total for the month.

                  All month end reports regarding Output Processing Services will be sent to the Client no later than the eighth (8th) business Day of the subsequent calendar month.

2.       ROLES AND RESPONSIBILITIES OF ALLTEL AND CLIENT.

         2.1      ALLTEL RESPONSIBILITIES.

                  (a) PERSONNEL AND EQUIPMENT. In addition to the obligations otherwise set forth in this Exhibit, ALLTEL will supply the necessary personnel to manage and operate ALLTEL's output processing facility and will provide document imaging and insertion equipment necessary to process Client's data as described in this Exhibit.

                  (b) GENERAL. In addition to the obligations otherwise set forth in the Exhibit:

                           (i) ALLTEL will be responsible for document imaging and mail finishing equipment and associated usage, maintenance and supply costs.

                           (ii) ALLTEL will schedule and perform appropriate preventative maintenance on post-processing equipment.

                           (iii) ALLTEL will manage form, envelope, insert and supply inventories to meet production schedule requirements.

                           (iv) ALLTEL will be responsible for procurement, logistics and production site staging of custom designed forms and envelopes related to initial bill layout and design as specified by Client.

                           (v) ALLTEL will maintain required printer and inserter operating software, including backup and safekeeping.

                           (vi) ALLTEL will follow established procedures for the recovery of missing or damaged output.

                           (vii) ALLTEL will add POSTNET Barcodes to document imaging and transform imaged formats to meet pre-determined format specifications.

                           (viii)   ALLTEL will prepare U.S. Postal
                                    Service-specified manifesting documents and manifest archives as required to distribute mail on a manifested basis.

                           (ix) ALLTEL will accept Client's instructions regarding a delivery method other than U.S. mail for special handling bills (i.e., special runs only).

                  (c)      ELECTRONIC IMAGING SERVICES.

                           (i)      ALLTEL will prepare the appropriate
                                    production fulfillment logs necessary for each job.

                           (ii) ALLTEL will be responsible for materials staging and electronic equipment setup and operation.

                           (iii) ALLTEL will perform quality checks designed to verify good laser imaging quality, properly imaged logos and properly sequenced and complete packaging.

                  (d)      BILL INSERTION AND POSTAGE APPLICATION.

                           (i) ALLTEL will prepare the appropriate internal and external mail control documents necessary for each job.

                           (ii) ALLTEL will be responsible for production control, sequencing and inserter setup and operation.

                           (iii) ALLTEL will perform quality checks designed to verify mail pieces are properly finished.

                           (iv) ALLTEL will sort, insert, weigh, and assign postage to all bill types (i.e., regular bills, chubbies, CABS bills, foreign bills, etc.). For purposes of this agreement, the term "Chubbies" means Bills that (i) must manually be inserted in mailing envelopes by ALLTEL because they contain too many pages to be handled by the inserter machines, or
                                    (ii) do not have postage affixed by the
                                    inserter.

                  2.2 CLIENT RESOURCES AND RESPONSIBILITIES. Client Resources and responsibilities are as follows:

                           (a) Client (or its designee) will provide an Electronic Bill Release Approval (EBRA) at which time ALLTEL is authorized to produce and release (distribute) the respective mail job. (The respective mail job is considered delivered by ALLTEL when it is both available for imaging and an independent EBRA is tolled via the established E-Mail system. Because ALLTEL dataset deliveries of Client-generated image queues require transfer of imaged data to ALLTEL's independent production environment, an independent (electronic mail-based) release, containing bill count and dollar amount proof totals, is required from the Client or the designated originating processing unit. The EBRA is required in addition to internally supplied proof totals within the transferred data stream.)

                           (b) Client will provide inserts, including delivery to ALLTEL in compliance with ALLTEL's materials acceptance standards. Client's inserts must be paper which can be handled by ALLTEL's automated inserter equipment.

                           (c) Client will notify ALLTEL if Client will include in a cycle more inserts than two (2) inserts per bill or any inserts in treatments. In such event, Client will allow ALLTEL reasonable additional time of performance for such cycle (and take into account the additional time needed when calculating the applicable Service Level under Exhibit F). The number of inserts shall be limited to the capacity of ALLTEL's inserters, but in no event shall such requirement be more than five (5) inserts per bill or treatment;

                           (d) Client will provide ALLTEL reasonable notice of required forms change or reimburse ALLTEL for the direct cost of unusable inventory. ALLTEL reserves the right to order up to three (3) months' supply of forms and envelopes.

                           (e) Client will provide extract schedules for each exchange area and specific customers and CABS cycles as required by ALLTEL.

                           (f) Client will provide a list of changes that occur per bill cycle and will meet with ALLTEL at least monthly regarding bill quality.

                           (g) Client shall specify any delivery method other than U.S. mail.

                           (h) Client will schedule its audit, testing and quality assurance activities at times and in a manner designed not to cause workflow delays.

                           (i)      Client shall provide ALLTEL with
                                    specifications for Client's initial bill format (subject to ALLTEL's standard operating procedures) no later than one-hundred twenty (120) Days prior to the first conversion.

3.       OTHER.

         3.1 MATERIALS. The following materials will be used for bills and notices unless otherwise specified:

                  (a) 20# perforated banner page with laser-printed logos and background;

                  (b) standard 8.5x11 inch white (non pre-printed) for sheets 2...n;

                  (c) standard 8.5x11 inch white pre-printed logo paper for CABS bills; and

                  (d) Mailing envelopes: standard #10 double cellophane window or large window envelope for CABs bills and chubbies; and; Remittance: standard pre-printed #9 single die-cut window.

         3.2 DOCUMENT IMAGING. ALLTEL will provide all document imaging for residential bills and disconnect notices will be in duplex mode (laser imaging on both sides). Document imaging for large commercial bills can be optionally imaged in duplex (front and back) mode. CABS bills can be printed either simplex or duplex depending on mutually agreed upon Client specifications. Output processing print media shall be made to comply with Client-requested bill formatting specifications within a reasonable time frame which shall be ALLTEL's reasonable best efforts to meet any applicable deadline of which Client has notified ALLTEL for regulatory authority bill formatting changes and not to exceed ninety (90) Days from date of request for all other modifications or changes to ALLTEL's existing format at that time. All such changes shall be made in accordance with the Change Management Process described in Section 4 of this Exhibit.

         3.3      LASER IMAGING. All laser imaging will be single-color (black).

         3.4      TYPICAL MAIL PIECE. A typical mail piece will include:

                  (a)      Mailing envelope

                  (b)      Bill

                           -        Sheet 1, Page 1 - Banner page with
                                    laser-printed logo and perforated remittance stub. (ALLTEL reserves the right to move and reformat addresses on the banner to comply with postal specifications.)

                           - Sheet 1, dynamically laser-printed backer, with variable data as specified and or static data as specified

                           - Sheet 2...n, Duplex imaged detail with optional quadruplexed imaging for condensing logical pages onto same side

                  (c)      Remittance envelope

                  (d)      Client-supplied inserts

                  (e) Typical CABS bills include the mailing envelope and the laser imaged bill which consist of simplex or duplex printed 8.5x11 inch forms.

         3.5 WASTED FORMS. Wasted forms caused by Client's changes to stock forms and/or envelopes will be charged to the Client at ALLTEL's cost.

         3.6 RETURN ADDRESSES. Return addresses, boxes and lines will be supplied by the imaging equipment printer.

4. CHANGE MANAGEMENT PROCESS. The Change Management Process for Output Processing Services shall be initiated by Client's completion of an "AOPC Change Service Order" which shall be the Change Order for purposes of Section 11.1 of the Agreement. Client shall submit the AOPC Change Service Order to the ALLTEL AOPC Programming Manager. Each AOPC Change Service Order shall be agreed upon and prioritized in accordance with the Change Management Process. An estimate of time of completion shall be communicated to Client and shall be tracked in Solve, which is the change control system used in connection with ALLTEL's Output Processing Services.

                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT D
                                                                           FINAL

                                    EXHIBIT D
                              CALL CENTER SERVICES

         This Exhibit describes the design, implementation and consulting services that constitute the "Call Center Services."

1.       ALLTEL RESPONSIBILITIES.

         1.1 CALL CENTER SERVICES TO BE PERFORMED BY ALLTEL. ALLTEL will provide consultation services for the design and implementation of Client's two (2) inbound customer service call center facilities (the "Call Centers") upon Client's request. The plan will include scope of work, level of effort, duration, milestones, critical path, dependencies, and responsibilities for the Client and ALLTEL. Client is under no obligation to obtain Call Center Services, except for those Call Center Services provided prior to the Effective Date.

                  ALLTEL shall provide consulting and project management services necessary to perform the Call Center activities designated as an ALLTEL responsibility in Attachment 1 to this Exhibit D, including, but not limited to the following; provided, however, that ALLTEL shall not be responsible for any of the following if not requested by Client:

                  (a) Conduct the site selection process including conducting site visits, evaluating economic indicators, evaluation of available space, assisting Client with site selection, participating in negotiation of contracts and leases at Client's request, and managing the development of architectural plans for renovation;

                  (b) Assist Client in retaining a construction firm who will obtain necessary building permits and approvals and implement the approved architectural and engineering plans;

                  (c) Assist in the oversight of construction or renovation, including deployment of appropriate furniture and equipment;

                  (d) Develop and manage the deployment of call routing plans based on Call Center locations in relation to Client Access Lines;

                  (e) Manage the vendors who will deploy Client hardware and software including but not limited to ACD/PBX, desktop computers, fax machines, network infrastructure, IVR, and application servers;

                  (f)      Manage the implementation of desktop applications;

                  (g) Define and verify Call Center voice and data circuit requirements;

                  (h) Develop a deployment and testing plan for the Call Center LAN/WAN environment inclusive of associated voice and data circuits;

                  (i) Manage the completion of a testing plan for the Call Center LAN/WAN environment inclusive of associated voice and data circuits;

                  (j) Provide an on-line reference manual when part of the ALLTEL Software; and utilize Client-provided information in the development of the Call Center reference materials; all Client reference material will be developed and/or provided by Client in HTML format;

                  (k) Develop a Call Center forecasting and staffing model projecting the initial thirty-six (36) month estimated staffing requirements;

                  (l) Develop Call Center operational business processes, methods and procedures based on defined Client operational practices, policies, procedures, and products and services;

                  (m) Develop quality awareness processes and procedures based on defined Client quality awareness goals and objectives; and

                  (n) Provide management and supervisory mentoring and support for a duration of up to thirty (30) Days following the opening of the Call Centers.

         1.2 ADDITIONAL CALL CENTER SERVICES. Upon request by Client, ALLTEL shall provide additional Call Center Services, as mutually agreed by the parties, to assist Client in implementing the Call Centers. The Service Fees for additional Call Center services shall be as mutually agreed to by both parties.

2.       CLIENT RESOURCES AND RESPONSIBILITIES.

         2.2 INITIAL CALL CENTER ACTIVITIES. In addition to Client Resources and responsibilities indicated in Attachment 1 to this Exhibit, Client shall provide the following Client Resources and responsibilities necessary for ALLTEL to provide the Call Center Services:

                  (a) Approved conversion schedule no later than one-hundred eighty (180) Days prior to first Access Line conversion;

                  (b) Notify ALLTEL in writing of Call Center cities no later than December 6, 1999;

                  (c) Notify ALLTEL in writing of Call Center sites no later than December 6, 1999;

                  (d) Executed lease agreements on selected sites no later than December 15, 1999;

                  (e) Descriptions of products and services, processes and procedures currently offered by Access Line markets being acquired no later than one-hundred fifty (150) Days prior to first Access Line conversion;

                  (f) Call center statistical information for the servicing of the Access Lines being acquired no later than one-hundred twenty (120) Days prior to first Access Line conversion. This information must include, but is not limited to, calling volumes, daily distribution of calls, distribution of calls by call type (new order, service, billing inquiry, trouble shooting, collections); and

                  (g) Except as set forth in Exhibit B, all the computer hardware, software, software licenses, CTI, equipment (up to and including PBX, ACD, IVR, application servers and data network equipment), and equipment licenses, including personal computers and printers and telephone instruments including headsets and replacements at Call Center in sufficient quantities and in good repair, with sufficient performance characteristics and at the necessary times required for ALLTEL to perform the Call Center Services (including all data service units, modems, hubs, routers and LAN operating system software).

         2.3 OPERATION OF THE CALL CENTERS. Client shall be responsible for all daily operational requirements of the Call Centers, including but not limited to maintenance and on-site technical support. Technical support will consist of desktop application support and maintenance within the Call Center, the Client LAN environment contained within the Call Centers, administration of the ACD(s), (i.e. moves, adds and changes within the ACD, required as part of the Call Center operations), administration and maintenance of the workforce management applications(s), and administration and maintenance of the voice and data recording (quality assurance) application.

3. TIMELINE. Each party agrees and acknowledges that each Call Center will have unique requirements and specifications and that timely development and implementation of the Call Centers is dependent upon timely participation of both parties. Commitment dates will be mutually agreed upon by the parties and will be based on final Call Center requirements mutually agreed to by both parties.

                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT D
                                                                           FINAL

                                  ATTACHMENT 1
                              CALL CENTER SERVICES

Below is a key activity list. It includes major tasks and deliverables that will be addressed during design and implementation of the Call Centers. The following roles and responsibilities are applicable as the Call Center Services are provided by ALLTEL at the Client's request.

P -- Primary Responsibility
S -- Secondary Responsibility

Note: Where both parties have been identified as primary, the responsibility is shared.

              CALL CENTER IMPLEMENTATION OUTLINE
                  ROLES AND RESPONSIBILITIES                                           ALLTEL       CLIENT
              ----------------------------------                                       ------       ------
1.       PROJECT PLANNING

         1.1      Meeting with Executive/Sr. Mgmt project leaders

                  1.1.1    Business Plan review                                           S            P

                  1.1.2    Corporate strategies, goals, objectives                        S            P

                  1.1.3    Call center vision                                             S            P

         1.2      Assemble team                                                           P            P

         1.3      Planning meetings                                                       P

         1.4      Define objectives                                                       P            P

         1.5      Identify constraints                                                    P            P

         1.6      Determine level of effort                                               P            P

         1.7      Create timeline                                                         P            P

         1.8      Define change management process                                        P            P

         1.9      Define communications plan                                              P            P

         1.10     Approve plan                                                                         P

2.       STAFFING/FORECASTING/SIZING

         2.1      Determine business needs                                                S            P

         2.2      Collect data

                  2.2.1    Customer base                                                  P            S

                  2.2.2    Line count                                                     P            S

                  2.2.3    Billing cycles                                                 P            S

                  2.2.4    Business/Residential ratios                                    P            S

                  2.2.5    Existing call volume history                                   P            S

         2.3      Develop staffing models                                                 P

         2.4      Create capacity planning models                                         P

3.       CITY SELECTION

         3.1      Identify target cities                                                  P            P

         3.2      Perform demographic analysis                                            P

         3.3      Conduct on-site visits                                                  P            S

         3.4      Advise of municipal/government considerations                           P            S

         3.5      Collect information from

                  3.5.1    Chamber of commerce                                            P

                  3.5.2    Economic development commission                                P

         3.6      Perform high level review of available population                       P

         3.7      Identify available infrastructure                                       P

         3.8      Select cities                                                                        P

4.       SITE SELECTION

              CALL CENTER IMPLEMENTATION OUTLINE
                  ROLES AND RESPONSIBILITIES                                           ALLTEL       CLIENT
              ----------------------------------                                       ------       ------

         4.1      Determine facility needs                                                P

         4.2      Assess site availability                                                P

         4.3      Determine sites                                                         S            P

         4.4      Site approval meeting                                                   P            P

         4.5      Negotiate contracts                                                     P            P

5.       ARCHITECTURAL DESIGN MANAGEMENT

         5.1      Retain architect                                                        P            S

         5.2      Develop blue prints                                                     P

         5.3      Interior design                                                         P            S

         5.4      Approve plans                                                           S            P

6.       FACILITIES BUILD OUT MANAGEMENT

         6.1      Retain construction firm                                                P            S

         6.2      Obtain building permits                                                 P

         6.3      Site preparation                                                        P

         6.4      General construction                                                    P

         6.5      HVAC                                                                    P

         6.6      Telecommunications                                                      P

         6.7      Electrical                                                              P

         6.8      Install furniture, fixtures & equipment                                 P

7.       BUSINESS PROCESSES

         7.1      Determine support requirements

                  7.1.1    Products & services                                            P            S

                  7.1.2    Local feature availability                                     P            S

                  7.1.3    Rates structures                                               S            P

                  7.1.4    Billing cycles                                                 S            P

                  7.1.5    Identify PUC requirements                                      S            P

         7.2      Determine system capabilities

                  7.2.1    Document work flow                                             P

                  7.2.2    Document systems capabilities                                  P

         7.3      Determine customer interaction

                  7.3.1    Identify call types                                            P

                  7.3.2    Identify administrative work                                   P

         7.4      Develop interfaces requirements and SLA's with departments

                  7.4.1    Finance                                                        P            P

                  7.4.2    Accounts receivable                                            P            P

                  7.4.3    Engineering                                                    P            P

                  7.4.4    Installation/Repair                                            P            P

                  7.4.5    Facilities assignment/911                                      P            P

                  7.4.6    Marketing/advertising                                          P            P

                  7.4.7    Credit management                                              P            P

         7.5      Perform gap analysis                                                    P            P

         7.6      Develop High level processes                                            P            P

         7.7      Approval process                                                        P            P

         7.8      Develop detailed processes                                              P            P

         7.9      DEVELOP/DOCUMENT CLIENT REFERENCE MATERIAL

                  7.9.1    PRODUCTS                                                                    P

                  7.9.2    SERVICES                                                                    P

                  7.9.3    CORPORATE POLICIES                                                          P

                  7.9.4    CORPORATE PROCEDURES                                                        P

                  7.9.5    RATES                                                                       P

                  7.9.6    TARIFFS                                                                     P

              CALL CENTER IMPLEMENTATION OUTLINE
                  ROLES AND RESPONSIBILITIES                                           ALLTEL       CLIENT
              ----------------------------------                                       ------       ------
                  7.9.7    CALL CENTER POLICIES                                           P            S

                  7.9.8    CALL CENTER PROCEDURES                                         P            S

                  7.9.9    HUMAN RESOURCE POLICIES                                                     P

                  7.9.10   HUMAN RESOURCE PROCEDURES                                                   P

                  7.9.11   CUSTOMER SERVICE REPRESENTATIVE SCRIPTS                        P            S

                  7.9.12   DOCUMENT MANAGEMENT                                            S            P

8.       CALL ROUTING PLANS

         8.1      Identify calling methods                                                P

         8.2      Determine routing needs                                                 P

         8.3      Negotiate with 800 service vendors (if needed)                          S            P

         8.4      Develop routing plans                                                   P

         8.5      Testing                                                                 P

         8.6      Engage temporary/test plans                                             P

         8.7      Engage permanent plans                                                  P

         8.8      Develop maintenance plan routing schemes & contingency                  P

9.       PERSONNEL

         9.1      Review staffing models                                                  P

         9.2      Review business processes                                               P

         9.3      Review service level agreements                                         P

         9.4      Human Resources

                  9.4.1    Develop organizational chart                                   P            S

                  9.4.2    Develop core competencies                                      P            S

                  9.4.3    Develop job descriptions                                       P            S

                  9.4.4    Develop compensation plans                                     P            P

                  9.4.5    Develop sales/service incentive programs                       P            P

                  9.4.6    401K                                                                        P

                  9.4.7    Health care                                                                 P

                  9.4.8    Vacation                                                                    P

                  9.4.9    Attendance                                                                  P

                  9.4.10   Ethics                                                                      P

                  9.4.11   Disciplinary                                                                P

                  9.4.12   Background checks                                                           P

                  9.4.13   HR legal                                                                    P

                  9.4.14   Union interfaces                                                            P

                  9.4.15   Federal compliance's                                                        P

         9.5      Hiring

                  9.5.1    Develop job postings                                           S            P

                  9.5.2    Job fairs, advertising, recruiters                             S            P

                  9.5.3    Receive resumes                                                S            P

                  9.5.4    Setup interviews                                               S            P

                  9.5.5    Interviews                                                     S            P

                  9.5.6    Offer/acceptance                                               S            P

                  9.5.7    Employee orientation                                           S            P

         9.6      Quality Awareness

                  9.6.1    Develop QA objectives for the agents with management           P

                  9.6.2    Determine reports and information for measurement tools        P

                  9.6.3    Develop agent observation checklist                            P

                  9.6.4    Develop feedback process                                       P

         9.7      Mentoring & training supervisors and managers

                        CALL CENTER IMPLEMENTATION OUTLINE
                            ROLES AND RESPONSIBILITIES                                 ALLTEL       CLIENT
                        ----------------------------------                             ------       ------

                  9.7.1    Recommend service level and other measurement objectives       P

                  9.7.2    Identify performance standards for all positions
                           (agents/supervisors/managers)                                  P

                  9.7.3    Train on use of ACD reports to measure performance             P

                  9.7.4    Train for the use of monitoring and performance coaching       P

                  9.7.5    Conduct workshops for monitoring calibration                   P

                  9.7.6    Provide mentor on supervisory/management duties to ensure
                           effective evolution of center management                       P

10.      EQUIPMENT

         10.1     Needs assessment

                  10.1.1   Identify business requirements                                 P

                  10.1.2   Develop functional requirements                                P

                  10.1.3   Identify desired/required interfaces                           P

                  10.1.4   Define general specifications                                  P

         10.2     Identify potential solutions providers                                  P

         10.3     Develop/distribute RFP                                                  P            S

         10.4     Manage RFP process

                  10.4.1   ACD                                                            P            S

                  10.4.2   VRU                                                            P            S

                  10.4.3   Call center WFM software                                       P            S

                  10.4.4   Quality monitoring software                                    P            S

                  10.4.5   LAN/WAN system                                                 P            S

         10.5     Select vendor                                                           S            P

         10.6     Equipment ownership                                                                  P

         10.7     Manage Installation (2 sites)

                  10.7.1   ACD                                                            P

                  10.7.2   VRU                                                            P

                  10.7.3   LAN/WAN hardware software                                      P

                  10.7.4   Testing

                           10.7.4.1 Integration of equipment                              P

                           10.7.4.2 Participate in platform installation testing          P

                           10.7.4.3 Integration with interfaces                           P

11.      CIRCUITS

         11.1     Determine Telecom/carrier circuit requirements                          P

         11.2     Receive vendor quotes                                                   P

         11.3     Make vendor selections                                                  P            P

         11.4     Order circuits                                                          P

         11.5     Manage installation                                                     P

         11.6     Testing                                                                 P

12.      CENTER OPENING

         12.1     Pre-opening final test for integrated systems                           P

         12.2     Monitoring all process and systems                                      P

                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT E
                                                                           FINAL

                                    EXHIBIT E
                                  SERVICE FEES

         Service Fees for the Services, as defined in the Agreement, are set forth below, and the amounts and conditions are effective through the Term of the Agreement. The Service Fees do not include Pass-Through Expenses, as defined in the Agreement.

1.       SERVICE FEES FOR CONVERSION SERVICES.

         1.1 SERVICE FEES FOR CONVERSION. The total Service Fees payable by the Client to ALLTEL for the Conversion Services described in Exhibit L ("Conversion Fees") and rendered by ALLTEL from September 24, 1999 through the Conversion Completion Date (excluding any increases in Service Fees attributable to changes to the Conversion Services as described in Exhibit L, conversions of access lines other than the Access Lines, Pass-Through Expenses in accordance with Section 7 of this Exhibit, and Gap Closures described in Section 1.2) shall be [*****] Dollars ($[*****]). ALLTEL shall invoice Client the Conversion Fees in thirty-six (36) equal monthly installments, together with interest computed as set forth below. The total Conversion Fees for Conversion Services performed as of the date of calculation, plus interest accrued thereon in accordance with this Section 1.1, less Conversion Fees and interest paid to ALLTEL shall be referred to as the "Capitalized Conversion Fees." The first (1st) monthly installment of Conversion Fees shall be due and payable on December 30, 1999, and subsequent monthly installments shall be due and payable on the thirtieth (30th) of each month thereafter. No interest shall accrue on the unpaid balance of Conversion Fees until July 1, 2000. Commencing July 1, 2000, the unpaid balance of Service Fees for Conversion Services shall bear interest at the rate of [*****] percent [*****] per annum. ALLTEL shall invoice and Client shall pay the interest charges on a monthly basis. After January 1, 2001, if Client has paid all Service Fees due under this Agreement during the previous twelve (12) months by the due date, the interest rate shall be reduced to [*****] percent [*****] per annum for so long as Client pays all Service Fees due by the due date. Client may at any time pre-pay all or a portion of the Conversion Fees without penalty.

         1.2 GAP CLOSURES. Services related to Gap Closures are not included in the Service Fees specified in Section 1.1. "Gap Closures" are only those modifications to the ALLTEL Software required to meet regulatory requirements for those states in which the Access Lines are located. Other modifications to meet Client business requirements are not Gap Closures and shall be requested by Client and prioritized, scheduled and completed by the Variable Staff in accordance with Exhibit J. ALLTEL estimates the Service Fees for Gap Closures performed during Conversion Services to fall within the range of $[*****] to $[*****]. Separately by state and after gaps have been identified for that state, ALLTEL will provide Client with a list of Gap Closures and an estimate of the hours and Service Fees associated with those Gap Closures. Also separately by state, ALLTEL shall invoice Client the actual Service Fees associated with Gap Closures in that state at the conclusion of Gap Closure for the Access Lines in that state, but not later than June 30, 2000.

         1.3 ASSUMPTIONS. The Service Fees for Conversion Services are based on the assumptions set forth in Section 5 of Exhibit L. Any changes to those assumptions or any failure on the part of Client to timely fulfill its obligations described in Exhibit L, including, but not limited to, timely provision of Client Resources, which adversely affect the time or cost to provide the Conversion Services may result in an increase in Service Fees related to Conversion Services.

         1.4 SERVICE FEES FOR FUTURE CONVERSIONS. ALLTEL agrees that the Service Fees for future conversions (i.e., conversions of additional access lines to be acquired by Client or any Affiliate other than the Conversions of the Access Lines described in Exhibit L) shall be as mutually agreed by the parties at the time of the future conversions; provided that the Service Fees, excluding gap closures, for conversions of between 50,000 and 500,001 additional access lines shall not exceed the following:

  NUMBER OF ACCESS LINES TO BE
CONVERTED IN A FUTURE CONVERSION                           SERVICE FEES PER ACCESS LINE
--------------------------------                           ----------------------------
50,000 to 200,000 access lines                               $[*****] per access line
200,001 to 500,000 access lines                              $[*****] per access line

                  The Service Fees for access lines for any such conversion shall be at the lowest marginal rate set forth above.

         1.5 ENHANCEMENTS PRIOR TO CONVERSION. Client and ALLTEL have agreed that certain enhancements specifically requested and prioritized by Client will be completed prior to Conversion. Those "Pre-Conversion Enhancements" are set forth in Attachment 3 to this Exhibit E. ALLTEL estimates that the total effort to complete the Pre-Conversion Enhancements will be 13,400 hours. ALLTEL agrees to provide resources estimated at 9,300 hours. Client agrees to provide resources using Variable Staff up to 4,100 hours. If the parties mutually agree that the Pre-Conversion Enhancements may jeopardize meeting the Target Conversion Dates (as defined in Exhibit L), Client agrees to evaluate the criticality of each Pre-Conversion Enhancement and to postpone those Pre-Conversion Enhancements which are not business critical until after the Conversion Completion Date. ALLTEL provided resources and Client's Variable Staff shall begin work on the Pre-Conversion Enhancements no later than January 1, 2000.

2.       SERVICE FEES FOR MANAGED OPERATIONS SERVICES AND NETWORK OPERATIONS
         SERVICES.

         2.1 ACCESS LINE CHARGES. For each Access Line for which ALLTEL is then providing Managed Operations Services, Client shall pay the incremental charge ("Access Line Charges" or "ALCs") set forth in the following table. The number of Access Lines upon which the ALC is calculated shall be determined as of the end of the month based on the Customer Access Line and Equipment Report generated through CAMS, plus any non-LEC lines, if applicable. The ALCs may be modified over time only as expressly set forth in the Agreement and this Exhibit E. ALLTEL shall invoice Client the ALCs monthly, one month in arrears.

INCREMENTAL VOLUMES                       PRICING LEVELS FOR INCREMENTAL VOLUME
(IN # ACCESS LINES)                               (IN $/PER ACCESS LINE)
--------------------                      -------------------------------------
    0 - 600,000                                US$[*****] per line per month
 600,001 - 750,000                             US$[*****] per line per month
750,001 - 1,000,000                            US$[*****] per line per month

                  For example, if Client has 800,000 Access Lines, the monthly Access Line Charge would be $1,831,500, which is the sum of
                  (i) 600,000 Access Lines at $2.34 per Access Line; (ii) 150,000 Access Lines at $2.15 per Access Lines; and (iii) 50,000 Access Lines at $2.10 per Access Line.

                  In the event that the total number of Access Lines processed for Client by ALLTEL exceeds 1,000,000, Client and ALLTEL agree to negotiate in good faith to determine fair and reasonable Access Line Charges for ALLTEL's processing of Access Lines exceeding 1,000,000.

         2.2 COSTS ASSOCIATED WITH REBILLING. The increase in Service Fees (excluding Service Fees for Output Processing Services) in connection with a Client Error that necessitates a bill re-run in accordance with Section 17.3 of the Agreement shall be equal to ALLTEL's actual cost of performing the re-run in an amount not to exceed $40,000 per bill cycle. The increase in Service Fees for Output Processing related to such billing re-run shall be as set forth in Section 6 of this Exhibit.

         2.3 DISASTER RECOVERY SERVICES. Disaster Recovery Services related to the Managed Operations Services and Managed Network Services are included in the Access Line Charges set forth in
                  Section 2.1 of this Exhibit.

3. SERVICE FEES FOR CALL CENTER SERVICES. ALLTEL shall provide the Call Center Services described in Exhibit D and as compensation therefore Client shall pay Service Fees for Call Center Services as set forth in Attachment 1 to this Exhibit (dba Call Center Implementation). The hours set forth in Attachment 1 is an estimate of hours anticipated by consultant category. Client will be billed monthly for actual hours by consultant category at the rates set forth in Attachment 1. Service Fees for Call Center Services shall include those incurred prior to the Effective Date.

4. SERVICE FEES FOR TRAINING SERVICES. Client shall compensate ALLTEL for the Training Services described in Exhibit M for the Service Fees described below. ALLTEL will invoice Client for such Training Services on a monthly basis, one (1) month in arrears.

         4.1 CALL CENTER APPLICATION TRAINING AND NON-CALL CENTER APPLICATION TRAINING.

        RATE                                        TRAINING SERVICES
        ----                                        -----------------
US$2,500 per Day per      -    For Call Center Application Training, described in Section 1.2
class                          of Exhibit M and Non-Call Center Application Training described in
                               Section 3 of Exhibit M; and

                          -    For Phase I Trainer Development, described in Section 2 of Exhibit M.

US$700 per Day            -    For Phase II, Phase III, and Phase IV Trainer Development, described
per class                      in Section 2 of Exhibit M.

         4.2 CALL CENTER STAFF TRAINING. ALLTEL shall provide the development and customization of the training materials for the Call Center Staff Training described in Section 1.1 of Exhibit M at the rates set forth in Attachment 2 to this Exhibit. Subject to Section 20 of the Agreement, Client shall have a perpetual, royalty-fee right to use such training materials to provide training by either Client or Client's nominee. The hours set forth in Attachment 2 are estimates of the hours needed for training development for all of the classes described in Section 1.1 of Exhibit M. Upon request by Client to develop and customize training materials for a particular Call Center Staff Training class, ALLTEL will develop and customize the requested training materials for an hourly rate of $[*****] and Client will be billed monthly for actual hours by consultant category at the rates set forth in Attachment 2. Once developed and customized, Call Center Staff Training and Trainer Development for Call Center Staff Training shall be at the rates set forth in Section 4.1 for Trainer Development.

         4.3 Travel and related out-of-pocket expenses for Training Services shall be considered "Pass Through Expenses" payable to ALLTEL in accordance with this Agreement.

         4.4      The Service Fees for Training Services set forth in Sections
                  4.1 and 4.2 of this Exhibit apply from the Effective Date through the last Day of the sixth (6th) month following the Conversion Completion Date. Beginning on the first day of the seventh (7th) month following the Conversion Completion Date, any Training Services provided by ALLTEL shall be provided in accordance with Section 4 of Exhibit M and for such Service Fees as are mutually agreed to by the parties.

         4.5 CERTIFICATION. Client agrees to participate in a certification process to ensure continuity of quality of teaching material when Client Trainers are delivering training. An ALLTEL trainer will attend a training session being delivered by the Client Trainer to determine whether the Client Trainer has achieved a level of quality measurement to merit certification. Client will be billed at a rate of $250.00 per hour for ALLTEL's participation in the Trainer certification process.

5.       SERVICE FEES FOR VARIABLE STAFF.

         5.1. SERVICE FEES PER RESOURCE. The Service Fees for each of the Variable Staff defined in Section 9.3 of the Agreement and described in Exhibit J are as follows:

                                                     SERVICE FEES PER RESOURCE
      FUNCTIONAL CATEGORY                                   PER HOUR
      -------------------                            -------------------------
Application Services and Development                        US$[*****]
Table Administration                                        US$[*****]

                  * Rate applies from the Effective Date through the last Day of the twelfth (12th) month following the Managed Operations Commencement Date.

                  Beginning with the first day of the thirteenth (13th) month following the Managed Operations Commencement Date, the Service Fees for Table Administration shall be calculated at ALLTEL's then-current rate for Table Administration as set forth in Section 5.3 of this Exhibit.

                  The Service Fees include, for each Variable Staff, salaries, benefits, taxes, training, space, supplies, equipment and software, and personnel administration and supervision, and various overhead costs. Except for the Service Fees for Variable Staff, Client shall not be responsible for any other costs related to the Variable Staff, including without limitation, Pass-Through Expenses, except as specifically described in Section 9.4 of the Agreement or Section 7 of this Exhibit with respect to the Variable Staff.

         5.2 VARIABLE STAFF TRUE UP. The Service Fees for Variable Staff are subject to the adjustment described in this Section. The minimum number of billable hours per Variable Staff FTE per contract month (the "Minimum Billable Hours") shall be one hundred thirty-two (132) hours. Commencing with the Managed Operations Commencement Date, ALLTEL shall record and report to Client on a quarterly basis and by functional category the actual number of billable hours worked by the Variable Staff FTEs on Client's behalf during the preceding quarter (the "Actual Billable Hours"). For each functional category, within thirty (30) Days after the end of each quarter, the Actual Billable Hours worked for such quarter shall be compared to the Minimum Billable Hours for such quarter. For purposes of calculating whether the Minimum Billable Hours exceed Actual Billable Hours, the Minimum Billable Hours shall be reduced by any hours during which the Variable Staff FTE is available (based on six (6) hours per Day) and Client has not directed ALLTEL to perform any Services utilizing such Variable Staff. For each functional category, if the Minimum Billable Hours exceed the Actual Billable Hours, the number of hours by which the Minimum Billable Hours exceeded the Actual Billable Hours shall be carried over to the next quarter (and to subsequent quarters if necessary but for no more than one (1) year) and

                  Client shall be entitled to additional Variable Staff hours in the next quarter at no additional charge in the amount of the carryover. As set forth in Exhibit J (Variable Staff), Client agrees to a Minimum Resource Level of five (5) Variable Staff for Application, Development and Support and four (4) Variable Staff for Table Administration (subject to reductions permitted under Section 19.4 and Exhibit P). For each functional category, Client shall be required to pay the monthly Service Fees for the one hundred thirty-two hours
                  (132) for each Variable Staff FTE regardless of whether any of the Minimum Billable hours are not used in the current month or are carried over. For each functional category and except to the extent of any unused carryover of Minimum unbilled hours, if the Actual Billable Hours exceed the Minimum Billable Hours, ALLTEL shall invoice Client for such excess on a quarterly basis at ALLTEL's then-current rates for Variable Staff for the applicable labor categories as set forth in
                  Section 5.3.

         5.3 SPOT RATES FOR VARIABLE STAFF. At Client's request, ALLTEL shall provide Variable Staff on a short term basis in accordance with Section 9.4 of the Agreement, at ALLTEL's then-current rates for the applicable labor categories specified below:

                                                              PER HOUR RATE AS OF THE
  APPLICABLE LABOR CATEGORY                                        EFFECTIVE DATE
  -------------------------                                   -----------------------
-        Programmer                                                     $[*****]
-        Business Analyst
-        Project Management Support
-        Client Services Assistant                                      $[*****]
-        Technical Writers
-        Quality Analyst                                                $[*****]
-        Production Analyst
-        Management/Supervision                                         $[*****]
-        Database Analyst                                               $[*****]
-        Table Administration                                           $[*****]

                  The hourly rates set forth above for each applicable labor category are ALLTEL's rates as of the Effective Date. Such rates shall not change prior to June 30, 2001 and thereafter shall be increased only as provided in Section 8.4 of this Exhibit.

6. SERVICE FEES FOR OUTPUT PROCESSING SERVICES. Monthly Service Fees for Output Processing shall be calculated as follows (subject to the provisions of Section 6.2):

         6.1      SERVICE COMPONENT CHARGES.                                                               LETTER-SIZE
                  (a)      DOCUMENT PROCESSING.

                           (i)      "Monthly Volume Charge" shall be as follows:
                                    1 - 500,000 First Pages                                                $[*****] per bill
                                    500,001 - 1,000,000 First Pages                                        $[*****] per bill

                           In the event that the total number of monthly bills processed for Client exceeds 1,000,000, Client and ALLTEL agree to negotiate in good faith to determine fair and reasonable reduced Service Fees for processing bills exceeding 1,000,000 per month.

                           (ii)     Processing of Additional 8 -1/2 x 11 Inch Page Images                  $[*****] per page
                                    (Includes Plain White Paper)

                  (b)      DOCUMENT PROCESSING FOR CABS.

                           (i)      CABS Mail Piece Charge                                                 $[*****] per bill

                           (ii)     Processing of Each Image                                               $[*****] per image

                  (c)      OTHER SERVICE COMPONENTS.

                           (i)      Setup and Rerun Charge per Mailing File Transmitted                    $[*****]

                           (ii)     Each Foreign Insert Enclosed                                           $[*****]

                           (iii)    Each I-Class Marketing Insert Infused (Excludes
                                    Development)                                                           $[*****]

                           (iv)     Each Large Flat Mail Piece Enveloped (3-10 ounces)                     $[*****]

                           (v)      Programming per Hour                                                   $[*****]

                  (d)      COST REIMBURSEMENT ITEMS.

                                                                                                           Pass-Through
                           (i)      Postage & Freight                                                        Expense

                  (e) THE FOLLOWING ITEMS ARE INCLUDED IN THE SERVICES FEES SET FORTH ABOVE:

                           -        One Letter-size Perforated Banner-page
                                    Image;

                           -        Plain Paper Stock for Additional Pages
                                    2...n;

                           -        Standard #10 Double-window Mailing Envelope;

                           -        Standard #9 Remittance Envelope Insert;

                           -        Limited Selective Inserting (5 selects);

                           -        Manifests-driven Mailstream Distribution
                                    Service;

                           -        Designated Customer Service Representative;

                           -        Daily Production Status Reporting via
                                    E:MAIL; and

                           - Redundant Reserve Disaster Recovery Service Component.

         6.2 MINIMUM MONTHLY VOLUME CHARGE. Client acknowledges that pricing of the Monthly Volume Charge is based on the assumption that Client's billing will exceed a certain minimum level. Therefore, in any given month Client agrees to pay the greater of (1) the Monthly Volume Charge as computed according to Section 6.1(a) or (2) the "Minimum Volume Charge", as computed below.

                  The Minimum Volume Charge shall be [*****] percent [*****] of the Monthly Volume Charge computed for the "Current Base Volume."

                  The Current Base Volume initially shall be the number of "Mail Pieces" (i.e., any form of customer communication delivered to the U.S. Postal Service or an alternate carrier) processed by ALLTEL for Client in the month subsequent to the Managed Operations Commencement Date. In any subsequent calendar month, during the twelve (12) month period from the Managed Operations Commencement Date, in which the total number of Mail Pieces processed by ALLTEL for Client exceeds the established Current Base Volume, the number of Mail Pieces processed for Client in the subsequent calendar month shall become the Current Base Volume. A new Current Base Volume will be reset at the end of each twelve (12) month anniversary period to equal the total number of Mail Pieces processed by ALLTEL for Client in the month with the largest volume during the preceding year. For purposes of calculating the Minimum Monthly Charge, the following items shall not be included in the Current Base Volume: (1) nonrecurring special mailings;
                  (2) rebillings; and (3) reductions in the number of Mail Pieces due to electronic billing provided to Client by ALLTEL.

                  ALLTEL will notify Client in writing when a new Current Base Volume and Minimum Volume Charge have been established. The new Current Base Volume and Minimum Volume Charge will take effect at the first billing date following the mailing of such written notice.

         6.3 DISASTER RECOVERY SERVICES. Disaster Recovery Services related to Output Processing Services are included in the Service Fees described in Section 6 of this Exhibit.

7. TRAVEL, TEMPORARY LIVING AND RELATED EXPENSES. Client acknowledges that the Service Fees set forth in this Exhibit do not include ALLTEL's reasonable travel, temporary living, or other related expenses, which are necessary to provide the Services and will be billed to Client as a Pass-Through Expense, as defined in the Agreement. ALLTEL agrees to give Client reasonable advance notice of anticipated temporary living expenses.

8.       COST OF LIVING ADJUSTMENT ("COLA").The Service Fees set forth in
         Section 2.1 for Access Line Charges (excluding that component which is attributable to equipment), in Section 5 for Application Support and Development Variable Staff and in Section 6 for Output Processing Services may be increased (but not decreased) for COLA during the Term (including the transition period), in the amounts and on the dates specified in the applicable sections below.

         8.1      COLA ON THE ALCS.

                  (a) INDEX. The parties agree to use the October 31 unadjusted Consumer Price Index, as published in the Summary Data from the

                           Consumer Price Index News Release by the Bureau of Labor Statistics, U.S. Department of Labor, For All Urban Consumers (All Items) ("CPI-U") for the non-equipment non-labor component and the October 31 American Compensation Association Index, Information Services Industry, National Index and the column titles COLA/General Increase for the labor component ("ACA Index") for purposes of determining the annual COLA adjustment for ALCs. The equipment component of the ALC is twelve percent (12%); the labor component is forty-six percent (46%); and the non-labor (non-equipment) component is forty-two percent (42%). The parties agree that these percentages will be fixed during the Term. The base year index for both the CPI-U and ACA Index for calculating COLA on the ALCs shall be the respective index on October 31, 2000 ("ALC Base Year Index").

                  (b) CALCULATION. Beginning January 1, 2002, ALLTEL will calculate and begin invoicing Client for the COLA increases on the Access Line Charges. The increase for COLA in a given year will be one-hundred percent (100%) of the increase in the CPI-U for the non-equipment non-labor component of the Access Line Charges plus one-hundred percent (100%) of the ACA Index for the labor component of the Access Line Charges, both calculated on the increase from the ACI Base Year Index through the October 31 previous to the January of the calculation.

                  (c) EXAMPLE. Assuming ALC Base Year Indexes for both CPI-U and ACA Index of 100 and a CPI-U of 103 and an ACA Index of 105 on October 31, 2001, the COLA increase on January 1, 2002 would be calculated as follows:

                           (ALC x 42% x (103-100)) + (ALC x 46%) x (105-100))

         8.2      COLA ON THE VARIABLE STAFF.

                  (a) INDEX. The parties agree to use the ACA Index for purposes of determining the annual COLA adjustment for the Service Fees for Variable Staff described in
                           Section 5.1. The base year index for purposes of calculating COLA on the Variable Staff shall be the ACA Index on October 31, 1999 ("Variable Staff Base Year Index").

                  (b) CALCULATION. Beginning January 1, 2001, ALLTEL will calculate and begin invoicing Client for COLA, if any, for Variable Staff performing Application Support and Development. The COLA increase in a given year will be one hundred percent (100%) of the increase in the ACA-Index from the Variable Staff Base Year Index through the October 31 previous to the January of the calculation times the Services Fees for Variable Staff (Application Support and Development) set forth in this Exhibit.

                  (c) EXAMPLE. Assuming a Variable Staff Base Year Index (i.e. the ACA Index on October 31, 1999) of 100, and an ACA-Index on October 31, 2000 of 103 on January 1, 2001, the Service Fees for Application Support and Development Variable Staff would be calculated as follows:

                                  $[*****] x 1.03 = $[*****] per hour

         8.3      COLA ON SERVICE FEES FOR OUTPUT PROCESSING SERVICES.

                  (a) INDEX. The parties agree to use the following "Price Increase Formula" to calculate any COLA increases in Service Fees for Output Processing Services. The Price Increase Formula equals (1) the increase in the CPI-U, (2) plus the increase or minus the decrease in the Published Bond Paper Index (published in the Pulp & Paper Weekly Publication) divided by two. The changes in the CPI-U and Published Bond Paper Index shall be measured from the later of the Effective Date or the time of the most recent COLA increase on Service Fees for Output Processing Services.

                  (b) CALCULATION. The COLA increases in Service Fees for Output Processing Services shall be calculated by multiplying the then-current Service Fee charges for Output Processing Services by the Price Increase Formula.

                  (c) TIME OF INCREASE. ALLTEL has the right to increase or decrease any Service Fees for Output Processing Services upon thirty (30) Days' written notice to Client; provided, however, that in no event shall any increase or decrease in such Service Fees exceed the amount generated by the Price Increase Formula nor shall any increase or decrease in any given charge be made more than one time in any twelve (12)-month period nor shall any increase be made during the first twelve (12) months after the Managed Operations Commencement Date. These restrictions on ALLTEL's rights to increase charges shall not apply to any Pass-Through Expenses, and ALLTEL reserves at all times the right to pass through to Client any increase in costs for postage and/or forms furnished directly or indirectly to Client at ALLTEL actual cost, including reasonable charges for handling and delivery. Client may request, and ALLTEL shall grant, a decrease in the Service Fees for Output Processing Services under the following conditions: (i) any such decrease shall be based on a decrease in the Price Increase Formula; (ii) decreases in Service Fees shall be allowed only to the extent of any increases in Service Fees over and above the Services Fees for Output Processing Services set forth in Section 6.1 of this Exhibit; and (iii) Client may request a decrease no more frequently than one time in any twelve (12)-month period.

                  (d) EXAMPLE. Assuming that the CPI-U on the Effective Date is 100 and that on October 31, 2000 the CPI-U has increased to 102 and on October 31, 2000, the Published Bond Paper Index has increased 8% from the

                           Effective Date, ALLTEL may increase the Service Fees for Output Processing Services in the amount of six percent (6%) based on the following Price Increase
                           Formula:

                                Price Increase Formula = 2% + (8%/2) = 6%

         8.4      COLA ON THE SPOT RATES FOR VARIABLE STAFF.

                  (a) INDEX. The parties agree to use the ACA Index for purposes of determining the annual COLA adjustment on the hourly spot rates for Variable Staff set forth in
                           Section 5.3 of this Exhibit. The base year index for purposes of calculating COLA on the Variable Staff shall be the ACA Index on March 31, 2000 ("Spot Rate Base Year Index").

                  (b) CALCULATION. Beginning July 1, 2001, ALLTEL will increase the hourly spot rates for Variable Staff for COLA as set forth herein. The COLA increase in a given year will be one hundred percent (100%) of the increase in the ACA-Index from the Spot Rate Base Year Index through the March 31 previous to the July of the calculation times the hourly rates for each Labor Category set forth in this Exhibit.

         8.5 CHANGES IN INDEXES. In the event any index used to calculate COLA is discontinued or substantially changes its content and format, the parties may substitute another comparable index published by a mutually agreeable SOURCE.

                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT E
                                                                           FINAL

                                    EXHIBIT E
                                  ATTACHMENT 1
                      SERVICE FEES FOR CALL CENTER SERVICES

CONSULTANT BILLING RATES                  HOURLY          DAILY
------------------------                  ------          -----
Practice Managers                         $[*****]            $[*****]
Senior Consultant                         $[*****]            $[*****]
Consultant II                             $[*****]            $[*****]
Consultant I                              $[*****]            $[*****]
Business Analyst                          $[*****]            $[*****]

ESTIMATED HOURS FOR CALL CENTER SERVICES:

                                   PRACTICE MANAGERS       SENIOR CONSULTANT            CONSULTANT II
                                   -----------------   ------------------------    ------------------------
    TASK DESCRIPTIONS              # DAYS      PRICE    # DAYS        PRICE        # DAYS         PRICE
                                   ------      -----   -------    -------------    -------    -------------
Project Planning                     --         $--       23.0        $[*****]        33.0        $[*****]
Staffing/forecasting/sizing          --         $--       16.0        $[*****]        24.0        $[*****]
City Selection                       --         $--       32.0        $[*****]        48.0        $[*****]
Site selection                       --         $--       24.0        $[*****]        36.0        $[*****]
Architectural plans                  --         $--       24.0        $[*****]        36.0        $[*****]
Facilities buildout                  --         $--       56.0        $[*****]        84.0        $[*****]
Business processes                   --         $--      120.0        $[*****]       182.0        $[*****]
Call routing plans                   --         $--       48.0        $[*****]        72.0        $[*****]
Personnel                            --         $--         --              --          --              --
-Hiring                              --         $--       64.0        $[*****]        96.0        $[*****]
-Quality Awareness                   --         $--       36.0        $[*****]        54.0        $[*****]
-Mentoring                           --         $--       96.0        $[*****]       144.0        $[*****]
Equipment                            --         $--         --              --          --              --
-Purchasing                          --         $--       72.0        $[*****]       108.0        $[*****]
-Implementation                      --         $--       64.0        $[*****]        96.0        $[*****]
Circuits                             --         $--       12.0        $[*****]        18.0        $[*****]
Center opening                       --         $--       48.0        $[*****]        72.0        $[*****]
Project Management                   --         $--      210.0        $[*****]          --              --
Business Analysts                    --         $--         --        $[*****]          --              --
Business Analysts/Admin              --         $--         --        $[*****]          --              --
10% Contingency                      --         $--       95.0        $[*****]       225.0        $[*****]
TOTALS                                                 1,040.0        $[*****]     1,328.0        $[*****]

                                    CONSULTANT I       BUSINESS ANALYST              TOTALS
                                    -------------   ---------------------    ----------------------
    TASK DESCRIPTIONS               # DAYS  PRICE   # DAYS       PRICE       # DAYS       PRICE
                                    ------  -----   ------    -----------    ------   -------------
Project Planning                      --     $--       --     $     --        56.0     $[*****]
Staffing/forecasting/sizing           --     $--       --     $     --        40.0     $[*****]
City Selection                        --     $--       --     $     --        60.0     $[*****]
Architectural plans                   --     $--       --     $     --        60.0     $[*****]
Facilities buildout                   --     $--       --     $     --       140.0     $[*****]
Business processes                    --     $--       --     $     --       302.0     $[*****]
Call routing plans                    --     $--       --     $     --       120.0     $[*****]
Personnel                             --     $--       --     $     --          --     $[*****]
-Hiring                               --     $--       --     $     --       160.0     $[*****]
-Quality Awareness                    --     $--       --     $     --        90.0     $[*****]
-Mentoring                            --     $--       --     $     --       240.0     $[*****]
Equipment                             --     $--       --     $     --          --     $[*****]
-Purchasing                           --     $--       --     $     --       180.0     $[*****]
-Implementation                       --     $--       --     $     --       160.0     $[*****]
Circuits                              --     $--       --     $     --        30.0     $[*****]
Center opening                        --     $--       --     $     --       120.0     $[*****]
Project Management                    --     $--       --     $     --       210.0     $[*****]
Business Analysts                     --     $--    210.0     $[*****]       210.0     $[*****]
Business Analysts/Admin               --     $--    210.0     $[*****]       210.0     $[*****]
10% Contingency                       --     $--       --     $     --       320.0     $[*****]
TOTALS                                --     $--    420.0     $[*****]     2,788.0     $[*****]

                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT E
                                                                           FINAL

                                    EXHIBIT E
                                  ATTACHMENT 2
                   SERVICE FEES FOR CALL CENTER STAFF TRAINING

CONSULTANT BILLING RATES                  HOURLY          DAILY
------------------------                  ------        ---------
Practice Managers                         $[*****]       $[*****]
Senior Consultant                         $[*****]       $[*****]
Consultant II                             $[*****]       $[*****]
Consultant I                              $[*****]       $[*****]
Business Analyst                          $[*****]       $[*****]

ESTIMATED HOURS FOR CALL CENTER STAFF TRAINING:

        TASK             PRACTICE MANAGERS      SENIOR CONSULTANT          CONSULTANT II
    ------------         -----------------    ------------------       ------------------
    DESCRIPTIONS         # DAYS      PRICE    # DAYS       PRICE       # DAYS       PRICE
    ------------         ------      -----    ------       -----       ------       -----
                           --         $--         --    $        --       --     $        --
                           --         $--         --    $        --       --     $        --
TRAINING (WITH + 10%)      --         $--      459.0    $[*****]       685.0     $[*****]
                           --         $--         --    $        --       --     $        --
                           --         $--         --    $        --       --     $        --
TOTALS                     --         $--      459.0    $[*****]       685.0     $[*****]

        TASK                CONSULTANT I     BUSINESS ANALYST             TOTALS
    ------------           --------------    ----------------    --------------------
    DESCRIPTIONS           # DAYS   PRICE    # DAYS     PRICE    # DAYS         PRICE
    ------------           ------   -----    ------     -----    ------         -----
                             --      $--       --        $--          --    $          --
                             --      $--       --        $--          --    $          --
TRAINING (WITH + 10%)        --      $--       --        $--     1,144.0    $[*****]
                             --      $--       --        $--          --    $          --
                             --      $--       --        $--          --    $          --
TOTALS                       --      $--       --        $--     1,144.0    $[*****]

Assumptions

     See assumptions, roles and responsibilities set forth in Exhibit M.

                                                         dba Communications, LLC



                                    EXHIBIT E
                                  ATTACHMENT 3

                                                                                                                            NEEDED
NUMBER         APPLICATION                                DESCRIPTION                                      PRIORITY        FOR CONV.
------         -----------                                -----------                                      --------        ---------
1.                 CCS             Allow for designation of sales representative codes and sales              12
                                   channels on individual service orders and generate summary information.
2.                 CCS             Modify CCS to provide desk top support for customer correspondence         48
                                   templates (i.e., treatment notices, product and services
                                   descriptions, tax exempt forms, and life-line forms
3.                 MIROR           Allow for the ability to assign fiber in the loop                          22
4.                 MIROR           Allow users of MIROR to determine if a working loop is a second            21
                                   line

5.                 MIROR           Provide for a point-to-point circuit indicator in MIROR                    24
6.                 MIROR           Provision or indicate the existence of sublet service in MIROR             23
7.                 MIROR           Provide for the presence/location of air dryer equipment, cable            16
                                   pressure tranducers and cable pressure contractors in MIROR
8.                 MIROR           Allow for the inclusion of resistance zone date in terminal                25
                                   records in MIROR
9.                 MIROR           Allow for the inclusion of color code data in the terminal records          1
10.                MIROR           Allow for inclusion of administrative capacity of ready-access             15
                                   terminal in MIROR
11.                MIROR           Include loop make-up data in MIROR                                         36
12.                MIROR           Provide for multiplicity in considering pairs for assignment in            37
                                   MIROR

13.                MIROR           Identify terminal street addresses on service order output messages         3
14.                MIROR           Adhere to industry standard CLCI circuit ID format for all                 13
                                   applicable assignment activity
15.                MIROR           Ensure that both the receive and transmit side of a four-wire              38
                                   circuit are not only assigned to the same cable but that both sides are assigned with the same group of one-hundred (100) pairs
16.                MIROR           Indicate the presence and type of pre-equipped plugs in pair-gain          39
                                   systems in MIROR
17.                MIROR           Automatically generate line station transfers to facilitate                26
                                   assignment of facilities to service orders in MIROR
18.                MIROR           Automatically assign pairs that were reserved for a specific               40
                                   service order to that same order
19.                MIROR           Assign pending service orders to facilities of these with a                41
                                   compatible pending disconnect date

                                                                                                                            NEEDED
NUMBER         APPLICATION                                DESCRIPTION                                      PRIORITY        FOR CONV.
------         -----------                                -----------                                      --------        ---------
20.                MIROR           Loop make-up data stored in MIROR to access via on-line inquiry            14
21.                MIROR           Enhance to inventory and assign fiber in the local loop                    42
22.                MIROR           Enhanced to generate when necessary LSTs (Line Station Transfer).          26
                                   Today this is a manual process.

23.                MIROR           Does not use standard CLCI circuit id format.  Enhance to always           13
                                   adhere to CLCI standard
24.                MIROR           Binding post and color code data is inventoried in GTE's database           2
                                   like MIROR.  Enhance to accept that data and provide assignment on service order output message.  Store the data and include on service order output message
25.                ASAP            Link access order input to CAMS as appropriate                             47
26.                CAMS            Allow for the billing of pre-paid calling cards                            17
27.                CAMS            Allow for quarterly directory billing in addition to a monthly             44
                                   cycle

28.                CAMS            Generate invoices for expedited bills                                      18
29.                CAMS            Implement a standard process to address mass changes (i.e., NPA            45
                                   splits, rate changes, and system errors)
30.                CAMS            Ability to query prebill toll                                              20
31.                CAMS            Account to have a mixed class of service (i.e., a residence that           19
                                   also has a business line or a business that also has residence services)
32.                CAMS            Hierarchical account structure for business customers.  Large               4
                                   business accounts discounts only option is to discount at a summary level not at an individual department level.
33.                CABS            Access reform -- dba has indicated they intend to be a Tier 1              11
                                   (price cap) company
34.                CABS            Unbundled network billing                                                   6
35.                CABS            Zone Rating, Tiered Rating, and Volume Rating                               7
36.                CABS            Volume discounts, Discounted Rates                                          9
37.                CABS            Operator DA (TOPS) event billing                                            8
38.                CABS            LIDB billing                                                               10
39.                CABS            Reverse billing cellular need.                                             35
40.                CABS            Invoice Derived Billing                                                     5
41.                CABS            Foreign npa/nnx                                                            30
42.                CABS            Type 2a Cellular (tandem level billing)                                    31
43.                CABS            Lata Level Billing (complete difference in billing structure)              27
44.                CABS            Bill cycle assignment at carrier/service type level (complete              43
                                   difference in billing structure)
45.                CABS            BDT/CSR on CDROM                                                           28

                                                                                                                            NEEDED
NUMBER         APPLICATION                                DESCRIPTION                                      PRIORITY        FOR CONV.
------         -----------                                -----------                                      --------        ---------
46.                CABS            Recording to Billing CIC assignment while maintaining CIC                  29
                                   distinction

47.                CABS            Summary Bill                                                               33
48.                CABS            GTE bills single bill/single tariff and multi bill/multi tariff.           32
                                   We can only bill single bill/single tariff
                                   and multi bill/single tariff.

49.                CABS            Inter-Intra access that is considered local (GTE is not sure they          34
                                   have this)
50.                CABS            We are currently at Bellcore Version 32.  There will need to be            46
                                   accommodations made for an upgrade to Version 33.

                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT F
                                                                           FINAL

                                    EXHIBIT F
                           SERVICE LEVEL MEASUREMENTS

1.   GENERAL PROVISIONS.

     1.1 GENERAL. Subject to Section 1.4 below, ALLTEL shall use its reasonable best efforts to perform the Services at a level of quality and performance at least equivalent to the measurements and service levels set forth in this Exhibit F for each of the Service Level Measurements (defined below). ALLTEL's Actual Performance (as defined below) of all Service Level Measurements shall be measured and reported each month for the period beginning on the first calendar Day of a month and ending on the final calendar Day of such Month (the "Reporting Period").

     1.2 REPORTING. No later than the twelfth (12th) business Day of each month during the Term, ALLTEL shall provide, as part of the monthly reports, a set of printed and/or electronic format reports to verify ALLTEL's actual performance ("Actual Performance") for each Service Level Measurement for the previous Reporting Period, except for the Service Level Measurement for Aged Tolls which shall be reported based on information provided by Client for the month previous to the Reporting Period, which shall be the Reporting Period for the Aged Tolls Service Level Measurement. Notwithstanding, ALLTEL shall not be required to report on the Service Level Measurements set forth in Sections 3.1 and
          3.2 of this Exhibit until seven (7) business Days after ALLTEL receives the necessary information regarding ALLTEL's Actual Performance from Client as set forth in Sections 3.1 and 3.2.

     1.3  DEFINITIONS.

          (a) ACCESS LINE CHARGES: The Service Fees set forth in Section 2.1 of Exhibit E, as adjusted in accordance with Section 8 of that Exhibit.

          (b) BELOW TARGET: The below target level of performance as defined for each of the Service Level Measurements in this Exhibit F.

          (c) CHANGE MANAGEMENT PROCESS: The process described in Section 1.7 of this Exhibit by which Service Level Measurements may be modified or deleted or new Service Level Measurements agreed upon.

          (d) INITIAL ASSESSMENT DATE: The first Day of the fourth (4th) month following the Conversion Completion Date.

          (e) MINIMUM: The minimum level of performance accepted by Client for each of the Service Level Measurements described in this Exhibit F.

          (f) MAXIMUM: The incentive level of performance as defined by the Service Level Measurements described in this Exhibit F.

          (g) MONTHLY SERVICE LEVEL PERFORMANCE PAYMENT/CREDIT: The value by which the Service Fees are adjusted monthly in accordance with
               Section 4.4.

          (h) MONTHLY TOTAL SERVICES LEVEL FACTOR: The sum of the individual Service Level Factors calculated in accordance with Section 4.2 of this Exhibit.

          (i) PERFORMANCE DESIGNATION: The designations "Below Target," "Minimum," and "Maximum" for each of the Service Level Measurements described in Exhibit F.

          (j) TIER I SERVICE LEVEL MEASUREMENTS: The Service Level Measurements for On-line Availability, System Response Time, and WAN Availability set forth in Section 2 of this Exhibit.

          (k) TIER II SERVICE LEVEL MEASUREMENTS: The Service Level Measurements for Billing Accuracy, Aged Tolls, Completion Processing, Notices, Access Bills, Tolls, End-User Bills, Class-A Incident ART, Class-B Incident ART, Class-C Incident ART set forth in Section 3 of this Exhibit.

          (l) SERVICE LEVEL FACTORS: The Service Level Factors set forth in Table 4.1.

          (m) SERVICE LEVEL MEASUREMENTS: The Tier I Service Level Measurements and Tier II Service Level Measurements consisting of On-line Availability, System Response Time, and WAN Availability, Billing Accuracy, Aged Tolls, Completion Processing, Notices, Access Bills, Tolls, End-User Bills, Class-A Incident ART, Class-B Incident ART, and Class-C Incident ART.

          (n) SYSTEM: Each of the following ALLTEL Software: CAMS (including MPS and EQA), CABS, CCS, MIROR, TARP, Frontware, ASAP and WFM (collectively referred to herein as the "Systems").

     1.4 EXCLUSIONS. ALLTEL may exclude from the determination of its Actual Performance of any and all applicable Service Level Measurement(s) the period of time for which any of the conditions set forth below (collectively, "Exclusions") adversely affect ALLTEL's ability to meet such Service Level Measurement(s).

          (a) Problems resulting from the following Client Resources: components (hardware, software, systems, network, i.e., switch failures, switch tape failure, etc.) for which Client (or any third party engaged by or acting on behalf of Client) is operationally and administratively responsible, including the inability of such components to process correctly, or deliver to ALLTEL for processing, date-related data without resulting in or causing logical or mathematical inconsistencies;

          (b) Changes made to the IT environment by Client which were not communicated in accordance with the Change Management Process (e.g., installation of applications on the LAN or desktops which were not tested and approved for production use);

          (c) Problems related to a prioritization or reprioritization of tasks by Client, where ALLTEL has notified Client in advance that such prioritization or reprioritization may affect Service Levels Measurements;

          (d) Circumstances that constitute a Force Majeure Event as specified in Section 17 of the Agreement;

          (e)  Those additional items set forth in Section 17 of the Agreement;

          (f) System or WAN unavailability due to maintenance, installation, upgrade or replacement of equipment or software performed by ALLTEL or by a third party to the extent such unavailability occurred during: (i) the applicable Maintenance Window as set forth in Section 2.1 or 2.3 of this Exhibit, or (ii) other times as agreed upon in advance by Client;

          (g) Delays due to non-receipt or late receipt of Client input data, where the non-receipt or late receipt was beyond the control of ALLTEL;

          (h) Temporary exclusions for Service Level Measurements(s) requested by ALLTEL during implementation planning (and approved in writing by Client), to implement a major change in applications, environments, conversions or system software;

          (i) Problems resulting from actions or inactions of Client contrary to ALLTEL's reasonable recommendations during the time period where ALLTEL and Client reasonably determine that Client's actions or inactions may have an adverse effect on ALLTEL's ability to meet a Service Level Measurement (i.e., if Client experiences recurring problems for which ALLTEL proposes a solution which Client elects not to pursue, etc.);

          (j) Any failure by Client to fulfill its responsibilities or obligations under the Agreement affecting such ALLTEL performance;

          (k) Any transactions excluded by mutual written agreement of ALLTEL and Client;

          (l) Any failures of ALLTEL's Actual Performance to meet the Tier I Service Level Measurements or Tier II Service Level Measurements which occur prior to the Initial Assessment Date;

          (m) Any failures of ALLTEL's Actual Performance to meet the affected Service Level Measurements which occur within thirty (30) Days of Client's production cutover to a new target system (i.e., failures during deconversion).

     1.5 MEASURING TOOLS. The monitoring tools to be used by ALLTEL for measuring the Service Levels, shall be identified and agreed by the Parties prior to the Managed Operations Commencement Date. If, with Client's approval, ALLTEL elects to change monitoring tools, the parties will reasonably adjust the measurements as necessary to account for any increased or decreased sensitivity in the new monitoring tools, provided that ALLTEL has identified those differences prior to Client's approval.

     1.6 MEASUREMENT. All Service Level Measurements expressed as a percentage shall be calculated to two (2) decimal places (rounding to the next closest of those two (2) decimal places).

     1.7 CHANGE MANAGEMENT PROCESS. New Service Level Measurements may be added or replaced, or existing Service Levels may be modified or deleted, through the process set forth in this section, in order to achieve a fair, reasonable, attainable, accurate, meaningful, and consistent measurement of ALLTEL's performance of the Services.

          (a) TRIGGER EVENTS. Events or changes that significantly affect Client requirements or ALLTEL's delivery of Services could trigger the need to delete or modify existing or add new Service Level Measurements. Such events and changes include the parties' planning process, changes in

               Client's business (e.g., business requirements, acquisitions, divestitures, changes in volumes), additions of new Services, elimination of Services, regulatory requirements, audit requirements or emerging technology. The parties shall review Service Level Measurements on an annual basis for currency, fairness, reasonableness, attainability, accuracy and completeness.

          (b) SERVICE LEVEL AGREEMENT CHANGE ASSESSMENT. Upon identifying the need to add, delete or modify a Service Level Measurement, Client or ALLTEL shall prepare a written analysis that supports such modification, addition or deletion (a "Service Level Measurement Change Proposal") and submit it to the ALLTEL Account Manager or Client Project Manager, as applicable. The parties shall then review the Service Level Measurement Change Proposal and the receiving party shall have forty-five (45) Days to respond with an assessment of the ramifications of the request (i.e. cost impacts, business ramifications, etc.). All Service Level Measurement Change Proposals must be mutually agreed upon (and agreement may not be unreasonably withheld conditioned, or delayed by either party) before any Service Level Measurements are added, deleted or modified and shall be prioritized in accordance with the Change Management Process described in
               Section 11 of the Agreement. If new Service Level Measurements are added or existing Service Level Measurements modified, the parties agree that the maximum potential Monthly Total Service Level Factor calculated in accordance with Section 4 of this Exhibit shall not be increased.

          (c) DEVELOPMENT OF NEW MEASURING TOOLS. If ALLTEL implements new tools or techniques which are capable of more accurately measuring Actual Performance of the Service Level Measurements or of other service levels requested by Client, ALLTEL shall notify Client of new measuring capability using the procedures set forth in subsection (b) above.

     1.8 MATERIAL BREACH. Based upon the facts and circumstances at the time, Client has the right to declare that ALLTEL has committed a material breach of the Agreement under Section 19.2 of the Agreement, provided that the underlying facts support such a claim. ALLTEL's failure to achieve the Minimum Performance Designation for any Service Level Measurements in any one or more months shall not, in and of itself, serve as conclusive evidence or deem that ALLTEL has materially breached the Agreement. Client may but is not obligated to accept any Monthly Service Level Performance Payment/Credit in Client's favor. Client shall have waived its right to declare a material breach for a Service Level Measurement based on ALLTEL's Actual Performance for each month for which a Monthly Service Level Performance Payment/Credit was accepted in connection with such Measurement if Client does not bring its claim of material breach within ninety (90) Days of acceptance of the Monthly Service Level Performance Payment/Credit; provided that ALLTEL provides Client with all information reasonably requested by Client which Client reasonably deems necessary to determine whether a breach may have occurred.

2.   TIER I SERVICE LEVEL MEASUREMENTS.

     2.1  ON-LINE AVAILABILITY.

          (a) GENERAL. Subject to the Exclusions set forth in Section 1.4 of this Exhibit F, ALLTEL shall use its reasonable best efforts from the Managed Operations Commencement Date and during the Term to maintain On-line Availability so as to meet or exceed the Minimum Performance Designation set forth below.

          (b) CALCULATION. On-line Availability shall be measured during the Reporting Period based on the Critical Uptime Periods and Maintenance Windows for each database ("Database") for each of the Systems set forth below:

                                                                                             MAINTENANCE WINDOW
 SYSTEMS                          CRITICAL UPTIME PERIODS (CST)                                     (ET)
----------      -----------------------------------------------------------------       -----------------------------
CAMS            07:00-19:30 for Access Lines in the TX Database                         00:01 Sunday - 07:00 Monday
                07:00-20:30 for Access Lines in the OK and NM
                Database Monday-Saturday

CABS            08:00-19:00  for the one Database                                       00:01 Sunday - 07:00 Monday
                Monday-Saturday

CCS             24 hours per Day                                                        00:01 Sunday - 08:00 Sunday
                7 Days per week for the one Database                                    22:00 Friday - 01:00 Saturday

MIROR           07:00-20:30,  22:30-07:00 **  for Access Lines in the TX Database       00:01 Sunday - 08:00 Sunday
                07:00-21:30, 23:30-07:00** for Access Lines in the OK and NM            01:00 Monday - 03:00 Monday
                Database
                Monday-Sunday

TARP            07:00-19:30, 20:30-07:00 ** for Access Lines in the TX Database         00:01 Sunday - 08:00 Sunday
                07:00-20:30, 21:30-07:00 for Access Lines in OK and NM Database         01:00 Monday - 03:00 Monday
                Monday-Sunday

FRONTWARE*      24 hours a Day                                                          00:01 Sunday - 08:00 Sunday
                7 Days a week for the one Database

ASAP            07:00-21:00                                                             00:01 Sunday - 08:00 Sunday
                Monday-Saturday for the one Database

WFM             24 hours a Day                                                          00:01 Sunday - 08:00 Sunday
                7 Days a week for the one Database

* Excludes a one (1) hour window required weekly to reinitialize (reboot), if needed.

** Excludes a one (1) hour window nightly to reinitialize (reboot) system, if needed.

          The Actual Performance for On-line Availability shall be expressed as a percentage and calculated in accordance with the following process:

               (1)  DETERMINE ON-LINE AVAILABILITY FOR EACH SYSTEM GROUP

                    For each of the System Groups, On-line Availability shall be computed in accordance with the following formula:

                    On-line Availability (System Group)=

                        ((SIGMA) Actual Uptime for each Database for each System in a System Group / (SIGMA) Critical Uptime for each Database in each System in a System Group) * 100 where:

                    "ACTUAL UPTIME" means the sum of the number of minutes during the Reporting Period that each Database for each applicable System is available for processing (that is, the time the on-line applications were available to send, process and receive messages) during the Critical Uptime Period set forth in the above table.

                    "CRITICAL UPTIME" means the sum of the number of minutes for each Database for each applicable System in the Critical Uptime Period set forth in the above table minus the sum of the number of minutes for any Exclusions, including but not limited to maintenance, during the Reporting Period.

                    "SYSTEM GROUP" means each of the following groups of
                    Systems:

                    (i)   CAMS, CABS, and CCS;

                    (ii)  ASAP;

                    (iii) MIROR, TARP, Frontware, and WFM.

          (2)  DETERMINE ON-LINE AVAILABILITY PERFORMANCE DESIGNATION

               The On-line Availability Performance Designation shall be determined as follows:

               (i) If the On-line Availability (System Group) for any System Group calculated in accordance with the preceding subsection is less than ninety-nine percent (99.00%), then the Performance Designation for On-line Availability shall be deemed to be "Below Target;" or

               (ii) If the On-line Availability (System Group) for each System
                    Group calculated in accordance with the preceding subsection equals or exceeds ninety-nine percent (99.00%), then On Line Availability shall be calculated as follows and expressed as a percentage:

                        On-line Availability =

                            ((SIGMA) Actual Uptime for each Database in all Systems / (SIGMA) Critical Uptime for each Database in all Systems) * 100 and the Performance Designation for On-line Availability for purposes of measuring ALLTEL's Actual Performance shall be determined in accordance with the following:

                                         PERFORMANCE DESIGNATION
                          -----------------------------------------------------
                          BELOW TARGET             MINIMUM              MAXIMUM
                          ------------             -------              -------
ON-LINE AVAILABILITY        <99.00%         99.00% through 99.80%       >99.80%

     2.2  SYSTEM RESPONSE TIME.

          (a) GENERAL. Subject to the Exclusions set forth in Section 1.4 of this Exhibit F, ALLTEL shall use its reasonable best efforts from the Managed Operations Commencement Date and during the Term to maintain the System Response Time so as to meet or exceed the Minimum Performance Designation set forth below.

          (b) MEASUREMENT. System Response Time will be measured during the Critical Uptime Periods for CABS and CAMS set forth in the table in Section 2.1.(b) and using Internal Response Time.

          (c) CALCULATION. The Actual Performance for System Response Time shall be computed for the Reporting Period in accordance with the following formula:

               System Response Time =

                    ((SIGMA) Internal Response Time for all transactions in CABS during Critical Uptime + (SIGMA) Internal Response Time for all transactions in CAMS during Critical Uptime) / total number of transactions in CAMS and CABS during Critical Uptime where:

                    "INTERNAL RESPONSE TIME" means the time between when a request is received by the transaction processing software and when the request is available to be sent back to the requester.

          (d) PERFORMANCE DESIGNATION. The Performance Designations for ALLTEL's Actual Performance for System Response time are as follows:

                                             PERFORMANCE DESIGNATION
                 ------------------------------------------------------------------------------
    SYSTEM            BELOW TARGET                    MINIMUM                   MAXIMUM
-------------    ----------------------       -----------------------    ----------------------
CABS and CAMS    System Response Time         System Response Time is    System Response Time
                 exceeds one (1) second       between .75 second and     Actual Performance is
                                              one (1) second             equal to or less than
                                                                         .75 second

     2.3  WAN AVAILABILITY.

          (a) GENERAL. Subject to the Exclusions set forth in Section 1.4 of this Exhibit F, ALLTEL shall use its reasonable best efforts from the Managed Operations Commencement Date and during the Term to maintain the WAN Availability so as to meet or exceed the Minimum Performance Designation set forth below.

          (b) MEASUREMENT. "WAN Availability" shall be determined in accordance with the following process:

               (1) DETERMINE WAN AVAILABILITY FOR EACH OF THE APPLICABLE LOCATIONS.

                    For each of the Applicable Locations, WAN Availability shall be computed in accordance with the following formula and expressed as a percentage:

                        WAN Availability (for an Applicable Location)=

                            (Actual Availability for that Applicable Location / Total Availability for that Applicable Location) * 100 where

                    "APPLICABLE LOCATION" means each of the following locations:

                        -    Client Corporate Headquarters (Dallas, TX);

                        - Client Call Centers (Two (2) locations to be designated by Client as provided in Section 2 of Exhibit D);

                        -    ALLTEL Information Services (Twinsburg, OH); and

                        -    ALLTEL Output Processing Center (Little Rock, AR).

                        The parties agree that if ALLTEL provides the WAN, including all circuits, to locations other than those set forth in this Section, the parties shall modify this Service Level Measurement to include those locations using the process set forth in Section 1.7 of this Exhibit.

                    "ACTUAL AVAILABILITY" equals for each Applicable Location the difference between Total Availability and the number of hours of WAN outages (i.e., hours or portions thereof during which the WAN is not accessible by Client, including but not limited to outages resulting from equipment failure or line failure) (or fractions thereof) during the Reporting Period excluding the sum of hours (or fractions thereof) resulting from any Exclusions, including but not limited to maintenance during the WAN Maintenance Window, and any Repair Time.

                    "TOTAL AVAILABILITY" during the Reporting Period equals the number of Days in that Reporting Period multiplied by twenty four (24) hours.

                    "REPAIR TIME" means the time between placement of an order by ALLTEL with a third-party vendor (other than an ALLTEL Affiliate) for WAN hardware repair or replacement and completion of hardware repair or replacement.

                    "WAN MAINTENANCE WINDOW" means the period Sunday 12:00 a.m.
                    - 5:00 a.m. ET each week of a calendar month.

               (2)  DETERMINE PERFORMANCE DESIGNATION.

                    ALLTEL's Performance Designation for WAN Availability shall be determined as follows:

                    (i) If the WAN Availability for any Applicable Location calculated in accordance with the preceding subsection is less than ninety-eight and one-half percent (98.50%), then the Performance Designation for WAN Availability shall be deemed to be "Below Target;" or

                    (ii) If the WAN Availability for each Applicable Location
                         calculated in accordance with the preceding subsection equals or exceeds ninety-eight and one-half percent (98.50%), then WAN Availability shall be calculated in accordance with the following formula and expressed as a percentage:

                            WAN Availability =

                              (((SIGMA) Actual Availability for all Applicable Locations) / ((SIGMA) Total Availability for all Applicable Locations)) *100

                         and the Performance Designation for WAN Availability for purposes of measuring ALLTEL's Actual Performance shall be determined in accordance with the following:

                                 PERFORMANCE DESIGNATION
                        ----------------------------------------
                        BELOW TARGET       MINIMUM       MAXIMUM
                        ------------       -------       -------
WAN AVAILABILITY          <98.50%          98.50%        >98.50%

     (b)  OTHER WAN PERFORMANCE CRITERIA.

          (1) EXECUTION OF NETWORK CHANGE REQUESTS (IN-SERVICE). ALLTEL will execute network changes initiated and approved by Client in the following `not to exceed' timeframes. Changes shall be made in accordance with the Change Management Process set forth in
               Section 11 of the Agreement. The timeframes set forth below measure the time between the parties reaching mutual agreement on a Change Order and the completion of that Change Order and do not include manufacturer lead times, hardware shipment or third-party (non-ALLTEL Affiliate) installation. ALLTEL will provide up to ten (10) router/data packet changes per device per month.

                                                                        EXECUTION TIMEFRAME
                     NETWORK CHANGE                                      (IN BUSINESS DAYS)
                     --------------                                     -------------------
Simple Configuration Changes (e.g., Access List Requests)                        3*
Activation of New Interfaces (e.g., new Ethernet segments)                       5
Hardware upgrades (e.g., flash memory)                                           10
Software Upgrades (Single Device)                                                5
Software Upgrades (Major / Network-Wide)                               Individual Case Basis

* The parties agree that this period may be extended by mutual agreement of the parties, but not beyond two (2) additional business Days. Client shall not unreasonably withhold its agreement to extend the Execution Timeframe if reasonably required.

          (2) EXECUTION OF NETWORK CHANGE REQUESTS (ADDITIONS). ALLTEL will execute network additions initiated by Client in the following `not to exceed' timeframes:

                                                                        EXECUTION TIMEFRAME
                      NETWORK CHANGE                                     (IN BUSINESS DAYS)
                      --------------                                    -------------------
Activation of new network device (new office or relocation)                      5*
NOTE:  Timeframe excludes manufacturer lead time, hardware
       shipment and third party (non-ALLTEL Affiliate)
       installation.

* The parties agree that this period may be extended by mutual agreement of the parties, but not beyond five (5) additional business Days. Client shall not unreasonably withhold its agreement to extend the Execution Timeframe if reasonably required.

          (3) INCIDENT MANAGEMENT FOR CHRONIC SITE OUTAGES. If an Applicable Location experiences three (3) or more outages within a period of two (2) weeks, the situation will be deemed `chronic' and handled as a Class A Incident. ALLTEL will manage chronic situations twenty-four (24) hours a Day, seven (7) Days a week. Testing will be conducted at the affected Applicable Location to identify the root cause and corrective action will be taken to resolve the problem and mitigate future problem situations.

          (4) NOTIFICATION OF SCHEDULED MAINTENANCE. ALLTEL will provide to Client a minimum of five (5) Days advance notice when scheduling network maintenance activities. Any changes to such maintenance schedule shall be made only as the result of `Service Requests' made through the Change Management Process.

          (5) NOTIFICATION OF UNSCHEDULED EMERGENCY CHANGES. ALLTEL will provide to Client a minimum of thirty (30) minutes advance notice when making any unscheduled emergency changes to the WAN.

          (6) NOTIFICATION OF OUTAGES. ALLTEL shall use its commercially reasonable efforts to detect outages and notify Client of the same. ALLTEL objective is to detect 90% of all detectable outages, open trouble ticket(s) and notify Client within thirty
               (30) minutes. If ALLTEL does not detect 90% or more of all detectable outages, or if ALLTEL does not notify Client within thirty (30) minutes, then ALLTEL will take corrective action to remedy the problem.

3.   TIER II SERVICE LEVELS MEASUREMENTS.

     3.1  BILLING ACCURACY.

          (a) GENERAL. Subject to the Exclusions set forth in Section 1.4 of this Exhibit F, ALLTEL shall use its reasonable best efforts from the Managed Operations Commencement Date and during the Term to maintain Billing Accuracy as to meet or exceed the Minimum Performance Designation set forth below.

          (b)  MEASUREMENT.

               (1) SAMPLE DURING BILL VERIFICATION. Within the bill verification process, Client shall verify at least 0.15% of bills per cycle ("Minimum Sample Size") during each Reporting Period to determine the number of ALLTEL Errors (defined below) for purposes of measuring Billing Accuracy for each Reporting Period.

               (2) INVESTIGATION. Also as a part of the bill verification process, Client shall investigate any error found within the Agreed Parameters (defined below) to determine whether the billing error was an ALLTEL Error (defined below). Such determination shall be made only with the agreement of ALLTEL.

               (3) REPORTING REQUIREMENTS. Client shall provide ALLTEL by the fifth (5th) Day of each month, a report indicating the number of bills verified for the previous month and the number of ALLTEL Errors in such bills. Upon request, Client shall provide ALLTEL with the supporting documentation, including a copy of the bills containing the ALLTEL Errors.

          (c) CALCULATION. The Actual Performance for Billing Accuracy shall be calculated on a calendar month basis in accordance with the following formula and expressed as a percentage:

                  Billing Accuracy =

                    ((Number Verified - Bills in Error)
                    / Number Verified) * 100

               where:

               "AGREED PARAMETERS" means taxes, ASOC and toll rating, optional calling plans, other charges and credits, proration calculations, unreadable information or bill truncation and subtotal and total bill amounts, and such other parameters as may be mutually agreed upon in writing by the parties.

               "ALLTEL ERRORS" means those billing errors directly resulting from the action or omission by ALLTEL within the Agreed Parameters, but shall exclude the following:

                     (i) errors resulting from specifications or instructions received from Client;

                     (ii) except for the first such error, the same error occurring in multiple bills within ten (10) Days from the date that such error was first detected;

                     (iii) errors detected that were signed off by Client in quality assurance;

                     (iv) errors which should have reasonably been detected by Client during user acceptance testing;

                     (v) errors relating to the failure of ALLTEL to post tolls which is measured by the Aged Tolls Service Level Measurement;

                     (vi) errors resulting from Client-entered data such as Table Administration if Table Administration is not provided by ALLTEL or by the Variable Staff; and

                     (vii) errors of bill presentation or formatting issues, except for unreadable information or bill truncation.

              "BILLS IN ERROR" means the total number of bills during the Reporting period that contain ALLTEL Errors.

              "NUMBER VERIFIED" means the greater of the number of bills actually verified or the Minimum Sample Size. Client may verify a smaller percentage of bills than the Minimum Sample Size; however, if Client does so the bills not verified by Client within the Minimum Sample Size shall nonetheless be included in Number Verified and shall be considered to contain zero (0) ALLTEL Errors.

       (d) PERFORMANCE DESIGNATION. The Performance Designation for ALLTEL's Actual Performance for Billing Accuracy are as follows:

                                           PERFORMANCE DESIGNATION
                         ---------------------------------------------------------
                         BELOW TARGET              MINIMUM                 MAXIMUM
                         ------------              -------                 -------
BILL ACCURACY              <98.00%             98.00% to 99.00%            >99.00%

       3.2    AGED TOLLS.

              (a) GENERAL. Subject to the Exclusions set forth in Section 1.4 of this Exhibit F, ALLTEL shall use its reasonable best efforts from the Managed Operations Commencement Date and during the Term to maintain posting of Aged Tolls as to meet or exceed the Minimum Performance Designation set forth below.

              (b) MEASUREMENT. As a part of Managed Operations Services, ALLTEL shall poll Client telecommunications switches for toll message records (including incollects received from third party telecommunications carriers and excluding error corrections) ("Toll Message Records") at times established and scheduled by the mutual agreement of the parties and will post any Toll Message Record so obtained to Client end-user accounts within thirty (30) Days of ALLTEL's receipt of such Toll Message Record (the "Toll Posting Period"). Where Client determines that ALLTEL has failed to meet the Toll Posting Period, Client will notify ALLTEL within thirty (30) Days of Client of becoming aware of such condition and ALLTEL will investigate such discrepancies upon Client request. Failures to meet the Toll Posting Period reported by Client and determined to be a result of ALLTEL's failure to process Toll Message Records within the Toll Posting Period shall be considered "ALLTEL Failures".

              (c) CALCULATION. ALLTEL's Actual Performance for Aged Tolls shall be calculated for each Reporting Period (which shall be one month in arrears for this Service Level Measurement) using the following formula and expressed as a percentage:

                       Aged Tolls =

                         (Timely Posted Toll Records / Number of Toll Records)
                           * 100

                     where:

                     "TIMELY POSTED TOLL RECORDS" means the difference between the Number of Toll Records and the number of ALLTEL Failures during the Reporting Period.

                     "NUMBER OF TOLL RECORDS" means the number of Toll Message Records processed by ALLTEL during the Reporting Period.

              PERFORMANCE DESIGNATION. The Performance Designations for ALLTEL's Actual Performance for Aged Tolls are as follows:

                                         PERFORMANCE DESIGNATION
                      -------------------------------------------------------------
                      BELOW TARGET                    MINIMUM               MAXIMUM
                      ------------                    -------               -------
Aged Tolls              <98.00%                   98.00% to 99.00%          >99.00%

       3.3    COMPLETION PROCESSING.

              (a) GENERAL. Subject to the Exclusions set forth in Section 1.4 of this Exhibit F, ALLTEL shall use its reasonable best efforts from the Managed Operations Commencement Date and during the Term to perform Completion Processing as to meet or exceed the Minimum Performance Designation set forth below.

              (b) MEASUREMENT. ALLTEL shall post service orders completed by Client for end-user services ("Service Orders") and transmitted to ALLTEL (excluding error correction, mass changes, and NPA splits) to the applicable Client customer account within the next billing cycle after the time that the Service Order is completed and released to the billing system, provided that, if a Service Order is completed on the [last ?] Day of the billing cycle, then ALLTEL shall have until the next subsequent billing cycle to post the Service Order to the customer's account (the "Service Order Posting Period").

              (c) CALCULATION. The Actual Performance for Completion Processing shall be calculated for each Reporting Period using the following formula and expressed as a percentage:

                     Completion Processing =

                            (Service Orders Timely Posted/ Service Orders Submitted) * 100

                     where:

                     "SERVICE ORDERS SUBMITTED" means the number of Service Orders (excluding error correction, mass changes, and NPA splits) completed by Client and released to the billing system during the Reporting Period;

                     "SERVICE ORDERS TIMELY POSTED" means the number of Service Orders Submitted that were posted by ALLTEL within the Service Order Posting Period for the Reporting Period.

              (d) PERFORMANCE DESIGNATION. The Performance Designation for ALLTEL's Actual Performance for Completion Processing is as follows:

                                                  PERFORMANCE DESIGNATION
                                 --------------------------------------------------------
                                 BELOW TARGET                MINIMUM              MAXIMUM
                                 ------------                -------              -------
COMPLETION PROCESSING              <98.00%            98.00% through 99.00%       >99.00%

       3.4    PRODUCTION DELIVERY SCHEDULES.

              (a) GENERAL. Subject to the Exclusions set forth in Section 1.4 of this Exhibit, ALLTEL shall use its reasonable best efforts from the Managed Operations Commencement Date and during the Term to meet or exceed the Minimum Performance Designation for Production Delivery Schedules set forth below.

              (b) MEASUREMENT AND CALCULATION. Production delivery for CAMS and CABS shall be measured each month as the percentage of Notices (defined below), access bills, toll data, and end-user bills that are processed and/or delivered to Client or the United States Post Office (or other delivery method as mutually agreed) as set forth below:

                     (i) NOTICES. "NOTICES" are defined as a Mail Piece (as defined in Section 6.2 of Exhibit E) sent by ALLTEL to a Client end-user or CABS customer that informs such customer of information or action by Client in connection with that customer's account. ALLTEL shall deliver Notices to the United States Post Office for mailing within one (1) business Day (Monday-Friday) of the completion of each scheduled processing cycle (i.e., the time the Notice enters the print queue) which shall be the "NOTICE SPECIFIED TIME." The Actual Performance for Notices shall be calculated for each Reporting Period using the following formula and expressed as a percentage:

                               Notices  =

                                 (Notices Timely Delivered /Notices Submitted)
                                     * 100

                            where:

                            "NOTICES SUBMITTED" means the number of Notices submitted to ALLTEL during the Reporting Period.

                            "NOTICES TIMELY DELIVERED" means the number of the Notices that were actually delivered by ALLTEL within the Notices Specified Time during the Reporting Period.

                     (ii) ACCESS BILLS. ALLTEL shall deliver access bills to the United States post office (or other delivery method as mutually agreed) for mailing within three
                            (3) business Days (Monday-Friday) after Client approval as described in Exhibit C which shall be the "ACCESS BILLS SPECIFIED TIME". The Actual Performance for Access Bills shall be calculated for the Reporting Period using the following formula and expressed as a percentage:

                               Access Bills =

                                 (Access Bills Timely Delivered /
                                 Access Bills Submitted) * 100

                            where:

                            "ACCESS BILLS SUBMITTED" is defined as the number of access bills approved by Client during the Reporting Period.

                            "ACCESS BILLS TIMELY DELIVERED" means the number of the access bills that were actually delivered by ALLTEL within the Access Bills Specified Time during the Reporting Period.

                     (iii) TOLLS. ALLTEL shall perform switch polling, data collection and processing within one (1) business Day (Monday - Saturday) from the time polled, which shall be the "TOLLS SPECIFIED TIME." The Actual Performance for Tolls shall be calculated for the Reporting Period using the following formula and expressed as a percentage:

                               Tolls =

                                 (Telecommunications Switches Timely Polled /
                                 Available Telecommunications Switches)*100

                            where:

                            "AVAILABLE TELECOMMUNICATIONS SWITCHES" means the number of Client telecommunications switches scheduled and available for polling during the Reporting Period.

                            "TELECOMMUNICATIONS SWITCHES TIMELY POLLED" means the number of Available Telecommunications Switches that were actually polled by ALLTEL within the Tolls Specified Time during the Reporting Period.

                     (iv) END-USER BILLS. ALLTEL will deliver end-user bills to the U.S. Postal Service within the following "END-USER BILL SPECIFIED TIME" following receipt of the Electronic Bill Release Approval (EBRA) described in Exhibit C and the necessary related processable input file: (aa) twenty-four (24) hours from EBRA for end-user bill Mail Pieces (as defined in Exhibit E) totaling less than or equal to DQRD (defined below) or by 6:00 p.m. CST on the next U.S. Postal Service work Day; and (bb) forty-eight (48) hours from EBRA or by 6:00 p.m. CST on the next U.S. Postal Service work Day for end-user bill Mail Pieces greater than DQRD. The parties agree that this Service Level Measurement shall not apply to any Mail Pieces exceeding two-hundred percent (200%) of the DQRD (i.e., any Mail Pieces greater than twice the average volume computed in accordance with this section).

                            ALLTEL anticipates incremental distribution of partial job lots (in trays) as production increments are completed, packaged and turned over to the U.S. Postal Service General Mail (GMF) Facility. When incremental distributions occur, average tray turnaround time for the job will be reflected in performance measures with the first and last tray distribution time noted.

                            The Actual Performance for End-User Bills shall be calculated for the Reporting Period using the following formula and expressed as a percentage:

                               End-User Bills =

                                 (End-User Bills Timely Delivered /
                                   End-User Bills Submitted) *100

                            where:

                            "DQRD" (Daily Queue Reduction/Distribution) means the product of (aa) 1.2 and (bb) Client's prior month total mail piece volume divided by twenty-eight (28). For example: If the Client's prior month volume of mail pieces equaled 5.6 million bills, DQRD would equal 200,000 * 1.2 or 240,000 bills per Day.

                            "END-USER BILLS SUBMITTED" means the number of end-user bill Mail Pieces approved by Client during the Reporting Period.

                            "END-USER BILLS TIMELY DELIVERED" means the number of end-user bill Mail Pieces that were actually delivered by ALLTEL within the End-User Bill Specified Time during the Reporting Period.

              (c) PERFORMANCE DESIGNATIONS. The Performance Designations for ALLTEL's Actual Performance for Production Delivery are as follows:

                                             PERFORMANCE DESIGNATION
                           ------------------------------------------------------------
                           BELOW TARGET              MINIMUM                    MAXIMUM
                           ------------              -------                    -------
Notices                      <97.00%             97.00% to 98.50%               > 98.50%
Access Bills                 <97.00%          97.00% through 99.00%             >99.00%
Tolls                        <92.00%          92.00% through 95.00%             >95.00%
End-User Bills               <97.00%          97.00% through 98.00%             >98.00%

       3.5    INCIDENT MANAGEMENT.

              (a) GENERAL. Subject to the Exclusions set forth in Section 1.4 of this Exhibit F, ALLTEL shall use its reasonable best efforts from the Managed Operations Commencement Date and during the Term to undertake Incident Management so as to meet or exceed the Minimum Performance Designations set forth below.

              (b) MEASUREMENT. All incidents shall be classified by ALLTEL as Class A, Class B or Class C in accordance with the definitions and criteria set forth in the following table:

  CLASS                  DEFINITION                                    EXAMPLE
  -----                  ----------                                    -------
 Class-A       Client is unable to:                -     A system (CPU, Network node, server, etc)
Incidents      -    Conduct primary business             is down during agreed upon hours of
                    functions;                           availability and all users on that system
               -    Support customers.                   area affected;
                                                   -     An application is down during Critical
                                                         Uptime and all users of that application
                                                         are down and there is a significant
                                                         impact;
                                                   -     Client revenue impact that exceeds $5,000
                                                         per day or $50,000 per month;
                                                   -     A WAN outage has occurred during agreed
                                                         upon hours of availability that has
                                                         interrupted access between multiple sites;
                                                   -     Impacts more than 25 Client users;
                                                   -     Billing system problem that has caused an
                                                         incorrect billing for more than 500
                                                         customers of Client; or
                                                   -     A batch production problem that will keep
                                                         an entire application from being on-line
                                                         and available for normal business hours
                                                         operation.

 Class-B       -    Significant impact on the      -     An application problem that is only
Incidents           Client's ability to                  affecting a group of users but not all
                    conduct business;                    users of that given application;
               -    No immediate solution;         -     Client revenue impact that is between
               -    Problem resolution is                $1,000 and $5,000 per day or between
                    critical;                            $10,000 and $50,000 per month;
               -    No workaround.                 -     Customer base impact is between 50 and
                                                         500 customers of Client;
                                                   -     An application problem that is only
                                                         keeping selected transactions from being
                                                         performed; or
                                                   -     A hardware failure has occurred but a
                                                         back-up is available.

  CLASS                  DEFINITION                                    EXAMPLE
  -----                  ----------                                    -------
 Class-C       -    Problem is under control       -     A problem with the format or content with
Incidents           but job effectiveness is             a format of a report that has been
                    in question.                         discovered after the report has been in
               -    Problem resolution is                production; or
                    urgent, but a workaround       -     A system, network, or application problem
                    exists.                              that causes an inconvenience but does not
                                                         prohibit the performance of required
                                                         functionality.

              Incident Management shall be measured for each Reporting Period as follows:

                     (1) For Initial Response and Analysis, Incident Management Service Level Measurements are as follows:

                            (i) Class-A Incidents: Initial acknowledgment of the incident and assignment within two (2) hours (i.e. Help Desk receipt and group assignment), with initial response and analysis within four (4) hours (i.e. problem tracking system updated) and status reporting every two (2) hours (i.e. problem tracking system updated) thereafter.

                            (ii) Class-B Incidents: Initial acknowledgment of the incident assignment within four (4) hours (i.e. Help Desk receipt and group assignment), with initial response and analysis within one (1) Day (i.e. problem tracking system updated) and status reporting every seven (7) Days (i.e. problem tracking system updated).

                            (iii) Class-C Incidents: Initial acknowledgment of the incident assignment within twenty-four
                                   (24) hours (i.e. Help Desk receipt and group assignment), with initial response and analysis within fifteen (15) Days (i.e. problem tracking system updated) and status reporting every fifteen (15) Days (i.e. problem tracking system updated).

                     (2) For Average Resolution Time ("ART") by Class. The time to resolve an incident shall be calculated as the time between when ALLTEL is notified of the incident by the Client and when the incident is "Resolved". An incident shall be deemed to have been Resolved when ALLTEL declares the incident resolved in ALLTEL's reasonable discretion provided that a Class-A Incident may be deemed Resolved if ALLTEL reclassifies such Class-A Incident to a lower incident class level. ALLTEL shall notify Client in all instances where an incident is Resolved. Client shall either agree that the incident is Resolved (in which case the incident shall be considered "Closed") or shall notify ALLTEL that Client reasonably disputes that the incident is Resolved. If Client reasonably determines that the incident has not been Resolved and ALLTEL agrees with such determination, ALLTEL shall immediately undertake efforts to Resolve the incident and the time period to Resolve shall be increased by the additional time which ALLTEL takes to finally Resolve such incident. If Client reasonably determines that the incident has not been Resolved and ALLTEL disagrees with such determination the dispute shall be escalated in accordance with the provisions of Section 14 of the Agreement and the time period to resolve the dispute shall be included within the time period to Resolve the incident, except for incidents where ALLTEL's initial Resolution was determined to be correct. ALLTEL shall perform the following and Actual Performance of Incident Management shall be calculated as follows:

                            (i) Class-A Incidents: Worked seven (7) Days per week until Resolved, or an effective bypass is in place, with incident Resolved or an effective bypass within twenty-four (24) hours. The Average Resolution Time (ART) for Class-A Incidents shall be calculated in days for each Reporting Period as follows:

                                     Class-A Incident Average Resolution Time
                                       (ART) = (SIGMA) Time period to Resolve
                                       each Class-A Incident / Total number of
                                       Class-A Incidents Resolved

                                   Provided however where the total number of Class-A Incidents Resolved in the Reporting Period equals zero (0), ALLTEL's Performance Designation for this Class-A Incident ART shall be deemed to be a "Maximum."

                            (ii) Class-B Incidents: Worked diligently until Resolved with resources not committed to Class-A Incidents, with the Average Resolution Time (ART) for Class-B Incidents calculated in days for each Reporting Period as follows:

                                     Class-B Incident Average Resolution Time
                                        (ART) = (SIGMA) Time period to Resolve
                                        each Class-B Incident / Total number of
                                        Class-B Incidents Resolved

                                   Provided however where the total number of Class-B Incidents Resolved in the Reporting Period equals zero (0),

                                   ALLTEL's Performance Designation for Class-B
                                   Incident (ART) shall be deemed to be a
                                   "Maximum."

                            (iii) Class-C Incidents: Worked with available resources until Resolved. The Average Resolution Time for Class-C Incidents shall be calculated in days for the Reporting Period as follows:

                                     Class-C Incident Average Resolution Time
                                        (ART) = (SIGMA) Resolution Time for
                                        each Class-C Incident / Total number of
                                        Class-C Incidents Resolved

                                   Provided however where the total number of Class-C Incidents Resolved in the Reporting Period equals zero (0), ALLTEL's Performance Designation for Class-C Incident ART shall be deemed to be a "Maximum."

              (d) PERFORMANCE DESIGNATIONS. The Performance Designations for ALLTEL's Actual Performance for Incident Management are as follows:

                                                     PERFORMANCE DESIGNATION
                                  ----------------------------------------------------
                                  BELOW
          CLASS                   TARGET                 MINIMUM               MAXIMUM
          -----                   ------                 -------               -------
Class-A Incident Average         > 5 Days           5 Days                 4 Days or less
Resolution Time (ART)

Class-B Incident Average         > 15 Days          15 Days to 11 Days     10 Days or Less
Resolution Time (ART)

Class-C Incident Average         > 45 Days          45 Days to 31 Days     30 Days or Less
Resolution Time (ART)

4.     SERVICE LEVEL PERFORMANCE ASSESSMENT.

       4.1 SERVICE LEVEL PERFORMANCE ASSESSMENT. From the Initial Assessment Date and for each month of the Term, ALLTEL shall calculate and apply a Monthly Service Level Performance Payment/Credit in accordance with this Section which shall reduce or increase (as applicable) the amount invoiced by ALLTEL in connection with the Service Fees. Subject to the remainder of this Section, the Monthly Service Performance Payment/Credit shall equal the amount representing the product of: (i) .01 and (ii) the Monthly Total Service Level Factor (calculated as provided below) and (iii) the Access Line Charges.

       4.2 MONTHLY TOTAL SERVICE LEVEL FACTOR. The Monthly Total Service Level Factor shall represent the sum of the Service Level Factors (defined below) for each of the Service Level Measurements listed in Table 4.1 below provided that if a Performance Designation for any Tier I Service Level Measurement is "Below Target" as determined in the following subsection, then the Monthly Total Service Factor shall equal negative one (-1.0).

       4.3 SERVICE LEVEL FACTORS. ALLTEL each month shall determine the Service Level Factors for each of the individual Service Level Measurements listed in Table 4.1. The Service Level Factor for any such Service Level Measurement shall be established by: (i) assigning a Performance Designation of "Maximum," "Minimum" or "Below Target" to that Measurement by comparing the level of Actual Performance by ALLTEL in that month to the level of performance set forth for each Service Level Measurement and (ii) determining a Service Level Factor for such Service Level Measurement based upon Table 4.1 and the Performance Designation assigned in accordance with the preceding clause.

              For example, if the Performance Designation for WAN Availability, a Tier I Service Level Measurement, is "Below Target", the Monthly Total Service Factor shall equal to negative one (-1.0) and no calculations would be performed for the Tier II Service Level Measurements. Likewise, if the Performance Designations for both WAN Availability and On-line Availability are "Below Target", the Monthly Total Service Factor shall be equal to negative one (-1.0).

              For example, if ALLTEL achieves a "Minimum" Performance Designation for all of the Tier I Service Level Measurements and achieves a "Maximum" Performance Designation for all of the Tier II Service Level Measurements then the Monthly Total Service Level Factor would equal 1.33
              (.30+.125+.125+.065+.10+.065+.15+.20+.10+.10) (i.e., the total of all of the "Maximum" Service Level Factors for Tier II).

              For example, if ALLTEL achieves a "Minimum" Performance Designation for all of the Tier I Service Level Measurements and achieves a "Maximum" Performance Designation for all of the Tier II Service Level Measurements, except for Class-A Incident ART (for which it receives a "Below Target" Performance Designation), then the Monthly Total Service Level Factor would equal 0.93 (.30+.125+.125+.065+.10+.065+.15-.20+.10+.10).

       4.4 APPLICATION OF MONTHLY SERVICE LEVEL PERFORMANCE PAYMENT/CREDIT. The Monthly Service Level Performance Payment/Credit shall be included as a separate line item on each of the invoices provided by ALLTEL to Client and be applied as follows:

              (a) If the Monthly Service Level Performance Payment/Credit has a value that exceeds zero, the Service Fees owed by Client to ALLTEL for that month shall be increased by the amount of Monthly Service Level Performance Payment/Credit;

              (b) If the Monthly Service Level Performance Payment/Credit has a value that is less than zero, the Service Fees owed by Client to ALLTEL for that month shall be reduced by the amount of the Monthly Service Level Performance Payment/Credit without regard to its negative value; and

              (c) If the Monthly Service Level Performance Payment/Credit equals zero, the Service Fees owed by Client to ALLTEL for that month shall not be adjusted on account of this Section.

       ALLTEL shall retain all records necessary to determine the Monthly Service Level Performance Payment/Credit for a period of one hundred and twenty Days (120) from the date of the invoice upon which such payment appears and shall provide such records to Client upon reasonable request.

                                    TABLE 4.1

                              SERVICE LEVEL FACTORS

                        TIER I SERVICE LEVEL MEASUREMENTS

                                 SERVICE LEVEL
                               FACTOR FOR BELOW        SERVICE LEVEL FACTOR         SERVICE LEVEL FACTOR
                                    TARGET                 FOR MINIMUM                  FOR MAXIMUM
                               ----------------        --------------------         --------------------
ON-LINE AVAILABILITY                --                        --                            .05
SYSTEM RESPONSE TIME                --                        --                            .05
WAN AVAILABILITY                    --                        --                            .05
                                    TIER II SERVICE LEVEL MEASUREMENTS
BILLING ACCURACY                    -.30                      .25                           .30
AGED TOLLS                          -.125                     .10                           .125
COMPLETION PROCESSING               -.125                     .10                           .125
PRODUCTION DELIVERY
   NOTICES                          -.065                     .05                           .065
   ACCESS BILLS                     -.10                      .05                           .10
   TOLL                             -.065                     .05                           .065
   END-USER BILLS                   -.15                      .10                           .15
INCIDENT MANAGEMENT
  CLASS-A INCIDENT ART              -.20                      .15                           .20
  CLASS-B INCIDENT ART              -.10                      .075                          .10
  CLASS-C INCIDENT ART              -.10                      .075                          .10

                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT G
                                                                           FINAL

                                    EXHIBIT G
                      CLIENT-PROVIDED THIRD PARTY SOFTWARE

       Following is the list of Client-Provided Third-Party Software to be provided by Client pursuant to this Agreement for use by Client in conjunction with the Services.

 CATEGORY        APPLICATION        APPLICATION DESCRIPTION               VENDOR
----------     ----------------     -----------------------          ----------------
 Wireline      Microsoft Office        Word Processing,                 Microsoft
Operation                            Spreadsheet, Database

 Wireline          Equifax           Equifax Credit Bureau               Equifax
Operation

 Wireline         Hand-Held         Software for Hand-Held           To Be Determined
Interface         Terminals        Terminals used by Client
                                         Field Staff

 Wireline            SSI            Switch System Interface          To Be Determined
Interface

                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT H
                                                                           FINAL

                                    EXHIBIT H
                                 ALLTEL SOFTWARE

Following is the list of ALLTEL Software provided pursuant to this Agreement for use by Client in conjunction with the Services:

     CATEGORY             APPLICATION                APPLICATION DESCRIPTION
------------------        -----------    -----------------------------------------------
 Wireline Billing             CAMS            Customer Accounting Management System

 Wireline Billing             CABS                Carrier Access Billing System

 Wireline Billing             EQA        Equal Access System/CARE Customer Access Record
                                                             Exchange

Wireline Operation            CTS                  Consolidated Testing System

Wireline Operation         Frontware                    Platform Interface

Wireline Operation            TARP              Trouble Analysis Reporting System

Wireline Operation            TRS                    Trouble Reporting System

Wireline Operation            E911                   Emergency Dialing System

Wireline Operation            CCS                      Service Order Entry

Wireline Operation            WFM                  Work Force Management System

     Wireline                 MPS         Message Processing System- Toll (Subsystem of
                                                              CAMS)

Wireline Interface            LIDB                 Line Identification Database

   Data Storage               RVS                     Report Viewing System

   Data Storage                DW                       DB2 Data Warehouse

Wireline Operation            PUB                      Directory Publishing

Wireline Interface          Equifax                   Equifax Credit Bureau

Wireline Operation           MIROR                       Line Assignment/
                                                       Plant Record System

Wireline Interface            WFM          Hand-Held Terminals used by Field Employees

                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT I
                                                                           FINAL

                                    EXHIBIT I
                      ALLTEL-PROVIDED THIRD-PARTY SOFTWARE

Given below is the list of ALLTEL-Provided Third-Party Software provided pursuant to this Agreement for use by Client in conjunction with the Services.

CATEGORY         APPLICATION        APPLICATION DESCRIPTION               VENDOR
--------         -----------     ----------------------------         --------------
Wireline             ASAP              Access Services &              Metasolv, Inc.
Operation                             Provisioning System

Wireline           BILLDATS      Switch polling - detail call             Lucent
Operation                        records to route for billing

Wireline             WAN             Third-Party Software                  TBD
Operation                          necessary to operate WAN
                                           equipment

ALLTEL will also provide all software used at ALLTEL's data center facilities, including but not limited to, ALLTEL's facilities in Twinsburg, Ohio and Little Rock, Arkansas, used by ALLTEL to provide either of Managed Operations Services, Managed Network Services, Disaster Recovery Services, or Output Processing Services.

                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT J
                                                                           FINAL

                                    EXHIBIT J
                                 VARIABLE STAFF

1.       VARIABLE STAFF.

         1.1      ALLTEL shall provide the Variable Staff which shall be of two
                  (2) functional types: (1) staff to perform Application Services and Development and (2) staff to perform Table Administration, both as described in this Exhibit J. The pricing for such Variable Staff is set forth in Exhibit E. If functions other than Application Services and Development and Table Administration are desired by the Client, ALLTEL will work in cooperation with the Client to define the requisite skills for the corresponding function(s) and, upon the Client's request, provide Client with a fee estimate for the procurement of such additional Variable Staff.

         1.2 The table below reflects the recommended level of Variable Staff for each functional category following the Client's second Conversion and this level shall be referred to as the "Recommended Base Resource Level." In accordance with Section
                  9.4 of the Agreement, Client may request that the level of each functional category of Variable Staff be increased or decreased, and ALLTEL will use its reasonable best efforts to provide increases or decreases in accordance with Section 9.4; but in no case shall the level of Variable Staff for each functional category fall below the "Minimum Resource Level" specified below for that category (except as provided in Section 19.4 of the Agreement and Exhibit P with respect to Table Administration).

                                  RECOMMENDED BASE
  FUNCTIONAL CATEGORY               RESOURCE LEVEL        MINIMUM RESOURCE LEVEL
  -------------------              ----------------       ----------------------
Application Services and       Fourteen (14) Resources      Five (5) Resources
Development
Table Administration           Four (4) Resources           Four (4) Resources

         1.3 Each Variable Staff resource shall provide to Client, on average, no less than one-hundred thirty-two (132) hours of work per month, which is six (6) hours per Day, twenty-two
                  (22) workdays per month. Vacation, holidays, sick leave and/or short term disability, personal time (appointments with doctors, dentists, funerals, emergencies, etc.), meetings, personnel activities, and various administrative tasks account for the remaining time.

2. DESCRIPTION OF APPLICATIONS SERVICES AND DEVELOPMENT. Application Services and Development refers to the ongoing Enhancement (as defined in Section 3.1(b)) of those systems identified as ALLTEL Software in Exhibit H and the processing of Ad Hoc Requests (as defined in Section 3.1(f)).

         The Variable Staff will provide the software design, development, testing and implementation functions described in Section 3.1 of this Exhibit. The parties shall consult with one another for clarification of specifications and requirements during software functional design, testing and implementation stages in accordance with ALLTEL's Software Development Methodology Process described in Section 4.1. Functional design is a shared responsibility between Client and ALLTEL. Unless otherwise agreed by the parties, the technical design, coding, unit test, system test and performance test phases shall be the primary responsibility of ALLTEL. The technical design phase will include due diligence to ensure that all development efforts result in work products that are production ready. The functional requirements and user acceptance test phases shall be the joint responsibility of both ALLTEL and Client. During technical design, coding, unit test, and system test phases, Client may monitor, and ALLTEL will report, progress against the schedule.

         The Variable Staff will provide technical project leadership, along with technical and analyst personnel whose primary responsibilities shall be to support the feasibility analysis, estimating, scope definition, design, development, testing and implementation of Enhancements to the ALLTEL Software, as well as respond to Ad Hoc Requests for technical support. Maintenance, including correction of defects, incident handling, performance tuning, and other similar activities, is not performed by the Variable Staff but rather is provided as a part of Managed Operations Services described in Exhibit A.

3. PRODUCTS AND SERVICES. This section defines the products and services that are included in or excluded from Application Services and Development.

         3.1 INCLUDED PRODUCTS AND SERVICES. Applications Services and Development is comprised of and the Variable Staff shall be used to provide the following products and services:

                  (a) REGULATORY CHANGES. The Variable Staff will provide "Regulatory Changes." "Regulatory Changes" are modifications required to the ALLTEL Software requested by Client as a result of actions taken by the Federal Communications Commission, various state public service commissions, state taxing authorities, and other recognized organizations charged with establishing industry standards. The planning process (the "Planning Process") described in the Software Development Methodology Process document described in
                           Section 4.1 is the means by which Regulatory Changes are approved and prioritized.

                  (b) RELEASE AND ENHANCEMENT IMPLEMENTATION. The Variable Staff will implement "Enhancements" of the ALLTEL Software and enhancements, updates, and releases of the ALLTEL-Provided Third Party Software in accordance with Section 8.4 of the Agreement. "Enhancements" refers to any modifications to the ALLTEL Software requested or approved by Client. These Enhancements change or add functionality, and do not include replacement or new systems. Included are the tasks necessary to define and document requirements, code, test and implement such changes. The Planning Process is the means by which such changes are approved and prioritized.

                  (c) NEW SUBSYSTEMS. The Variable Staff may, at the request of Client, develop new subsystems not currently included in the ALLTEL Software described in Exhibit H. The Planning Process is the means by which such changes are approved and prioritized.

                  (d) NEW APPLICATIONS.The Variable Staff may, at the request of Client, develop new applications not currently included in the ALLTEL Software described in Exhibit H. ALLTEL may also participate, at the request of Client, in the evaluation, analysis and selection of potential third party applications for the benefit of Client. In either case, ALLTEL may also provide services to convert to, or install, these new applications as needed. The Planning Process is the means by which such projects are approved and prioritized.

                  (e) COMMON DEVELOPMENT. The Variable Staff may, upon approval of Client, participate in Common Development projects (as defined in Section 4.2 of this Exhibit). Planning efforts between Client and ALLTEL, together with similar efforts between ALLTEL and other customers, can provide the opportunity to leverage work on common requirements. ALLTEL will identify such common requirements and, when practicable, propose to Client that certain Enhancements be accomplished through Common Development projects with other ALLTEL customer(s). The Common Development Process is outlined in Section 4.2 of this Exhibit J. Common Development may impact the desired delivery date of any implementation.

                  (f) AD HOC REQUESTS. The Variable Staff may respond to Ad Hoc Requests by Client, which may include one-time reports, application research, and other miscellaneous tasks. Ad Hoc Requests do not require ALLTEL resources to conduct enhancement feasibility analysis, nor do they change the way the ALLTEL Software functions. Additionally, Ad Hoc Requests are not defects (i.e., where the application does not perform as documented), incidents, or performance tuning. Ad Hoc Requests are referred to as Requests for Information Services (RIS), and are approved and prioritized in accordance with ALLTEL's Software Development Methodology Process described in Section 4.1.

         3.2 EXCLUDED PRODUCTS AND SERVICES. The following products and services are excluded from Application Services and Development and are not provided by the Variable Staff:

                  (a) INCIDENT MANAGEMENT. Incident Management is modifications to the ALLTEL Software made as a result of application defects (failure to perform as documented). Incident Management is included in Managed Operations Services (Exhibit A) and is described in Exhibit F.

                  (b) CONVERSION SERVICES. In some cases, the purchase or sale of properties will necessitate a conversion. Those Conversion Services are not included in the Application Services and Development.

                  (c) MAINTENANCE. Maintenance, including the correction of defects, is included in Managed Operations Services described in Exhibit A.

4.       PROCESSES AND METHODOLOGIES.

         4.1 SOFTWARE DEVELOPMENT METHODOLOGY PROCESS. ALLTEL shall follow its standard and published Software Development Methodology Process by which ALLTEL will enhance, modify or change the ALLTEL Software. The goals of the Software Development Methodology Process are as follows:

                  (a) Utilize a consistent, repeatable development methodology;

                  (b) Utilize a consistent, repeatable change control methodology;

                  (c) Utilize a consistent, repeatable implementation methodology; and

                  (d) Provide timely, predictable implementation of approved enhancement requests.

                  This process is described in detail in the Software Development Methodology Process document available upon request.

         4.2 COMMON DEVELOPMENT PROCESS. "Common Development" is defined as any Enhancement, Regulatory Change, or any other products and services included in Application Support and Development (as described in Section 3.1 of this Exhibit J), which is provided by ALLTEL through the Variable Staff on behalf of more than one ALLTEL customer. The goals of the Common Development are as follows:

                  (a) Define the procedures for approval of requested services to become Common Development;

                  (b) Define the proportion of Application Services and Development hours that each customer provides to the Common Development project;

                  (c)      Define the process for establishing priorities;

                  (d) Define the manner in which requirements specific to one customer are handled;

                  (e) Define the rights and responsibilities of the parties regarding withdrawal from a Common Development project; and

                  (f) Define the parties' right to participate in Common Development projects that have already been commenced.

                  Client will often have the same or similar requirements as other customers of ALLTEL. In order to leverage Client's Variable Staff resources, ALLTEL will attempt, whenever practical, to gain approvals from various customers to do the work as part of a Common Development project. Client will have the option, at Client's discretion, to participate or not to participate in the Common Development project.

5. TABLE ADMINISTRATION. Table Administration will begin one month after the Effective Date and is defined as the administration of the tables required for the proper functioning of the ALLTEL Software, and includes initial set-up of CAMS, CABS, CCS, ASAP, MIROR, TARP and TRS, as well as ongoing manipulation of CAMS, CCS and CABS based on Client's business directives. The ALLTEL Software are table-driven systems. Parameters, such as the number and date of billing cycles, data retention periods, etc., are determined by the tables. Because of the complexity of the systems and the number of options, knowledge of the table data values and their interrelationships are mandatory for proper utilization of the ALLTEL Software.

         Variable Staff providing Table Administration will work with Client personnel to analyze the Client's initial and ongoing needs, interpret those needs in light of system requirements, enter appropriate values in all parameter fields to accomplish Client's stated objectives with regard to the systems, monitor and verify the results of those initial entries and ongoing changes, and communicate with Client the system's output with Client's stated objectives. Client and ALLTEL agree to jointly develop a process for Client to approve changes made to tables. Client must approve, or waive approval of, all changes to tables prior to elevating those changes to production.

         5.1 CLIENT RESOURCES AND RESPONSIBILITIES. Client shall be responsible for the following Client Resources and responsibilities:

                  (a) Work with ALLTEL to analyze initial and ongoing needs regarding system parameters;

                  (b) Work with ALLTEL to develop a process for Client approval of changes made to tables;

                  (c) Communicate to ALLTEL the necessary business input to allow the Variable Staff to establish and maintain the tables in a manner consistent with Client's business objectives;

                  (d) Approve (or waive approval of) changes as appropriate per defined process to be mutually agreed upon by ALLTEL and Client; and

                  (e) Adjust the level of Table Administration as Table Administration resources are reasonably needed to provide timely administration of the tables.

         5.2 ALLTEL RESPONSIBILITIES. ALLTEL shall be responsible for the following:

                  (a) Work with Client to analyze initial and ongoing needs regarding system parameters;

                  (b) Interpret business needs as they relate to system requirements and enter appropriate values in all parameter fields to accomplish the stated objectives; and

                  (c) Work with Client to develop a process for Client approval of changes made to tables.

                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT K
                                                                           FINAL

                                    EXHIBIT K
                                DISASTER RECOVERY

1.       DESCRIPTION OF DISASTER RECOVERY SERVICES.

         1.1 ALLTEL shall provide to the Client throughout the Term the "Disaster Recovery Services" described in this Exhibit K for the Managed Operations Services, Managed Network Services and Output Processing Services, including, but not limited to, a Recovery Facility (as defined below) which is equipped to provide the Managed Operations Services, Managed Network Services and Output Processing Services in the event that a Disaster (as defined below) is declared and disaster recovery is required. ALLTEL's complete disaster recovery plan is available for review by Client, if desired, upon reasonable notice. Because of the nature of the document, however, permanent copies are not provided to clients of ALLTEL, nor is duplication permitted. The document contains information that applies specifically to ALLTEL's proprietary methodologies and processing facilities environment. Owing to technological advancements, the potential for change to that environment is high; thus, close monitoring of the disaster recovery plan is required to maintain accuracy and prevent obsolescence.

         1.2 Throughout the Term of the Agreement, ALLTEL will, at ALLTEL's expense, maintain in effect all contracts and/or arrangements necessary to provide the Disaster Recovery Services.

         1.3 The Client acknowledges that Disaster Recovery Services are designed to deal with extraordinary circumstances, which are expected to cause a substantial portion of the capabilities within the ALLTEL facilities used to provide either of the Managed Operations Services, Managed Network Services or Output Processing Services to be unavailable for a period exceeding seventy-two (72) consecutive hours. In the event of a Disaster, Disaster Recovery Services will provide on-line availability for the core business functions of Managed Operations Services and rerouting of the WAN to provide access to the Recovery Facility, although Client may experience degradation of response time. If necessary, Disaster Recovery Services will also include provision of Output Processing Services from a Recovery Facility, although ALLTEL's time of performance for Output Processing Services may be increased. Client acknowledges that some data may be lost during the time period between the Disaster and the restoration of the processing capabilities at the Recovery Facility.

         1.4 ALLTEL will test the disaster recovery capabilities at least once per calendar year. The Client shall be required to participate in the disaster recovery testing when requested by ALLTEL Such participation shall consist of Client verifying online availability and the accuracy of data recovered.

         1.5 Following are definitions that are utilized to describe disaster recovery processing, followed by an outline of general actions taken, or responsibilities assumed, by ALLTEL relative to recovery from a Disaster. More detailed descriptions of processes are provide in the aforementioned disaster recovery plan.

         1.6      The following terms will have the indicated meanings:

                  (a) "DISASTER" A Disaster is an event or circumstance that causes, will cause, or which is reasonably expected to cause the processing capabilities of the ALLTEL facilities used to provide the Managed Operation Services, Managed Network Services and Output Processing Services, as applicable, to be unavailable to the Client for a period of seventy-two
                           (72) consecutive hours or more.

                  (b) "RECOVERY FACILITY" Recovery Facility is the one or more hot-site disaster recovery facilities provided by ALLTEL pursuant to contractual agreement(s) to provide both recovery testing and critical processing activities necessary to provide either the Managed Operations Services, Managed Network Services or Output Processing Services in the event a Disaster is declared.

2.       ROLES AND RESPONSIBILITIES.

         2.1 ALLTEL ROLES AND RESPONSIBILITIES. In addition to other obligations set forth in this Exhibit, ALLTEL will take the following actions, or assume the following responsibilities, in the event of a Disaster. ALLTEL reserves the right to modify these responsibilities from time to time as appropriate and based upon changing conditions subject to Client's written approval which shall not be unreasonably withheld.

                  (a) ALLTEL will declare the Disaster and communicate this declaration to the Recovery Facility and the Client.

                  (b) ALLTEL will maintain all necessary contract(s) to provide the Recovery Facility.

                  (c) ALLTEL will restore the operating environment at the Recovery Facility.

                  (d) ALLTEL will restore on-line and batch processing at the Recovery Facility.

                  (e) ALLTEL will maintain copies of the operating environment and application data files for back up and recovery purposes.

                  (f) ALLTEL will provide a named disaster recovery liaison and alternate to liaison facilitate communication during a Disaster.

                  (g) ALLTEL will provide Client with periodic processing status updates during a declared Disaster.

                  (h)      ALLTEL will maintain a current Disaster Recovery
                           Plan.

                  (i) ALLTEL will provide notice of the annual test described in Section 1.4.

                  (j) ALLTEL will develop the Recovery Facility test script for the annual test.

                  (k) ALLTEL will define the prescribed plan for restoration of the processing environment and application recovery procedures.

                  (l) ALLTEL will continue critical processing activities at the Recovery Facility until the Disaster condition is resolved, will declare the Disaster condition resolved and will migrate processing back to the normal environment. For purposes of this subsection, "resolved" means that processing is returned to the original site of operations or to a rebuilt site if the original site is destroyed.

         2.2 CLIENT ROLES AND RESPONSIBILITIES. Client will take the following actions and assume the following responsibilities in the event of a Disaster:

                  (a) Client will provide a named disaster recovery liaison and alternate to liaison facilitate communication during a Disaster condition.

                  (b) Client will participate in the creation of the Recovery Facility test script for the annual test as described in Section 1.4.

                  Client is responsible for all disaster recovery arrangements for Client business functions that are not included within ALLTEL's responsibilities for Managed Operations Services, Managed Network Services and Output Processing Services.

                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT L
                                                                           FINAL

                                    EXHIBIT L
                               CONVERSION SERVICES

1.       DESCRIPTION OF CONVERSION SERVICES.

         1.1      DEFINITIONS.

                  (a) "ACTUAL PERFORMANCE" means the results of the Measurement Components for ALLTEL's actual performance to be measured against the Conversion SLA described in Section 6 of this Exhibit L.

                  (b) "CLOSING DATE" means the "Closing Date" as such term is defined in the GTE Agreements.

                  (c) "CONVERSION" means the process of establishing the necessary Target Environments and populating their data components from the Source Environments for the Access Lines.

                  (d) "CONVERSION COMPLETION DATE" means the date of the completion of the Conversion Services, including Post-Conversion Activities, for the second Conversion under this Exhibit L.

                  (e) "CONVERSION DATE" means the first Day of the month following the commencement of the Target Conversion Dates, currently anticipated to be June 1, 2000 and September 1, 2000, subject to the provisions of
                           Section 4 of this Exhibit.

                  (f) "CONVERSION PROJECT PLAN" means the written plan for both Conversions prepared jointly by ALLTEL and Client.

                  (g) "CONVERSION SERVICES" means ALLTEL's obligations necessary to convert the Access Lines and as described in this Exhibit L, including but not limited to ALLTEL's responsibilities to be set forth in the Conversion Project Plan.

                  (h) "CONVERSION SLA" means the measurement and service level for Conversion Services described in Section 6 of this Exhibit.

                  (i) "CONVERSION SLA FACTOR" means the factors set forth in Table L.2 in Attachment 2 for computing the Conversion SLA Performance Payment.

                  (j) "CONVERSION SLA PERFORMANCE PAYMENT/CREDIT" means the value by which the Service Fees for Conversion Services are adjusted in accordance with Section 6.5 of this Exhibit L.

                  (k) "GTE" means GTE Southwest Incorporated or any of its affiliates.

                  (l) "MEASUREMENT COMPONENTS" means the measurement criteria set forth in Attachment 1 to this Exhibit.

                  (m) "MEASUREMENT COMPONENT PERCENTAGE" means the percentages for measuring the load rates achieved in converting data components from the Source Environment to the Target Environment to be mutually agreed upon by the parties and used to measure the quality of ALLTEL's Actual Performance for each of the Measurement Components listed in Attachment 1 to this Exhibit.

                  (n) "POINTS" means the relative weight assigned to the Measurement Components set forth in Attachment 1 to this Exhibit.

                  (p) "POST-CONVERSION ACTIVITIES" means the activities during the thirty (30) Days following each Conversion Date (i.e., currently anticipated to be the activities from June 1 through June 30, 2000 for the first Conversion and the activities from September 1 through September 30, 2000 for the second Conversion). Such activities include the correction of errors associated with data that is unable to transfer accurately from the Source Environment to the Target Environment and on-site support where needed and mutually agreed upon.

                  (q) "SOURCE ENVIRONMENTS" means the environments within which the Source Systems currently operate and includes, for example, data for end-user billing, outside plant records for telephone cables, interconnecting equipment and for telephone exchange equipment, customer service information for E911, special services and directory, and pending service order activity for end-user and carrier access billing.

                  (r) "SOURCE SYSTEMS" means the systems currently in use by GTE for supporting the Access Lines.

                  (s) "SYSTEM GROUPS" means the grouping of systems by Measurement Components and Criteria as set forth in Attachment 1 to this Exhibit.

                  (t) "TARGET CONVERSION DATES" means the commitment dates for the installation of each Target System in each Conversion to be mutually agreed upon by the parties in accordance with the provisions of Section 4 of this Exhibit.

                  (u) "TARGET ENVIRONMENTS" means the environments within which the converted Access Lines will be supported by the Target Systems and other components, as described in Section 1.2 of this Exhibit L.

                  (v) "TARGET SYSTEMS" means the systems which will support the Access Lines after Conversion specified in
                           Section 1.2(c) of this Exhibit.

         1.2 IN SCOPE. The Client's data from the Source Environments shall be converted into Target Environments consisting of the following components (which shall be "In-Scope"):

                  (a) operational components (as described in Exhibits A, B, C and D);

                  (b) infrastructure components (as described in Exhibits A and B); and

                  (c) the following application systems (software, control tables and parameters, application data stores):

                           (i)      ALLTEL Software as described in Exhibit H;

                           (ii) ALLTEL-Provided Third Party Software described in Exhibit I; and

                           (iii)    Equifax which is included within
                                    Client-Provided Third Party Software
                                    described in Exhibit G.

                  ALLTEL will support the Client's testing of interfaces to applications and/or systems which are "Out-of-Scope" (as described in Section 1.3), including interfaces to SSI, line testing, HHT, payroll and accounting This testing support shall be included In-Scope as mutually agreed by the parties. ALLTEL will test the industry specific interfaces including Billing and Collection providers, LIDB, and AT&T Invoice Derived Billing services.

         1.3 OUT OF SCOPE. Any applications or systems not specifically listed as in scope in Section 1.2 of this Exhibit L are not included in the Conversion and are a Client responsibility (referred to herein as "Out-of-Scope"). Those Out-of-Scope applications include, but are not limited to, Client-Provided Third Party Software (except for Equifax), accounting applications, HRMS, JDEdwards, PeopleSoft, SSI and the construction of interfaces between ALLTEL Software and Client applications, such as Client general ledger and payroll applications.

2.       CONVERSION APPROACH.

         2.1 Conversion of the Access Lines will be accomplished as two separate Conversions, one on June 1, 2000 for Access Lines located in Oklahoma and the other on September 1, 2000 for Access Lines located in Texas and New Mexico as described in Section 4 of this Exhibit and as mutually agreed by the parties.

         2.2 The detailed tasks necessary for each Conversion (including each party's specific roles and responsibilities) will be identified in the Conversion Project Plan which shall be developed jointly by ALLTEL and Client. The initial draft of the Conversion Project Plan (indicating tasks, estimated effort, timeframes and end products for activities to be conducted in support of each Conversion) shall be prepared by ALLTEL by December 29, 1999. The Conversion Project Plan will include, for example, the expected commencement and completion dates for integration testing, user acceptance testing, mock conversion testing, Post-Conversion Activities, identification of table load requirements, dates by which the parties will agree upon the Measurement Component Percentages as set forth in Section 6.4 of this Exhibit, identification of interdependencies between tasks, key milestones, level of Client Resources and level of ALLTEL-provided resources assigned to tasks, deliverables, and completion criteria. The Conversion Project Plan shall also track at a milestone level the following activities not included in the Conversion Services described in this Exhibit L: the Pre-Conversion Enhancements as described in Section 1.5 of Exhibit E and Gap Closure described in Section 1.2 of Exhibit E. Execution of tasks in the Conversion Project Plan will be the responsibility of the party so identified in the Conversion Project Plan. Both ALLTEL and Client are responsible for adequate and timely staffing and performance of all tasks as assigned.

         2.3 ALLTEL will obtain data from the Source Environment and load such data into the Target Environment for the Target Systems included In-Scope as described in Section 1.2 of this Exhibit. ALLTEL will provide project and design documents describing the details of how the Conversions will be accomplished under the Conversion Project Plan.

         2.4 ALLTEL will synchronize the data among the relevant Target Systems included In-Scope as described in Section 1.2 of this Exhibit to the extent allowed by the data from the Source Environment.

         2.5 ALLTEL will provide integration testing, support for user acceptance testing, mock conversion testing, programmatic post-Conversion data cleansing and application modifications to conversion programs for each Conversion.

3.       ROLES AND RESPONSIBILITIES.

         3.1      JOINT RESPONSIBILITIES.

                  (a) Both ALLTEL and Client are responsible for accurate and timely reporting of task progress and completions, as well as accurate reporting of project status. Reporting on status will require involvement in weekly tracking meetings and other meetings as needed.

                  (b) ALLTEL and Client will create Target Environment data tables for Table Administration, as specified in Exhibit J.

                  (c) ALLTEL and Client shall jointly conduct Post-Conversion Activities, including programmatic correction of errors by ALLTEL and service order cleanup by Client.

         3.2 ALLTEL ROLES AND RESPONSIBILITIES. In addition to the obligations otherwise set forth herein and ALLTEL's responsibility to timely complete its obligations under the Conversion Completion Plan for each of the Conversions, ALLTEL's obligations will include:

                  (a) Overall project responsibility for planning and managing each Conversion, including project support services, testing, exit planning and implementation;

                  (b)      Execution of integration testing;

                  (c) Mapping, development and testing of conversion programs, including writing programs to support those conversions which are automated;

                  (d)      Execution of mock conversion testing;

                  (e) Support of the Client acceptance test in conjunction with Client;

                  (f) Provide testing environment for all testing phases and ALLTEL-provided resources to answer questions regarding how application systems function;

                  (g)      Implementation of the final Conversions;

                  (h) Communications to Client regarding conversion process, including project status reporting;

                  (i)      Specify rules used to verify translations; and

                  (j) Upon the request of Client, providing assurance in writing signed by either the representative of ALLTEL set forth in Section 18.1 of the Agreement or an executive at ALLTEL authorized to make the representation that ALLTEL shall timely complete its obligations under this Exhibit L; provided, however, that liability for failure of ALLTEL to accomplish the representations made in such writing shall be limited to those penalties and payments otherwise set forth in this Exhibit L.

         3.3 CLIENT RESOURCES AND RESPONSIBILITIES. Client Resources and responsibilities include:

                  (a)      Assisting in data mapping as required;

                  (b)      Manual data cleanup;

                  (c) Executing test scripts and verifying test results for the Client acceptance test;

                  (d) Ensuring that Client Resources are available as required, including but not limited to Client Resources to help review and approve test results;

                  (e)      Ensuring timely assistance from GTE as provided in
                           Section 3.4;

                  (f) Identifying test equipment and providing necessary connectivity for CTS;

                  (g) Assigning Client Resources to the mapping and gapping sessions;

                  (h) Meeting with ALLTEL to understand the Conversion process;

                  (i) Manual equipment inventory and verification of installed equipment to the extent Client chooses to perform such inventory and verification;

                  (j) Develop and execute Client acceptance test scenarios in conjunction with ALLTEL;

                  (k) Provide required business decisions in a timely manner; and

                  (l) Provide proper industry notification of the Conversions.

         3.4 CLIENT RESPONSIBILITY FOR GTE ACTIVITIES. Client shall use its reasonable best efforts to ensure that GTE will timely provide the GTE assistance, data and information required to accomplish the Conversions, including, but not limited to, the Source Environment data for the Target Environments, or Client will otherwise timely obtain such assistance, data and information.. The assistance, data and information to be obtained from GTE includes, but is not limited to, the following:

                  (a) Appropriate resources as needed to participate in the mapping and gapping sessions;

                  (b)      Accurate and timely extract data from GTE systems;

                  (c)      Month-end data;

                  (d) Timely availability of GTE system staff for mapping and questions; and

                  (e) Information for pending service orders in a usable format.

                  Consistent with the Conversion Project Plan described in
                  Section 2.2 of this Exhibit, ALLTEL will notify either GTE or Client of ALLTEL's data requirements for the Target Environment and will notify Client if GTE fails to timely respond to ALLTEL's requests. Upon receiving notice of GTE's failure to timely respond, Client shall use its reasonable best efforts to cause GTE to respond as soon as possible to ALLTEL's request or Client shall provide such information as soon as possible using Client Resources.

         3.5 QUALITY OF DATA. Quality of converted data is a joint responsibility, with identifiable duties for both Client and
                  ALLTEL:

                  (a) ALLTEL is responsible for the automation of jointly-defined conversion program rules (algorithms) to take electronically available Source System data and convert it to identified Target System data structures.

                  (b) Client will cooperate by providing documentation of relevant Client business practices, defining data translation rules, populating user tables, and verifying resulting data quality.

                  (c) ALLTEL will provide control data and audit reports as defined in the Conversion project plan to support the verification.

                  (d) As early as practical, ALLTEL and Client will cooperate to set data quality and quantity targets, including mutual agreement on Measurement Component Percentages for the Conversion SLA as set forth in
                           Section 6.4 of this Exhibit, if applicable.

                  (e) During testing, Client and ALLTEL will cooperate to identify and correct defects (e.g., software or tables errors) and refine algorithms.

4. SCHEDULE. Each party agrees and acknowledges that conversion of each Source Environment may have unique requirements and issues and that timely Conversions are dependant upon the timely participation of both parties and GTE. The activities within a Conversion are spread over a period of time, so that not all Target Systems are installed on the same day. For ease of communication, a Conversion will be described as occurring on a mutually agreed upon Conversion Date at the beginning of a month, with the understanding that Target Conversion Dates, and thus the Conversion Date, will range over a period of days beginning in the prior month and ending in the Conversion month. Target Conversion Dates for the installation of each Target System in each Conversion will be set based upon the Conversion Project Plan and mutually agreed to in writing by both parties. The parties shall use their reasonable best efforts to agree upon the specific Target Conversion Dates on or before the date that the parties agree on the final Measurement Component Percentages as described in Section 6.4(j) of this Exhibit. The parties agree that the final Target Conversion Date shall be no later than September 8, 2000, subject to the assumptions set forth in Section 5 of this Exhibit. For purposes of determining ALLTEL's Actual Performance of the Conversion SLA, the Target

         Conversion Date for a particular system shall be the later of the date mutually agreed to in writing for such Target System or the first Day of the month of the Conversion (i.e., June 1, 2000 or September 1,
         2000). Further, Conversion shall be deemed to have occurred on the Target Conversion Date for that Target System so long as the applicable Target System is in production prior to the start of business on the next business Day. All Conversions, including Post-Conversion Activities are expected to be completed by September 30, 2000. Should all Conversions not be completed by this time, both ALLTEL and Client will use their best efforts to perform their obligations under the Conversion Project Plan in order to complete the remaining Conversions as soon as possible.

5. CONVERSION ASSUMPTIONS. Any changes to or deviations from the following assumptions could affect the quality, schedule and/or cost of the Conversion Services:

         5.1 Client will convert to one of ALLTEL's existing LIDB providers.

         5.2 There will be timely receipt of accurate and complete data from both Client and GTE.

         5.3 There will be one fully automated, flash-cut Conversion for Oklahoma and one fully automated, flash-cut Conversion for Texas and New Mexico as to be specified in the Conversion Project Plan for Access Lines to be converted.

         5.4 GTE and Client Resources (including information, decisions and resources) required to plan and implement the Conversions will be accurate, complete and made available to ALLTEL on a timely basis.

         5.5 There will be no application modifications except for the Pre-Conversion Enhancements described in Section 1.5 of Exhibit E which are scheduled, prioritized, tested and installed prior to the applicable Conversion.

         5.6 Electronic data extracts will be available from all GTE applications for data that is to be converted from Source System to Target System as to be specified in the Conversion Project Plan for Access Lines to be converted.

         5.7 One GTE source system and practices exist for each application.

         5.8 Client will provide business analysts for data verification of both reference data and conversion data as to be specified in the Conversion Project Plan for Access Lines to be converted.

         5.9 There will be no significant reprioritization of tasks by Client after development of and agreement on the Conversion Project Plan.

         5.10 Client will provide timely and complete verification of test results in conjunction with ALLTEL as to be specified in the Conversion Project Plan for Access Lines to be converted.

         5.11 AT&T subscribers will continue to receive AT&T Invoice Derived Billing.

         5.12 ALLTEL will bill client retail customers utilizing the same billing cycles as currently being utilized within GTE.

         5.13     Client exchanges will convert as full Revenue Accounting
                  Offices.

6.       CONVERSION SLA AND OTHER PAYMENTS.

         6.1 GENERAL. Subject to Section 6.2 of this Exhibit, ALLTEL shall use its reasonable best efforts to perform the Services in connection with each Conversion at a level of quality, performance and timeliness at least equal to the Conversion SLA.

         6.2 EXCLUSIONS. With respect to either Conversion, as applicable, ALLTEL shall be not be subject to any claim of material breach and shall be relieved of its responsibility for any failure to meet the Conversion SLA to the extent that any of the following adversely affects ALLTEL's ability to timely accomplish either Conversion, provide the Conversion Services or meet any Measurement Component Percentage:

                  (a) any of the assumptions set forth in Section 5 of this Exhibit are materially incorrect;

                  (b) there is not at least ninety (90) Days between each of Client's Conversions;

                  (c) Client fails to timely provide the Client Resources and responsibilities under Section 3.3 or to ensure timely participation by GTE under Section 3.4 of this Exhibit; or

                  (d) there occurs a force majeure event under Section 17 of the Agreement.

         6.3      MATERIAL BREACH.

                  (a) Based upon the facts and circumstances at the time, Client has the right to declare that ALLTEL has committed a material breach of the Agreement under
                           Section 19.2 of the Agreement, provided that the underlying facts support such a claim. Client shall have waived its right to terminate the Agreement pursuant to Section 19.2 based on ALLTEL's Actual Performance of the Conversion Services with respect to the Conversion for which the Conversion SLA Performance Payment/Credit or any payment from ALLTEL pursuant to Section 6.3(b) or (c) was accepted if such claim is not brought within ninety (90) Days of the Conversion Completion Date for the second Conversion; provided ALLTEL does not refuse or fail to provide information reasonably requested by Client which the

                           Client reasonably deems necessary to determine whether a breach may have occurred and that Client had actual knowledge of such breach.

                  (b) Subject to the provisions of Section 15 of the Agreement, in the event (i) ALLTEL materially breaches its obligations as provided in Section 19.2 in providing the Conversion Services under this Exhibit L; (ii) Client elects not to terminate this Agreement or the Conversion Services under Section
                           19.2 of the Agreement; and (iii) the Closing Date for the affected Conversion is extended without Client incurring expenses for Continuation Services as described in Schedule 9.4 of the GTE Agreements, ALLTEL shall be responsible for Client's reasonable out-of-pocket operating expenses from the Day of the initial scheduled Closing Date through the earlier of the revised Closing Date or commencement of Continuation Services under subsection (c) for call center employee expenses, payroll and employees' expenses for headquarters staff and lease expenses for Call Centers and Client headquarters, in an amount of not to exceed $[*****] per month for a breach related to the Conversion of the Oklahoma Access Lines and $[*****] per month for a breach related to the Conversion of the Texas and New Mexico Access Lines.

                  (c) In addition to amounts payable under subsection (b) of this Section, in the event (i) ALLTEL materially breaches its obligations as provided in Section 19.2 in providing the Conversion Services under this Exhibit L; (ii) Client elects not to terminate this Agreement or the Conversion Services under Section
                           19.2 of the Agreement; and (iii) as a result of such breach, Client incurs direct out-of-pocket expenses, actually incurred, for Continuation Services as described in Section 9.4 of the GTE Agreements, ALLTEL shall be responsible for (i) expenses for Continuation Services as described in Section 9.4 of the GTE Agreements in an amount not to exceed $[*****] plus the recurring monthly processing charges for Client's Access Lines limited to the amount of $[*****] for each Access Line for which Client obtains Continuation Services for a period of not to exceed six (6) months. Upon request by Client, ALLTEL shall pay such amounts directly to GTE by the due dates agreed to by Client and GTE.

                  (d) Client shall use reasonable best efforts to negotiate the Continuation Services Agreement as defined in the GTE Agreements and obtain regulatory approvals in connection with the purchase of the Access Lines in such a manner as to minimize ALLTEL's liability under this Section, provided that, all decisions regarding such matters shall be at Client's sole discretion.

         6.4 ESTABLISHMENT OF MEASUREMENT COMPONENT PERCENTAGES. The Measurement Component Percentages for each Measurement Component shall be determined and mutually agreed upon using the following process and in accordance with the Conversion Project Plan:

                  (a) CONDUCT INITIAL ASSESSMENT OF DATA. ALLTEL will perform an initial assessment of data extracted from the Source Systems within twenty (20)
                  business Days following receipt of all data from Client and/or GTE which is needed for ALLTEL to perform the assessment.

                  (b) ANALYZE AND REPORT ON INITIAL ASSESSMENT OF DATA. The results of the initial assessment of data described in subsection (a) above will be analyzed jointly by ALLTEL and Client to determine what data exists on the Source System and/or extract. ALLTEL will provide Client with reports describing actual Source System record counts verses expected record counts.

                  (c) PERFORM INTEGRATION TESTS. ALLTEL will perform integration testing to establish the initial Measurement Component Percentages.

                  (d) DETERMINE STEPS TO IMPROVE MEASUREMENT COMPONENT PERCENTAGES. A detailed list of required tasks which may improve the initial Measurement Criteria Percentage for each Measurement Component will be created by ALLTEL and provided to Client, together with the anticipated percentage increase in the Measurement Criteria Percentage associated with each task.

                  (e) UNDERTAKE ACTIVITIES TO IMPROVE INITIAL MEASUREMENT COMPONENT PERCENTAGES. ALLTEL and Client shall mutually agree to undertake quality improvement tasks intended to improve the initial Measurement Component Percentages established based on integration test results. ALLTEL and Client shall establish testing targets for mock conversion testing based on the anticipated results of those quality improvement tasks. Quantity improvement tasks may include the following:

                           - Modification to programming conversion algorithms performed by ALLTEL;

                           - Table corrections performed by ALLTEL or Client;

                           -        Data clean-up performed by Client;

                           -        Data cleansing performed by ALLTEL.

                           Each quality improvement task will be assigned to either ALLTEL or Client and will be documented by ALLTEL. For example, a programmatic change which may improve the initial Measurement Criteria Percentage for the Measurement Component CAMS Customer Entities may be identified with the anticipated percentage increase in the Measurement Criteria Percentage for that Measurement Component of five percent (5%). ALLTEL and Client would mutually agree that such task would be assigned to ALLTEL. with the anticipation that the Measurement Criteria Percentage for that Measurement Component against which ALLTEL will be measured following Conversion would be increased as a result of the successful completion of the assigned task. ALLTEL will be held accountable only for the task assigned to ALLTEL. If Client does not timely perform tasks assigned to Client, Measurement

                           Component Percentage would not be increased for that Measurement Component to the extent expected as related to those tasks.

                  (f) CONDUCT MOCK CONVERSION TESTING. ALLTEL will perform mock conversion testing to determine whether the activities described in subsection (e) above had the anticipated effect and to refine the initial Measurement Component Percentages.

                  (g) DETERMINE STEPS TO FURTHER IMPROVE MEASUREMENT COMPONENT PERCENTAGES. A follow-up list of quality improvement tasks which may further improve the Measurement Criteria Percentages will be created by ALLTEL and provided to Client, together with the anticipated percentage increase in the Measurement Criteria Percentage associated with each task.

                  (h) UNDERTAKE ADDITIONAL ACTIVITIES TO IMPROVE INITIAL MEASUREMENT COMPONENT PERCENTAGES. ALLTEL and Client shall mutually agree to undertake additional quality improvement tasks intended to further improve the Measurement Component Percentages. Each quality improvement task will be assigned to either ALLTEL or Client and will be documented by ALLTEL. ALLTEL will be held accountable only for the task assigned to ALLTEL. If Client does not timely perform tasks assigned to Client, Measurement Component Percentage would not be increased for that Measurement Component to the extent expected as related to those tasks.

                  (i) AGREE UPON FINAL MEASUREMENT COMPONENT PERCENTAGES. Based on the results of and after the completion of the activities described in subsections (a) through
                           (h) of this Section 6.4, ALLTEL and Client shall mutually agree in writing upon the final Measurement Component Percentages to be used in evaluating ALLTEL's Actual Performance with the Conversion SLA.

         6.5 CONVERSION SLA PERFORMANCE ASSESSMENT. ALLTEL's Actual Performance of the Conversion SLA, together with the resulting Conversion SLA Performance Payment/Credit shall be determined separately for each Conversion. The determination of ALLTEL's Actual Performance for each Conversion shall be made as of the date of the completion of Post-Conversion Activities for each Conversion and in accordance with this Section 6.5.

                  (a) CONVERSION SLA PERFORMANCE PAYMENT/CREDIT. Subject to the remainder of this Section, for each Conversion the Conversion SLA Performance Payment/Credit shall be equal to the amount representing the product of:
                           (i) .03 of the Conversion Fees (as defined in Exhibit
                           E) for that Conversion (determined based on the ratio that the number of Access Lines in that Conversion bears to the total number of Client Access Lines converted pursuant to this Exhibit L) and (ii) the applicable Conversion

                           SLA Factor. The Conversion SLA Performance
                           Payment/Credit (which may be a negative amount if such payment is in Client's favor) shall be applied to the balance of the Capitalized Conversion Fees (as defined in Exhibit E) as of the date of calculation.

                  (b) MISSED CONVERSION DATE AND CONVERSION SLA FACTOR. If the Conversion to any Target System occurs after the Target Conversion Date for that Target System as a result of the negligence, inaction or fault of ALLTEL and ALLTEL makes any payments to Client pursuant to
                           Section 6.3(b) or (c) of this Exhibit, the Conversion SLA Factor shall be zero (0) and neither Client nor ALLTEL shall be eligible for any Conversion SLA Performance Payment/Credit.

                  (c) POINT TOTALS AND CONVERSION SLA FACTOR. If Conversion to any Target System occurs on or before the mutually agreed upon Target Conversion Date for that Target System or occurs after the mutually agreed upon Target Conversion Date for that Target System as a result of actions or inactions beyond the reasonable control of ALLTEL (including without limitation the exclusions set forth in Section 6.2 of this Exhibit):

                           (i) For each Measurement Component, ALLTEL's Actual Performance shall be compared to the Measurement Component Percentage mutually agreed upon by ALLTEL and Client as set forth in Section 6.4 of this Exhibit. If ALLTEL's Actual Performance is within a two percent (2%) range of the Measurement Component Percentage or exceeds the Measurement Component Percentage, ALLTEL shall earn the Points associated with that Measurement Component as set forth in Attachment 1 to this Exhibit. If ALLTEL's Actual Performance is not at least within a two percent (2%) range of the Measurement Component Percentage, ALLTEL earns zero (0) Points for that Measurement Component. ALLTEL acknowledges that for purposes of determining ALLTEL's Actual Performance, to the extent data fails to map to agreed upon field locations in the Target System, such data will not be considered "loaded" as that term is used in Attachment 1 to this Exhibit.

                           (ii) For each System Group, the Points for each of the Measurement Components shall be totaled and compared with Table L.1 in Attachment 1 to determine whether the Points for each System Group is "Below Target". If the Points for any System Group is "Below Target", then ten (10) Points shall be subtracted from the total Points for purposes of determining the Conversion SLA Factor under Table L.2.

                           (iii) Using Table L.2 set forth in Attachment 2 to this Exhibit, the Conversion SLA Factor shall be determined on the basis of the total Points for ALLTEL's Actual Performance which shall be the sum of the Points for each System Group less any reduction as specified in subsection (ii) above.

                                  ATTACHMENT 1
                                 CONVERSION SLA

MEASUREMENT COMPONENTS. The following lists the Measurement Components for each System Group of Target Systems measured by the Conversion SLA. As set forth in Exhibit L, ALLTEL and Client shall mutually agree on the Measurement Component Percentages for each Measurement Criteria set forth below in accordance with the provisions of this Exhibit L.

                ASAP AND CABS MEASUREMENT COMPONENTS AND CRITERIA

       MEASUREMENT COMPONENTS                      MEASUREMENT CRITERIA                  SYSTEM        POINT VALUE
       ----------------------                      --------------------                  ------        -----------
Percent of Network Loaded             Percent of circuits,  equipment, and equipment                        3
                                      assignments   loaded  from  Source  System  to      ASAP
                                      Target System.

Percent of Circuits with DLRs         Percent of Circuits that have a  corresponding                        2
                                      DLR.                                                ASAP

Percent of CLLI Codes Loaded          Percent  of  entities  residing  on the source                        1
                                      file  will  be  loaded  to the  target  system      ASAP
                                      (measured by source file  control  reports and
                                      conversion load reports).

Percent of ASR Orders Loaded          Percent of ASR orders  residing  on the source                        2
                                      file will be loaded to the target system.           ASAP

Percent of Local Orders Loaded        Percent  of  Local  Orders   residing  on  the                        2
                                      source  file  will  be  loaded  to the  target      ASAP
                                      system.

Special Circuits                      Percent of special  circuits  loaded into ASAP                        5
                                      from CABS  residing on the source file will be      CABS
                                      loaded to the target system.

Switched Circuits                     Percent of switched  circuits loaded into ASAP                        5
                                      from CABS  residing on the source file will be      CABS
                                      loaded to the target system.

                    CAMS MEASUREMENT COMPONENTS AND CRITERIA

       MEASUREMENT COMPONENTS                      MEASUREMENT CRITERIA                  SYSTEM        POINT VALUE
       ----------------------                      --------------------                  ------        -----------
Customer Entities                     Percent of customer  accounts  residing on the      CAMS              2
                                      Source   System  that  loaded  to  the  Target
                                      System.

Served Entities                       Percent of telephone  access lines residing on      CAMS              6
                                      the  source  file that  loaded  to the  target
                                      system.

Non-Recurring Charges - Charges for   Percent of  charges  for  services  that occur      CAMS              2
services that occur only once.        only once  residing  on the  source  file that
                                      loaded to the target system.

Recurring Charges                     Percent of charges for services  that occur on      CAMS              6
                                      a monthly  basis  residing  on the source file
                                      that loaded to the target system.

Unapplied Adjustments                 Percent of  miscellaneous  charges and credits      CAMS              2
                                      that have not been  applied to the  customer's
                                      balance.

Unapplied Payments                    Percent  of   payments   that  have  not  been      CAMS              2
                                      applied to the customer's  balance residing on

                                      the  source  file that  loaded  to the  target
                                      system.

Deposits                              Percent  of  amounts  that  are  held  by  the      CAMS              2
                                      company as  security  against  the  customer's
                                      account  residing  on the  source  file  that
                                      loaded to the target system.

Directory Advertising                 Percent of amounts  charge to the  customer on      CAMS              2
                                      a  monthly  basis  for  directory  advertising
                                      contract  residing  on the  source  file  that
                                      loaded to the target system.

Balances                              Percent  of  amounts   owed  by  the  customer      CAMS              4
                                      residing  on the  source  file that  loaded to
                                      the target system.

MPS Usage Extract                     Percent  of  entities  residing  on the source      CAMS              6
                                      file  that   loaded  to  the   target   system
                                      (measured  by  source  system  count  rpts and
                                      conversion load rpts).

MPS Balance  from  Conversion         Percent  of  unbilled   toll   messages   that      CAMS              4
loads to Front End loads              convert from Source System to CAMS.

MPS Balance  from Front End loads     Percent of  unbilled  toll  messages  that are      CAMS              2
to Back End loads                     processed within a bill cycle.

                     CCS MEASUREMENT COMPONENTS AND CRITERIA

       MEASUREMENT COMPONENTS                      MEASUREMENT CRITERIA                  SYSTEM        POINT VALUE
       ----------------------                      --------------------                  ------        -----------
                                      Percentage of premises  loaded in CCS from the       CCS              4
CCS Premises Load                     input from MIROR, Directory, and CAMS

CAMS Load                             Percentage  of customers  loaded into CCS from       CCS              4
                                      CAMS input

Pending Order Load Rate               Percentage  of pending  orders loaded into CCS       CCS              2
                                      from pending order input(s)

                    E911 MEASUREMENT COMPONENTS AND CRITERIA

       MEASUREMENT COMPONENTS                      MEASUREMENT CRITERIA                  SYSTEM        POINT VALUE
       ----------------------                      --------------------                  ------        -----------
Customer Load                         Percent of customers on the file vs.  customer      E911              7
                                      records loaded in the E911 system.

MSAG Load                             Percent  of MSAGs  sent vs.  MSAGS  loaded  in      E911              7
                                      E911 system per Client instructions.

               MIROR AND TARP MEASUREMENT COMPONENTS AND CRITERIA

       MEASUREMENT COMPONENTS                      MEASUREMENT CRITERIA                  SYSTEM        POINT VALUE
       ----------------------                      --------------------                  ------        -----------
M POTS Load                           Percent of phone  numbers on the Client Source      MIROR             5
                                      System  file  adjusted  for  missing   numbers
                                      identified  by Client  vs.  records  loaded in
                                      MIROR.

M Special Load                        Percent  of  circuits  on  the  Client  Source      MIROR             5
                                      System  file  adjusted  for  missing  circuits
                                      identified  by  Client  vs.  special   circuit
                                      records loaded in MIROR.

T POTS Load Quantity                  Percent  of  phone  numbers  loaded  in  MIROR      TARP              3
                                      versus records loaded in TARP.


T Specials Load Quantity              Percent of  circuits  loaded from GTE Source       TARP          3
                                      System and ASAP System to TARP System.

                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT L
                                                                           FINAL

                                  ATTACHMENT 2
                                 CONVERSION SLA

                                    TABLE L.1

SYSTEM GROUP             BELOW TARGET      MAXIMUM POINTS AVAILABLE
------------             ------------      ------------------------
CABS/ASAP                 < 15 Points              20 Points

CAMS                      < 30 Points              40 Points

CCS                       < 6 Points               10 Points

E911                      < 14 Points              14 Points

MIROR/TARP                < 11 Points              16 Points
                                                  ----------
   Total Point Value                              100 Points
                                                  ----------

                                   TABLE L.2

TOTAL POINTS FOR ALLTEL'S ACTUAL PERFORMANCE      CONVERSION SLA FACTOR
--------------------------------------------      ---------------------

              80 - 100 Points                              1.0

               75 - 79 Points                             0.66

               70 - 74 Points                             0.33

                < 70 Points                              - 0.5

                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT M
                                                                           FINAL

                                    EXHIBIT M
                                TRAINING SERVICES

         This Exhibit describes the services that constitute the "Training Services", which shall consist of the "Call Center Training" described in
Section 1, the "Trainer Development" described in Section 2, and the "Non-Call Center Application Training" described in Section 3. At Client's request, ALLTEL will provide the following Training Services in accordance with the Training Plan described in 6.1(f) to the Client's call center agents ("Call Center Staff"), Client trainers, including both employees and subcontractors ("Client Trainers") and other Client employees or subcontractors ("Other Staff").

1. CALL CENTER TRAINING. The following section describes Call Center Training consisting of Call Center Staff Training and Call Center Application Training.

         1.1 CALL CENTER STAFF TRAINING. The Call Center Staff Training curriculum will consist of Client-specific business processes, business skills, sales skills and application training developed and delivered as a comprehensive unit. Client-specific training material will be developed, customized, produced and provided per course. Call Center Staff Training will include:

     COURSE NAME                                DESCRIPTION
     -----------                                -----------
Business                   Process Classes will instruct Call Center Staff in
                           the process flows surrounding different call and
                           transaction types the Call Center Staff is expected
                           to receive.

Telephone Skills           Classes will provide instruction in basic telephone
                           etiquette promoting good general phone skills, i.e.,
                           acknowledging holds, proper greeting and close, and
                           courtesy.

Products and Services      Classes will provide instruction based on Client's
                           products and services and defines features and
                           functions of each product.

Call Maps/Call Flow        Classes will walk Call Center Staff through the
                           majority of call types they are expected to receive
                           and how to process an inbound call step by step.

Sales Classes will be designed to help Call Center Staff maximize selling skills by listening to customer needs, selecting proper products, overcoming objections, and closing the sale.

Call Center Orientation    Classes will be designed to provide Call Center Staff
                           with an overview of the environment in which they
                           will be working.

Departmental Interfaces    Classes will be designed to introduce Call Center
                           Staff to other operating departments with which they
                           will interface.

Role Play and Call         On-going role-play and call simulation exercises will
Simulation                 be administered by ALLTEL and Client Trainers prior
                           to the center opening. This allows Call Center Staff
                           to perform in a near-work environment and is a
                           precursor to accepting "live" calls.

Basic Telephony            An introduction to the telecommunications industry,
                           language, and work environment.

Technical Knowledge        A high-level overview of the ALLTEL suite of
Overview                   applications. This provides instruction on how each
                           product performs as well as its role within the

         1.2 CALL CENTER APPLICATION TRAINING. Call Center Application Training will be conducted at Client's facilities and will consist of the following classes:


    COURSE NAME                             DESCRIPTION
    -----------                             -----------
CCS                        A hands-on class that provides in-depth instruction
                           on the CCS application, which is used to process
                           service orders.

Report Viewing System      A hands-on, self-paced introduction to the tool,
                           which is used to view and print reports.

CAMS A hands-on class that provides instruction and use of the ALLTEL billing system. CAMS is used to record customer service order data, track billing, process messages and post payments.

TARP A hands-on class that provides instruction and use of the Trouble Analysis Reporting Process application.
                           TARP is used to record trouble reports from customers.

E911 A hands-on class that provides instruction and use of the E911 system using a Master Street Address Guide
                           (MSAG).

2. TRAINER DEVELOPMENT. The following Client Trainer Development shall be provided by ALLTEL to Client Trainers for Call Center Staff and Other Staff. The Trainer Development Process shall consist of the following four (4) phases:

              PHASE                                              DESCRIPTION
              -----                                              -----------
Phase I - Attend Class           ALLTEL will teach the classes noted in this Exhibit to the Client
Instructed by ALLTEL             Trainers.  Each Client Trainer who will instruct a course must first complete the course as a participant.

Phase II -Trainer Development    Client Trainers will assist ALLTEL trainers as the ALLTEL trainers prepare for class.

Phase III - In Class Support     ALLTEL will coach and assist Client Trainers as they prepare to teach
(Transition)                     their assigned class(es).  An ALLTEL trainer will attend classes instructed by a Client Trainer for each class listed in this Exhibit as an assistant.  ALLTEL will provide support, coaching, follow-up and debriefing during these classes.


Phase IV - Post Training         ALLTEL will provide a minimal training staff to answer questions and
Support                          resolve problems as they arise.

3. NON-CALL CENTER APPLICATION TRAINING. ALLTEL will provide the following Non-Call Center Training to Client Trainers and Other Staff:

COURSE NAME                             DESCRIPTION
-----------                             -----------
TARP                       A hands-on class that provides instruction
                           and use of the Trouble Analysis Reporting
                           Process application. TARP is used to record
                           trouble reports from customers.

ASAP -                     An overview of the Access Services and
Introduction               Provisioning application.

ASAP - Access              A hands-on class that provides instruction
Ordering                   and the use of the Access Services and
                           Provisioning application. It is used to
                           enter access service requests.

ASAP -                     A hands-on class that provides instruction
Engineering                and use of the Access Services and
                           Provisioning application used to design
                           special circuits.

MIROR A hands-on class that provides instruction and use of the Mechanized Inventory Records
                           Order Reconciliation system. MIROR maintains the inventory database of switches, cables, terminals, telephone numbers and other equipment or facilities that make up the telephone network.

MPS A hands-on class that provides instruction and use of the MPS application. MPS prepares all message records (telephone calls) for end-user billing and distribute the records to the proper billing system.

E911 A hands-on class that provides instruction and use of the E911 system using a Master
                           Street Address Guide (MSAG).

WFM - TAS                  A hands-on class that provides instruction
                           and use of the Work Force Management
                           application, that interacts with hand-held
                           devices.

WFM - UDS                  A hands-on class that provides instruction
                           and use of the Work Force Management System
                           used to send messages out to the workforce.

CABS A hands-on class that provides instruction and use of the CABS application. CABS is used to bill customers for leasing and/or using a local telephone company's circuits
                           (access lines).

CAMS A hands-on class that provides instruction and use of the ALLTEL billing system for non-call center users (e.g. accounts receivable).

CTS A hands-on class that provides instruction and use of centralized access to several different types of line testing equipment
                           (test heads). The course will cover two main activities:

                           - Automatic tests for reported troubles
                           - Request and review of line tests

4. TRAINING SERVICES AFTER THE CONVERSION COMPLETION DATE. Client may obtain additional Training Services after the Conversion Completion Date under the following conditions:

         (a) Client will schedule the additional Training Services on no less than sixty (60) Days advance written notice.

         (b) Client acknowledges that the scheduling of additional Training Services is subject to ALLTEL training resources availability for the requested dates.

         (c) ALLTEL will provide the additional Training Services in the quantities, at the times and under the conditions mutually agreed by ALLTEL and Client.

5. ASSUMPTIONS. The Service Fees for Training Services are based on the following assumptions. ALLTEL may increase the Service Fees for Training Services and/or ALLTEL shall be allowed additional time to perform the Training Services if any of the following assumptions are materially incorrect:

         (a) The Training Services curriculum will be developed and tailored specifically for the Client and will include the classes described in Sections 1, 2 and 3 of this Exhibit.

         (b) All Call Center Staff, Client Trainers and Other Staff will be proficient in the use of PCs and Windows 9X/NT prior to classroom training.

         (c) Trainer Development and Call Center Training will occur simultaneously and will require approximately ten (10) to twelve (12) weeks for each Call Center Staff to complete. Upon completion, an additional two (2) weeks of role-playing will be required for each Call Center Staff including Client Trainers.

         (d) ALLTEL will provide the Call Center Training for up to two hundred (200) Call Center Staff in no less than fourteen (14) and no greater than seventeen (17) groups of classes.

         (e)      Training of Client Trainers will be conducted on-site at one
                  (1) or more of Client's facilities provided with WAN Connectivity as set forth in Exhibit B.

         (f) The Client shall provide classrooms with at least one workstation for each student and instructor with proper connectivity for the applications to be trained, as well as standard training equipment, including whiteboards, flip charts, overhead projector and PC projection unit.

         (g) Training Services will be scheduled and conducted according to the Training Plan described in Section 6.1(f) and Client requirements on which the Training Plan is based do not materially change. If the Client makes decisions that alter the Training Plan, ALLTEL reserves the right to adjust the Service Fees and/or time of delivery appropriately.

         (h) Exact class sizes will be determined by the Training Plan provided by ALLTEL. The size is currently estimated at twelve
                  (12) to fifteen (15) students per class.

         (i)      All training and materials will be provided in English.

6.       ROLES AND RESPONSIBILITIES.

         6.1 ALLTEL ROLES AND RESPONSIBILITIES. In addition to the other obligations set forth in this Exhibit, ALLTEL shall be responsible for the following:

                  (a)      For Call Center Application Training (described in
                           Section 1.2) and Non-Call Center Application Training (described in Section 3) classes that are taught by ALLTEL trainers, ALLTEL will provide all handout materials, manuals, procedure guides and overheads required. These items will be shipped to the training site prior to the start of each class.

                  (b) From the Effective Date through the Conversion Completion Date, ALLTEL will provide all handout materials, manuals, procedure guides and overheads required for the Call Center Staff Training classes described in Section 1.1. These items will be shipped to the training site prior to the start of each Call Center Staff Training class.

                  (c) ALLTEL will provide class agendas and time schedules in connection with the Training Services.

                  (d) From the Effective Date through the Conversion Completion Date, ALLTEL will provide a training plan owner to coordinate training times, schedules, and travel arrangements.

                  (e) Following each class taught by ALLTEL, ALLTEL will provide the Client with: o Sign-In sheets from the class; and o A copy of the completed class evaluations

                  (f) If ALLTEL is required to reschedule a class, written notice will be given to Client at least ten (10) business days in advance if possible.

                  (g) Within sixty (60) Days from the Effective Date, ALLTEL will provide to Client a written Training Plan for Training Services that will describe the specific Training Services to be provided by ALLTEL.

                  (h) From the Effective Date through the Conversion Completion Date, ALLTEL shall be responsible for maintaining the training environment consistent with the production environment.

                  (i) After the Conversion Completion Date, ALLTEL will continue to maintain the training environment as provided in Exhibit A. In order to make changes to the Client-specific training data, Client must submit a SER or RIS through the Variable Staff. Client is responsible for making all changes to the Client-specific training data.

         6.2 CLIENT RESOURCES AND RESPONSIBILITIES. Client shall be responsible for the following Client Resources and responsibilities:

                  (a) Client shall provide no less than ten (10) employees or subcontractors who will participate as Client Trainers in the Call Center Training Trainer Development. The Client Trainers will be identified on or prior to the date specified in the Training Plan.

                  (b) Pay travel costs, shipping fees, lodging fees, and travel time for ALLTEL trainers as a Pass-Through Expense.

                  (c) After the Conversion Completion Date, the Client will be responsible for maintaining and updating all training materials, except for ALLTEL material provided for the Call Center Application Training and Non-Call Center Application Training taught by ALLTEL as provided in Section 6.1(a) of this Exhibit. Client shall nonetheless remain responsible for any customization of the material provided by ALLTEL pursuant to Section 6.1(a).

                  (d) The Client will provide a training liaison, which will be the single contact responsible for coordinating pre-training, training, and post-training activities at the Client facilities. These activities include scheduling of classes and participants, receiving shipped material, providing directions to the facility, coordinating connectivity and logons, assisting in testing connectivity and access to the software, providing rosters, making all classroom reservations and preparations, and confirming class registration. The Client training liaison will coordinate activities with the ALLTEL.

                  (e) If it becomes necessary to cancel a class, the Client will notify ALLTEL via e-mail at least ten (10) business Days in advance of the class. Otherwise, Client will be charged a cancellation fee. The cancellation fee will not exceed the price of the class specified in Exhibit E. The Client will also be responsible for informing the Client employees of the class cancellation.

                  (f) The Client is responsible for ensuring that the Client Trainers have knowledge of Client's business policies, presentation skills and training skills prior to starting the Trainer Development plan.

                  (g) After the completion of the Training Plan, the Client will be responsible for training the Client employees. Additional Training may be requested by the Client in accordance with the provisions of this Exhibit.

                  (h) The Client is responsible for ensuring all Call Center Staff is hired on or prior to the latest hire dates specified in the Training Plan. The Client will further ensure that Call Center Staff complete all training prerequisites per the Training Plan.

                  (g) After the Conversion Completion Date, the Client will be responsible for coordinating and scheduling all training database activities, including refreshes and updates.

7. CONFIDENTIALITY. Notwithstanding any other provision of this Agreement, prior to attending any classes described in this Exhibit M, subcontractors of Client must execute a Confidentiality and Non-Disclosure Agreement, in the form provided by ALLTEL, prohibiting such subcontractor(s)' disclosure or mis-use of any ALLTEL Confidential Information which may be disclosed during such classes.

                                    EXHIBIT N
                        MUTUAL CONFIDENTIALITY AGREEMENT

         This Confidentiality Agreement ("Agreement") is effective as of the 19th day of August, 1999, ("Effective Date"), and is by and between dba Communications, LLC, 1200 19th Street, NW, Suite 500, Washington, D.C. 20036, and ALLTEL INFORMATION SERVICES, INC., 4001 Rodney Parham Road, Little Rock, Arkansas 72212. For purposes of this Agreement, the party providing Confidential Information (as that term is defined below), and such party's direct or indirect subsidiary corporations and affiliates shall be referred to as the "Transmitting Party" and the party receiving the Confidential Information (as such term is defined below) and such party's direct or indirect subsidiary corporations and affiliates shall be referred to as the "Receiving Party".

         IN CONSIDERATION of the mutual promises and covenants contained herein, the parties hereto agree as follows:

         1. Any agreements, financial information, data, reports, analyses, compilations, statistics, summaries, source or object code, documentation, manuals, studies, and any other materials or information, or any materials based thereon, whether written or oral, concerning a Transmitting Party, including, without limitation, such Transmitting Party's intellectual property, clients, businesses plans, policies, procedures, standards and products (collectively the "Confidential Information") furnished directly or indirectly by a Transmitting Party or any of such Transmitting Party's directors, officers, employees, agents, attorneys, accountants, advisors and other representatives (collectively the "Representatives"), shall be kept confidential and shall not, without the Transmitting Party's prior written consent, be disclosed by the Receiving Party or its Representatives in any manner whatsoever, in whole or in part, except to the extent that the Receiving Party or its Representatives becomes legally compelled to disclose any of the Confidential Information (and the Receiving Party complies with the provisions of Paragraph 4). The Receiving Party agrees to reveal the Confidential Information only to Representatives who need to know, and who are informed by the Receiving Party of the confidential nature of the Confidential Information and who agree to act in accordance with the terms and conditions of this Agreement.

         2. The term "Confidential Information" does not include information which (i) was or becomes generally available to the public other than as a result of a disclosure by the Receiving Party or the Receiving Party's officers, employees, agents, or advisors, or (ii) was or becomes available to the Receiving Party on a non-confidential basis from a source other than the Transmitting Party or its advisors, provided that such source is not bound by a confidentiality agreement with the Transmitting Party, or (iii) was within the Receiving Party's possession prior to its being furnished, provided that the source of such information was not bound by a confidentiality agreement in respect thereof, or (iv) was independently acquired as a result of work carried out by an employee of the Receiving Party to whom no disclosure of such information has been made directly or indirectly.

         3. Within a reasonable time after the Transmitting Party's written request, the Receiving Party shall promptly redeliver all written material containing or reflecting any information contained in the Confidential Information and will not retain any copies, extracts, or other reproductions in whole or in part of such written material. All documents, memoranda, notes, or other writings whatsoever, prepared and based on the information contained in the Confidential Information shall be returned or destroyed.

         4. The Receiving Party acknowledges the competitive value and confidential nature of the Confidential Information and that disclosure thereof to any third party could be competitively harmful to the Transmitting Party. In the event that the Receiving Party or any party to whom it transmits the Confidential Information pursuant to this Agreement becomes legally compelled to disclose any of the

Confidential Information, the Receiving Party shall provide the Transmitting Party with prompt notice, so that the Transmitting Party may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, the Receiving Party shall furnish only that portion of the Confidential Information which is legally required and the Receiving Party shall exercise its reasonable best efforts to obtain reasonable assurance that confidential treatment will be accorded the Confidential Information.

         5. The Receiving Party acknowledges and agrees that, given the nature of the Confidential Information and the competitive damage that would result to the Transmitting Party if information contained therein is disclosed to any third party, money damages would not be sufficient remedy for any breach of this Agreement by the Receiving Party, and that, in addition to all other remedies, the Transmitting Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach, and the Receiving Party further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy.

         6. No failure or delay by the Transmitting Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege hereunder.

         7. This Agreement shall be governed by and construed in accordance with the laws of the State of Arkansas. All judicial proceedings to be brought with respect to the Agreement or any other dispute between the parties hereto shall be brought in the United States District Court for the Eastern District, Western Division of Arkansas in Little Rock, Arkansas (the "Court") and by execution and delivery of this Agreement, the parties hereto each accepts generally and unconditionally the non-exclusive jurisdiction of the Court and irrevocably waives any objection (including, without limitation, any objection of the laying of venue based on the grounds of forum non-conveniens) which either of them may now have or hereafter have to the bringing of any such action or proceeding with respect to this Agreement or any other dispute in the Court.

         8. In the event that any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         9. The parties hereto agree that this Agreement constitutes the complete and exclusive statement of the terms and conditions between the parties covering the subject matter hereof, supersedes all prior agreements and understandings concerning such subject matter, whether oral or written and cannot be amended except in writing executed by an authorized representative of each party.

         IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives as of the Effective Date.

ALL TEL INFORMATION SERVICES, INC.              DBA COMMUNICATIONS, LLC.

By:    /s/ Mona E. Kelley                       By:   /s/ Boban Mathew
       ----------------------------------             --------------------------
Name:  Mona E. Kelley                           Name:  Boban Mathew
Title: Senior Vice President - Sales &          Title: VP Strategic Planning
       Marketing, Telecommunication Services

                                                                   ATTACHMENT II

                                    EXHIBIT O
                            CONFIDENTIALITY AGREEMENT

This Confidentiality Agreement, effective this 24th day of November 1998, is made by and between DBA Communications, Inc., having its principal place of business at 1200 19th Street, NW, Street, Ste. 500, Washington, DC 20036 ("Evaluator") and the GTE operating companies identified on the signature page, having their principal place of business at 600 Hidden Ridge, HQE03G80, Irving, Texas ("GTE").

In connection with proposed transactions between Evaluator and GTE related to the possible sale or exchange of certain GTE assets consisting of telephone exchanges and associated assets, each party is prepared to make available and disclose to the other party certain information concerning its business, financial condition, operations, liabilities and assets under terms that will protect the confidential and proprietary nature of such information. This information is collectively referred to herein as "Evaluation Material" as hereinafter defined.

1. The term "Disclosing Party" means either party when it or its Representative provides or authorizes disclosure of its Evaluation Material.

2. The term "Recipient" means either party when it receives directly or indirectly through its Representative the Evaluation Material of the other party.

3. The term "Evaluation Material" shall include all documents, information (written or oral), business descriptions and any other materials prepared or provided by a party or its Representative to the other party or its Representative, as well as all notes, analyses, compilations, studies, interpretations or other documents prepared by Recipient or its Representative that contain, reflect or are based upon, in whole or in part, information furnished to Recipient by Disclosing Party or its Representative.

         The term "Evaluation Material" does not include information that (i) is or becomes generally available to the public other than as a result of an unauthorized disclosure by Recipient or its Representative, (ii) was already in Recipient's possession prior to its being furnished or disclosed by or on behalf of Disclosing Party, provided that the information was received by Recipient in good faith from a party not subject to a confidentiality obligation with respect to such information, or (iii) becomes available to Recipient on a non-confidential basis, provided that the source of such information is not subject to a confidentiality obligation with respect to such information.

4. The term "Representative" shall include but is not limited to all agents appointed by a party for the purpose of providing Evaluation Materials to the other party, as well as a party's attorneys or accountants. A party's affiliates shall also be considered Representatives. An affiliate is any individual, corporation, partnership, limited liability company or similar entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such party.

5. The Parties agree to use the Evaluation Material received solely for the purpose of evaluating the possible purchase or sale of GTE assets that may be offered for sale or otherwise identified by GTE. Recipient agrees that the Evaluation Material received will be kept strictly confidential, and that Recipient and its Representative will not disclose any of the Evaluation Material to any third party in any manner whatsoever. In addition, Recipient agrees that without the prior written consent of Disclosing Party it will not

                                                                   ATTACHMENT II

         disclose to any third party that the Evaluation Material has been made available to Recipient, that discussions or negotiations are taking place concerning the possible sale of Disclosing Party assets, or any of the terms, conditions or other facts with respect to such discussions or negotiations unless, in the written opinion of legal counsel, such disclosure is mandated by the valid order of a court or other governmental agency or is otherwise mandated by law. If, in the opinion of legal counsel, disclosure is mandated by law or governmental agency. Recipient will give Disclosing Party written notice of its intent to disclose such information at least five (5) business days prior to disclosure in order to allow Disclosing Party to seek a protective order preventing such disclosure.

6. Recipient may disclose and give a copy of the Evaluation Material to representatives who will assist Recipient to evaluate the possible purchase or sale of GTE assets. Recipient agrees to provide a copy of this Agreement to all representatives and will secure their agreement to be bound by the terms of this Agreement as if they were parties hereto. Recipient will undertake, at its expense, all reasonable measures to restrain its representatives from unauthorized use or disclosure of Evaluation Material.

7. This Agreement shall expire two (2) years from the effective date described above. Notwithstanding the termination of this Agreement, the obligation to treat the Evaluation Material as confidential shall survive and continue for a period of two (2) years from the termination of this Agreement.

8. Upon termination of this Agreement for any reason or upon the request of Disclosing Party, all Evaluation Material, together with any copies in possession of Recipient or its representative, shall be returned to Disclosing Party or certified by Recipient to be destroyed.

9. It is understood and agreed that monetary awards for breach of this Agreement are not a complete or sufficient remedy for any breach of this Agreement by Recipient or its Representative, and that Disclosing Party shall be entitled to equitable relief, including injunctions and specific performance, as remedies for any such breach. Such remedies shall be in addition to any other rights or remedies Disclosing Party may have in law or equity.

10. Disclosing Party makes no representation or warranty, expressed or implied, as to the accuracy or completeness at its Evaluation Material. Disclosing Party shall not have any liability to Recipient or its Representative for any use or reliance on the Evaluation Material. Each party will bear its own costs and expenses associated with the use of the Evaluation Material. The parties understand and agree that in the event Evaluator determines to purchase any GTE asset that the only representations or warranties with regard to the Evaluation Material, if any, will be made in a final definitive purchase agreement when executed, and shall be subject to the limitations and restrictions of that agreement.

11. Except for the obligations of confidentiality and use of the Evaluation Material and as otherwise described herein, neither party hereto has any obligation of any kind, express or implied, by virtue of this Agreement or disclosures, meetings or conversations with respect to the sale of GTE assets. Without limiting the generality of the preceding sentence, it is understood that neither party has any obligation to enter into or continue further discussions or negotiations or to make further disclosures. Neither party is obligated to retrain from pursuing its business in whatever manner it elects even if that

                                                                  ATTACHMENT II

         involves competing with the other party. It is further understood that this Agreement and any disclosures, meetings, discussions and communications of the parties related to the subject matter shall not constitute an offer, request or contract involving any buyer-seller relationship, joint venture, teaming, partnership or other relationship between the parties.

12. This Agreement, together with any Attachments hereto, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement. This Agreement supercedes all previous agreements between the parties relating to the subject matter hereof.

13. No provision of this Agreement shall be deemed waived, amended or modified by either party, unless such waiver, amendment or modification is made in writing and signed by both parties.

14. Any notice to be given hereunder shall be deemed made when sent by certified or registered mail to the address described above or by facsimile with a confirmation copy sent by certified or registered mail.

15. This Agreement and the rights and obligations hereof are not assignable by either party without the express written approval of the other party. This Agreement shall be binding upon each party and its successors and approved assigns, and shall inure to the benefit of, and be enforceable by, each party and its successors and approved assigns.

                                                                  ATTACHMENT II

16. This Agreement shall be governed and construed in accordance with the laws of the state of New York. The Parties submit themselves to the jurisdiction of the courts of the state of New York.

GTE operating companies: GTE Alaska Incorporated, GTE Arkansas Incorporated, GTE California Incorporated, GTE Midwest Incorporated, GTE North Incorporated, GTE Northwest Incorporated, GTE West Coast Incorporated, GTE South Incorporated, GTE Southwest Incorporated, Contel of Minnesota, Inc., Contel of the South, Inc.

EVALUATOR

Name:       /s/ Anne K. Bingaman                  Mrs. Bingaman signed this
            -----------------------------         document prior to leaving town
                                                  and cannot be reached for a
                                                  new signature. Please let us
Type name:  Anne K. Bingaman                      know if GTE requires a new
                                                  signing of this page.
Title:      Chairman/Chief Executive Officer

Date:       November 24, 1998

GTE

Name:       /s/ William M. Edwards, III
            -----------------------------

Type name:  William M. Edwards, III

Title:      Vice President - Property Repositioning

Date:       12-16-98

EVALUATOR

Name:       /s/ Rosalynn Christian
            -----------------------------

Type name:  Rosalynn Christian

Title:      Assistant Secretary

Date:       12-16-98
                                                         dba COMMUNICATIONS, LLC
                                                                       EXHIBIT P
                                                                           FINAL

                                    EXHIBIT P
                         TERMINATION OF CERTAIN SERVICES

1. TERMINATED SERVICES. Following are the Services that may be terminated by Client during the Term in accordance with Section 19.4 of the
         Agreement:

         (a)      Table Administration as described in Exhibit J.

2. EARLIEST EFFECTIVE DATE. The earliest effective date that Client may begin performing each Terminated Service is as follows:

         (a) For Table Administration, Client may begin performing the Terminated Service no earlier than the first (1st) day of the thirteenth (13th) month following the Managed Operations Commencement Date.

3. NOTICE PERIOD. Client shall give prior written notice of the termination of the Terminated Services by the following time periods:

         (a) For Table Administration, notice at least ninety (90) Days prior to the date effective date of the termination of the Terminated Services.

4. REDUCTION IN SERVICE FEES. The going forward reduction Service Fees for each Terminated Service is as follows:

         (a) For Table Administration, the Minimum Resource Level for Table Administration shall be zero (0) and Client shall no longer be required to pay the Service Fees for the functional category of Table Administration calculated in accordance with Section
                  5.3 of Exhibit E after the date of termination of the services for Table Administration provided by the Variable Staff (except to the extent of Service Fees incurred prior to the termination date).

5. TERMINATION FEES. The termination fees payable by Client to ALLTEL, which shall be prorated if appropriate in connection with each Terminated Service are as follows:

         (a)      For Table Administration, none.

                                                         DBA COMMUNICATIONS, LLC
                                                                       EXHIBIT A
                                                                    ATTACHMENT 1
                                                                           FINAL

                                    EXHIBIT A

                                  ATTACHMENT 1

                          SERVICES AND RESPONSIBILITIES

                                TABLE OF CONTENT

1.    GENERAL...................................................................     1

   1.1   Common to All Functional Areas.........................................     1
      1.1.1    Included.........................................................     1
      1.1.2    Excluded.........................................................     1
      1.1.3    Client Resources and Responsibilities............................     1
      1.1.4    ALLTEL Responsibilities..........................................     2
      1.1.5    Joint Responsibilities...........................................     2

   1.2 Infrastructure...........................................................     3
      1.2.1    Information Technology Services..................................     3
         1.2.1.1  Included......................................................     3
         1.2.1.2  Excluded......................................................     3
         1.2.1.3  Client Resources and Responsibilities.........................     3
         1.2.1.4  ALLTEL Responsibilities.......................................     4
         1.2.1.5  Joint Responsibilities........................................     5
      1.2.2    Support Services.................................................     5
         1.2.2.1  Included......................................................     5
         1.2.2.2  Client Resources and Responsibilities.........................     5
         1.2.2.3  ALLTEL Responsibilities.......................................     5
      1.2.3    Data Security Services...........................................     7
         1.2.3.1  Client Resources and Responsibilities.........................     8
         1.2.3.2  ALLTEL Responsibilities.......................................     8
      1.2.4    Equipment Maintenance............................................     8
         1.2.4.1  Included......................................................     8
         1.2.4.2  Excluded......................................................     8
         1.2.4.3  Client Responsibilities.......................................     8
         1.2.4.4  ALLTEL Responsibilities.......................................     9

2.    DB2 WAREHOUSE.............................................................     9

   2.1   Included...............................................................     9
      2.1.1    System Funtionality..............................................     9
      2.1.2    Hardware/Software................................................    10

   2.2   Excluded...............................................................    10

   2.3   Client Responsibilities................................................    10

   2.4   ALLTEL Responsibilities................................................    10

3.    SERVICE ORDERS............................................................    11

   3.1   Included...............................................................    11
      3.1.1    System Funtionality..............................................    11
      3.1.2    The following ALLTEL Software as provided in Exhibit H...........    12

   3.2   Excluded...............................................................    12

   3.3   Client Resources and Responsibilities..................................    12

   3.4   ALLTEL Responsibilities................................................    12

4.    OPERATIONAL SUPPORT SYSTEMS...............................................    13

   4.1   Facilities Assignment..................................................    13
      4.1.1    Included.........................................................    13
         4.1.1.1  System Funtionality...........................................    13
         4.1.1.2  The following ALLTEL Software as provided in Exhibit H........    13
      4.1.2    Client Resources and Responsibilities............................    14
      4.1.3    ALLTEL Responsibilities..........................................    14

   4.2   E911 Administration....................................................    15
      4.2.1    Included.........................................................    15
         4.2.1.1  System Funtionality...........................................    15
         4.2.1.2  The following ALLTEL Software in accordance with Exhibit H....    15
      4.2.2    Excluded.........................................................    15
      4.2.3    Client Resources and Responsibilities............................    15
      4.2.4    ALLTEL Responsibilities..........................................    16

   4.3   Trouble Administration.................................................    16
      4.3.1    Included.........................................................    16
         4.3.1.1  System Funtionality...........................................    16
         4.3.1.2  The following ALLTEL Software set forth in Exhibit H..........    16
      4.3.2    Client Resources and Responsibilities............................    16
      4.3.3    ALLTEL Responsibilities..........................................    17

5.     ACCESS ORDERING AND PROVISIONING.........................................    17

   5.1   Included...............................................................    17
      5.1.1    System Funtionality..............................................    17
      5.1.2     Hardware/Software...............................................    18

   5.2   Excluded...............................................................    18
      5.3   Client Resources and Responsibilities...............................    18
      5.4    ALLTEL Responsibilities............................................    18

6.    ACCESS BILLING............................................................    19

   6.1   Included...............................................................    19
      6.1.1     System Funtionality.............................................    19
      6.1.2    The following ALLTEL Software in accordance with Exhibit H.......    19

   6.2   Excluded...............................................................    20

   6.3   Client Resources and Responsibilities..................................    20

   6.4   ALLTEL Responsibilities................................................    20

   6.5   Joint Responsibilities.................................................    21

7.    END USER BILLING..........................................................    21

   7.1   End User Billing - Wireline (CAMS).....................................    21
      7.1.1    Included.........................................................    21
         7.1.1.1  System Funtionality...........................................    21
         7.1.1.2   The following ALLTEL Software as provided in Exhibit H.......    27
      7.1.2    Excluded.........................................................    27
      7.1.3    Client Resources and Responsibilities............................    27
      7.1.4    ALLTEL Responsibilities..........................................    30

8.    CLIENT SERVICES...........................................................    30

   8.1   Included...............................................................    30
      8.1.1    Business Functions...............................................    30

   8.2   Client Resources and Responsibilities..................................    31

   8.3   ALLTEL Responsibilities................................................    31

   8.4   Joint Responsibilities.................................................    32

9.    TOLL POLLING..............................................................    32

   9.1   Included...............................................................    32
      9.1.1    System Funtionality..............................................    32
      9.1.2    The following ALLTEL-Provided Third Party Software as set forth
               in Exhibit I.....................................................    32

   9.2   Excluded...............................................................    32

   9.3   Client Resources and Responsibilities..................................    32

   9.4   ALLTEL Responsibilities................................................    33

10.   WORK FORCE MANAGEMENT.....................................................    33

   10.1     Included............................................................    33
      10.1.1   System Functionality.............................................    33

   10.2     Excluded............................................................    34

   10.3     Client Resources and Responsibilities...............................    34

   10.4     ALLTEL Responsibilities.............................................    34

11.   CONSOLIDATED TESTING SOLUTIONS............................................    34

   11.1     Included............................................................    34
      11.1.1 System Functionality...............................................    34

   11.2     Client Resources and Responsibilities...............................    34

   11.3     ALLTEL Responsibilities.............................................    35

1. GENERAL. This Attachment 1 describes the following functional areas which together comprise the Managed Operations Services: DB2 Warehouse, Service Orders, Operational Support Systems, Access Ordering and Provisioning, Access Billing, End User Billing, Client Services, Toll Polling, Work Force Management, and Consolidated Testing Solutions (collectively, the "Functional Areas"). Unless specified below, anything listed within the "Included" subsections of this document below is an ALLTEL responsibility unless expressly identified as an Client responsibility.

         1.1      COMMON TO ALL FUNCTIONAL AREAS.

                  1.1.1    INCLUDED.

                           -        See inclusions for each Functional Area.

                  1.1.2    EXCLUDED.

                           -        Hardware/software not managed by ALLTEL;

                           - Business procedures and methodologies unless explicitly stated; and

                           - System Enhancements and Ad Hoc Requests (covered under Exhibit J - Variable Staff).

                  1.1.3    CLIENT RESOURCES AND RESPONSIBILITIES.

                           -        IT Program management for client projects;

                           - Develop and administer user practices and procedures for changes to the baseline business area analysis documentation (as currently exists for ALLTEL) provided by ALLTEL and necessary to reflect Client requirements;

                           -        Requirements definition;

                           - Joint participation with ALLTEL in business design;

                           -        Review and sign-off of test objectives;

                           -        Tariff and regulatory change interpretation;

                           - Review & approval of testing results when user participation is required;

                           - Approval of high impact changes to the processing schedules;

                           -        Remittance processing;

                           -        Directory publishing;

                           -        Directory assistance services;

                           -        Communicate to ALLTEL the reporting
                                    information needed by Client to satisfy
                                    Client's state and federal regulatory
                                    requirements;

                           - Staff for each of the business functional areas; and

                           - Provide PC software for computer terminal emulation.

                  1.1.4    ALLTEL RESPONSIBILITIES.

                           - Provide baseline business area analysis documentation (as currently exists for ALLTEL)for each Functional Area;

                           -        Physical tape handling - incoming and
                                    outgoing;

                           -        Mailroom functions related to output
                                    processing;

                           - Application support for ALLTEL Software and ALLTEL-Provided Third Party Software (including error diagnosis, reporting and correction associated with those applications) except for those application support functions described in Exhibit J (Variable Staff);

                           - Use software development methodologies such as SDM;

                           - Maintain technical environment provided by ALLTEL;

                           - Regression testing for ALLTEL Software and ALLTEL-Provided Third Party Software;

                           -        Data access security for the ALLTEL
                                    Software;

                           -        Technical application documentation;

                           -        System software changes;

                           - Application change including application upgrades except for those application support functions provided by the Variable Staff as described in Exhibit J;

                           -        Help Desk/Command Center Support;

                           -        Provide user manuals in accordance with
                                    Section 8.1 of the Agreement and other
                                    documentation for application systems and updates to those manuals as system changes are made; and

                           - Provide Client with reporting information requested as provided in Section 1.1.3 to address Client's state and federal regulatory requirements.

                           1.1.5    JOINT RESPONSIBILITIES.

                                    -        Management of Change Management
                                             Process described in Section 11 of
                                             the Agreement.

1.2      INFRASTRUCTURE.   The Services and responsibilities set forth in this
                             Section 1.2 are common to all Functional areas.

                             [INFRASTRUCTURE CHART]

  1.2.1  INFORMATION TECHNOLOGY SERVICES.

         1.2.1.1  INCLUDED.

                  -        System console operations;

                  -        Data file services; and

                  -        Tape management and operations.

         1.2.1.2  EXCLUDED.

                  -        Microfiche activities; and

                  -        Lockbox processing.

         1.2.1.3  CLIENT RESOURCES AND RESPONSIBILITIES.

                  -        Remote printers and print operations;

                  - Client resources will work with ALLTEL on problem isolation;

                  - Review with reasonable care reports and other output provided by ALLTEL to Client, and promptly notify ALLTEL if any problems or errors are found therein;

                  -        Work with ALLTEL to define file retention times;

                  - Participate with ALLTEL in the Change Control Approval process for changes to the Client production environments; and

                  - Local area network up to demarcation point of WAN interconnection.

         1.2.1.4  ALLTEL RESPONSIBILITIES.

                  -        Perform console operations;

                  - Perform problem/error resolution procedures for production problems in data center services;

                  - Document problem/errors and their resolution per the Incident Management Process described in Exhibit F;

                  -        Review console logs for monitoring and analysis;

                  - Provide on-line systems/sub-systems for production, development, quality assurance and training for access during scheduled hours;

                  -        Process on-line transactions;

                  -        Maintain equipment failure logs;

                  -        Log equipment, software and environmental problems;

                  - Balance transmission/receipt of incoming and outgoing files;

                  - Develop and document file backup and recovery procedures;

                  - Maintain, update and execute approved file backup and recovery procedures;

                  - Provide Client the capability to review/audit compliance with retention and storage requirements;

                  - Provide logging and tracking of physical media in and out of the data center facilities, and provide required rotation of media for off-site vaulting in accordance with audit approved procedures;

                  - Complete tape mounts and disk to meet production processing requirements;

                  -        Provide reliable media;

                  - Clean and maintain the ALLTEL-provided equipment in the data center facilities at the required intervals. Tape drives will be cleaned on each production shift, printers will be cleaned at least monthly and all other preventative maintenance performed according to vendor provided schedules;

                  - Store media in a physically protected and environmentally controlled area;

                  - Provide Client with the capability to review media distribution and receipt control;

                  - Store forms and supplies in physically protected and environmentally controlled facilities;

                  - Provide secure storage and control for sensitive materials; and

                  -        Maintain on line report retention procedures.

         1.2.1.5  JOINT RESPONSIBILITIES.

                  - Quality of any special forms that Client desires to have processed; and

                  -        Balancing controls for bill release function.

  1.2.2  SUPPORT SERVICES.

         1.2.2.1  INCLUDED.

                  -        Production control;

                  -        System software support;

                  -        Capacity planning/management;

                  - Production migration, testing and quality assurance as provided below; and

                  -        Data base administration.

         1.2.2.2  CLIENT RESOURCES AND RESPONSIBILITIES.

                  - Participate with ALLTEL in Change Management Process for approval of changes to the Client production environments;

                  - Provide business plan to assist ALLTEL with capacity planning;

                  -        User acceptance testing and approval;

                  - End-user training when production changes are implemented;

                  - Assist ALLTEL with the development of production schedules; and

                  - Develop (with ALLTEL's assistance) and maintain a management escalation process to be invoked for any critical batch scheduled job streams anticipated not to meet required deadlines.

         1.2.2.3  ALLTEL RESPONSIBILITIES.

                  - Maintain infrastructure software associated with the production, development, quality assurance and training environments;

                  - Provide reasonable best efforts to maintain information and requirements to properly configure and reconfigure computer equipment;

                  - Move/build/promote code throughout the development and test life cycle;

                  - Resolve abended jobs in the most expeditious manner possible to meet processing window requirements;

                  -        Perform daily production scheduling reviews;

                  - Maintain infrastructure software products including operating systems, utilities, database management systems, performance monitoring tools (as provided in Exhibit F), performance tuning and productivity tools via the Change Management Process;

                  - Maintain restart capability and capacity to satisfy re-run requirements;

                  -        Maintain master production schedules;

                  - Provide an ongoing analysis of abend/problem trends and initiate corrective action with the appropriate support or development team;

                  - Track and report on Service Levels in accordance with Exhibit F;

                  - Maintain the security and integrity of the production environment;

                  - Determine and communicate to Client the operational impact of proposed scheduling changes;

                  - With Client's assistance, develop a management escalation process to be invoked for any critical batch scheduled job streams anticipated not to meet required deadlines;

                  -        Complete batch processing schedules;

                  - Process special request activities via RIS (Request for Information Services) process within mutually agreed upon time frames;

                  -        Test, install and support infrastructure software;

                  - Monitor and tune the overall performance of the systems environment, research potential tools/products for viability and install tools/products as appropriate;

                  - Provide systems consulting to the Variable Staff and maintenance and support personnel supporting Client;

                  - Provide third-party product support in accordance with Section 7.2 of the Agreement including: maintaining third party software as required by third-party contracts and license agreements; and maintaining compatibility between systems software and third party products;

                  -        Maintain systems software documentation;

                  - Implement appropriate monitoring packages and productivity tools;

                  - Maintain development, quality assurance and training environments for Client that will allow testing of new systems software releases and applications software releases;

                  - Analyze, develop and implement changes designed to improve processing performance;

                  - Utilization of system monitoring tools to identify inefficiencies (e.g., reviewing performance reports, database design, dataset placement, etc.);

                  - Make Job Control Language (JCL) and or scripting changes to take advantage of new technologies;

                  - Examine new features of systems software, third party software and equipment technologies;

                  - Analyze job scheduling for possible changes to improve applications software job stream effectiveness;

                  - Provide, for both production and non-production environments, capacity planning/management for information processing resources, including but not limited to data center and security; Central Processing Unit (CPU) resources; Direct Access Storage Devices (DASD) and other storage requirements; tape and cassette tape devices; ALLTEL provided printer equipment; Front-End Processor (FEP) capacity; inserter and postage meters;

                  - Revise the capacity planning model based on actual performance;

                  -        Maintain production release procedures;

                  - Perform database tuning and reorganization as required;

                  - Provide database environment for application development, application maintenance, testing and quality assurance separate from the production database environment;

                  -        Provide advisory support for database environments;

                  -        Analyze and develop physical database design;

                  - Monitor database performance and database space utilization, and identify modifications for improved performance; and

                  - Design and implement database archive processes and procedures based on Client input.

  1.2.3  DATA SECURITY SERVICES.

         1.2.3.1  CLIENT RESOURCES AND RESPONSIBILITIES.

                  - Submit initial access requests, access change requests, and access removal requests for all Client personnel;

                  - Cooperate with and support data security investigations as requested by ALLTEL; and

                  -        Provide a Client security coordinator twenty-four
                           (24) hours a Day, seven (7) Days a week.

         1.2.3.2  ALLTEL RESPONSIBILITIES.

                  - Review with Client documented security procedures for data security;

                  - Provide ongoing operational support of system security processes to supported environments;

                  - Request data security investigations, when appropriate;

                  - Inform Client of data security breaches discovered or made known to ALLTEL;

                  - Cooperate with and support data security investigations as requested by Client;

                  - Assist Client in recovering from breach of security violations that result in lost/damaged information;

                  - Provide advisory support for Client personnel on data security related issues; and

                  - Identify security risks and recommend procedures to minimize.

  1.2.4  EQUIPMENT MAINTENANCE.

         1.2.4.1  INCLUDED.

                  - Information technology/data center equipment maintenance for equipment provided by ALLTEL in connection with the Services under this Agreement.

         1.2.4.2  EXCLUDED.

                  -        Equipment provided by the Client.

         1.2.4.3  CLIENT RESPONSIBILITIES.

                  - Client's end user equipment and any other equipment not provided by ALLTEL under this Agreement.

         1.2.4.4  ALLTEL RESPONSIBILITIES.

                  - Responsible for maintenance of ALLTEL owned and managed equipment including Day to Day operational needs, preventative maintenance and engineering changes;

                  - Follow manufacturer's published preventive/predictive maintenance procedures; and

                  - Provide maintenance for the equipment, as appropriate.

2.       DB2 WAREHOUSE.

                              [DB2 WAREHOUSE CHART]

         2.1      INCLUDED.

                  2.1.1    SYSTEM FUNCTIONALITY.

                           Populate the information in the warehouse from the following defined systems:

                           *        CAMS;

                           *        CABS;

                           *        CCS;

                           *        TARP;

                           *        MIROR; and

                           * Maintain the infrastructure required to support the warehouse.

                  2.1.2    HARDWARE/SOFTWARE.

                           -        Warehouse load software; and

         2.2      EXCLUDED.

                  - All data from sources other than those systems defined above.

         2.3      CLIENT RESOURCES AND RESPONSIBILITIES.

                  - Define business requirements and corresponding data to be stored in the warehouse;

                  -        Accurate input into the source systems;

                  -        Write and maintain warehouse queries; and

                  -        Extract information as business needs require.

         2.4      ALLTEL RESPONSIBILITIES.

                  -        Support of the information warehouse environment;

                  - Populate the warehouse from defined systems including the maintenance of interfaces into the warehouses;

                  - Maintain the infrastructure necessary to support the warehouse; and

                  -        Support of ALLTEL standard query tools.

3.       SERVICE ORDERS.

                              [SERVICE ORDER CHART]

         3.1      INCLUDED.

                  3.1.1    SYSTEM FUNCTIONALITY.

                           -        Line assignment linkage;

                           -        Work force administration linkage;

                           - Maintain on-line service order history for at least three (3) months excluding the current month;

                           - Collect directory information and provide distribution of directory updates to local directory assistance service provider, long distance directory assistance service provider and directory publisher;

                           - Provide facility for Client's customer to "lock" their carrier selection to prevent "slamming" and provide a report for Client to reverse charge the carrier if the customer identifies a case of slamming;

                           - Provide access for management reporting, report data and analysis;

                           -        Telephone number management;

                           -        Credit verification interface programs (i.e.
                                    to Equifax);

                           -        Utilize account name and address to
                                    facilitate directory distribution; and

                           - Verification of addresses against the Master Street and Address Guide (MSAG).

                  3.1.2    THE FOLLOWING ALLTEL SOFTWARE AS PROVIDED IN EXHIBIT
                           H:

                           -        CCS software;

                           -        CAMS; and

                           -        DB2 Warehouse.

         3.2      EXCLUDED.

                  -        Directory assistance services;

                  -        Directory publishing services;

                  -        Circuit linkage to Equifax;

                  -        Sales commission reporting; and

                  -        Equifax software and licensing.

         3.3      CLIENT RESOURCES AND RESPONSIBILITIES.

                  - Daily activities relative to processing customer requests for services (i.e. customer contact, service order entry and verification, correction of rejected service orders, manage held or outstanding order queues to ensure timely processing, overall order quality, etc.);

                  -        Directory verification and clean-up; and

                  - Business processes and methodologies supporting Service Order functionality as provided for by ALLTEL Software.

         3.4      ALLTEL RESPONSIBILITIES.

                  - Operating systems to accept, rate and post service order input in a format suitable for SSI, assignment, billing, and error correction and to maintain history for billing requirements and data retention requirements in accordance with Section 10.2 of the Agreement;

                  - Provide error correction, hold files and access and a mechanism for Client error records to be modified and input for subsequent processing;

                  - Link service order input to billing, customer care, assignment and dispatch systems; and

                  - Provide standard system functionality training for Service Order Entry Systems (as provided in Exhibit
                           M).

4.       OPERATIONAL SUPPORT SYSTEMS.

         4.1      FACILITIES ASSIGNMENT.

                          [FACILITIES ASSIGNMENT CHART]

                  4.1.1    INCLUDED.

                           4.1.1.1  SYSTEM FUNCTIONALITY.

                                    -        Facility rearrangements including
                                             NPA splits and area transfers;

                                    -        Automatic assignments;

                                    -        POTS facility record keeping;

                                    -        Load balance switch; and

                                    -        Access for management reporting and
                                             analysis.

                           4.1.1.2 THE FOLLOWING ALLTEL SOFTWARE AS PROVIDED IN EXHIBIT H.

                                    -        MIROR software;

                                    -        CCS software; and

                                    -        TARP software.

                  4.1.2    CLIENT RESOURCES AND RESPONSIBILITIES.

                           -        Perform data entry for manual assignments;

                           - Maintain inventory databases (cables, central office equipment, etc.);

                           -        Data verification and record maintenance;

                           -        Pre-field investigation;

                           -        Delayed order reporting and tracking;

                           - All engineering activities related to facilities assignment and construction;

                           -        Working with ALLTEL to establish wire
                                    centers;

                           - Business processes and methodologies supporting facilities assignment functionality:

                           - Field work associated with wire center consolidations; and

                           - Switch System Interface (SSI) scripts and environment to accept data feeds from MIROR.

                  4.1.3    ALLTEL RESPONSIBILITIES.

                           - Automatic flow-through of applicable service assignments and switch updates to Client's Switch System Interface (SSI) functionality and to ALLTEL's operating support systems as required;

                           -        Linkage of MIROR with CCS;

                           - Automatic flow-through of LOAs from carriers into MIROR;

                           -        Linkage of MIROR with TARP; and

                           - Provide service order messages with plant assignment details for service order outputs.

         4.2      E911 ADMINISTRATION.

                           [E911 ADMINISTRATION CHART]

                  4.2.1    INCLUDED.

                           4.2.1.1  SYSTEM FUNCTIONALITY.

                                    -        E911 Extracts;

                                    -        Supports host telco and non-host
                                             processing; and

                                    -        Maintain MSAG.

                           4.2.1.2 THE FOLLOWING ALLTEL SOFTWARE IN ACCORDANCE WITH EXHIBIT H:

                                    -        E911 software.

                  4.2.2    EXCLUDED.

                           -        PSAP functionality.

                  4.2.3    CLIENT RESOURCES AND RESPONSIBILITIES.

                           -        MSAG database creation or maintenance;

                           -        Coordination of E911 activity with each
                                    county;

                           - Business processes and methodologies supporting E911 functionality;

                           -        E911 customer database creation or
                                    maintenance; and

                           -        Error correction.

                  4.2.4    ALLTEL RESPONSIBILITIES.

                           -        Transmit to/from E911 host or non-host
                                    telcos;

                           -        Update MSAG with data extracts from CAMs;
                                    and

                           -        Provide input mechanism for MSAG error
                                    correction.

         4.3      TROUBLE ADMINISTRATION.

                         [TROUBLE ADMINISTRATION CHART]

                  4.3.1    INCLUDED.

                           4.3.1.1  SYSTEM FUNCTIONALITY.

                                    -        Common cause entry and management;

                                    -        Line card validation;

                                    -        Trouble history maintenance;

                                    -        Scheduling; and

                                    -        Preventative maintenance tracking.

                           4.3.1.2 THE FOLLOWING ALLTEL SOFTWARE SET FORTH IN EXHIBIT H:

                                    -        TARP software; and

                                    -        TRS software.

                  4.3.2    CLIENT RESOURCES AND RESPONSIBILITIES.

                           -        Dispatch for trouble;

                           -        Customer loop testing;

                           - Test equipment and processing of loop test data;

                           -        Perform and record customer loop tests;

                           -        Interfaces from test to applications;

                           - All business processes and methodologies relating to trouble administration as provided for by ALLTEL Software;

                           -        Maintain special circuits in trouble
                                    database; and

                           -        Receive and create customer trouble tickets.

                  4.3.3    ALLTEL RESPONSIBILITIES.

                           - Operating support systems to accept trouble reports in a format suitable for Client's plant testing applications and dispatch and to maintain history for data retention requirements in accordance with Section 10.2 of the Agreement; and

                           - Data storage or data retention in such a way to identify common cause detection, line card validation and assignments, repeat reports and subsequent reports and to accommodate updates from assignment and appointment changes.

5.       ACCESS ORDERING AND PROVISIONING.

                    [ACCESS ORDERING AND PROVISIONING CHART]

         5.1      INCLUDED.

                  5.1.1    SYSTEM FUNCTIONALITY.

                           -        ASR and USO receipt and processing;

                           -        Circuit and facility design and
                                    provisioning;

                           -        Work management;

                           -        Management of tables for industry
                                    information;

                           -        Access billing preparation; and

                           -        IXC bonding for access service requests.

                  5.1.2    HARDWARE/SOFTWARE.

                           -        Database software;

                           -        ASAP software;

                           -        Database connectivity software; and

                           -        CABS billing interface.

         5.2      EXCLUDED.

                  - Mechanized interface to end user facilities system (local loop);

                  -        Mechanized interface to IXCs other than AT&T and MCI;
                           and

                  -        Mechanized interface to CAMS.

         5.3      CLIENT RESOURCES AND RESPONSIBILITIES.

                  -        Subscriber contacts;

                  -        Entry and maintenance of business data;

                  - Business processes and methodologies supporting Access Order and Provisioning functionality as provided for in ALLTEL Software;

                  - LAN and desktop hardware and software upgrades as required;

                  - Deployment of ALLTEL Software to Client workstations and LAN;

                  -        Data quality; and

                  - Supply common industry files (FCC #4, CLONES, LERG, etc.) to ALLTEL.

         5.4      ALLTEL RESPONSIBILITIES.

                           - Load common industry files (FCC #4, CLONES, LERG, etc.);

                           - Electronically provide ALLTEL software versions and any updates to centralized point within Client;

                           - Provide operating support systems to accept access order input and format data in such a way to accommodate work management, circuit management, plant facilities management and transmission facilities management application requirements; and

                           -        Link access order input to CABS as
                                    appropriate.

6.       ACCESS BILLING.

                             [ACCESS BILLING CHART]

         6.1      INCLUDED.

                  6.1.1    SYSTEM FUNCTIONALITY.

                           -        On-line data entry;

                           -        Billing setup by effective dates;

                           -        Automatic or manual scheduling of the
                                    billing cycles;

                           -        Batch and on-line data validation;

                           - Jurisdictional splits (e.g. interstate, intralata, interlata);

                           -        Bill media data and customer service
                                    records;

                           -        On-line bill inquiry;

                           -        Usage investigation;

                           -        Usage editing, validation and error
                                    correction;

                           -        Rating;

                           -        Factoring;

                           - Meet point billing processing, inputs and outputs;

                           -        Intercompany intrastate settlement
                                    processing; and

                           -        Automated interface with ASAP.

                  6.1.2 THE FOLLOWING ALLTEL SOFTWARE IN ACCORDANCE WITH EXHIBIT H:

                           -        CABS software (Carrier Access Billing
                                    System).

         6.2      EXCLUDED.

                  -        Acceptance of non-category-11 usage;

                  -        Mechanized interface to accounting systems;

                  -        Adjustment process for closed (fully paid) invoices;
                           and

                  -        Purchase of accounts receivable.

         6.3      CLIENT RESOURCES AND RESPONSIBILITIES.

                  - Provide access bill preparation to support access service requests;

                  - Receive and enter payments, adjustments and other charges and credits;

                  - Generate monthly billing schedule and special off-hour access requirements;

                  -        ACSC/ICSC functions;

                  -        Usage error corrections;

                  -        Industry forum representation;

                  -        Tariff demand reporting;

                  -        Access customer care;

                  - Business processes and methodologies supporting Access Billing functionality as provided for in ALLTEL Software;

                  -        IXC recourse memorandum;

                  -        DB2 Warehouse queries and reporting;

                  -        External vendor contract negotiation and management;

                  -        Receive, log and control usage;

                  -        Maintain Client tables; and

                  - Contract with a third party vendor for preparation and delivery of electronic bill media.

         6.4      ALLTEL RESPONSIBILITIES.

                  - Maintain bill output formats compliant with industry standards (in accordance with Exhibit J Variable Staff);

                  -        Industry forum representation;

                  - Provide operating support systems to accept, rate and post service order input and usage, generate bills and access service records, apply payments and adjustments and maintain history for billing and data retention in accordance with Section 10.2 of the Agreement;

                  - Provide error correction, hold files and access and a mechanism for Client error records to be modified for input and subsequent processing;

                  - Provide electronic output for use by the Client or Client's third party vendors to generate CABS electronic billing information; and

                  - Maintain the interface between the ALLTEL Software and any third party providing preparation and delivery of electronic bill media. ALLTEL is not responsible for delivery of electronic bill media directly to Client's customers.

         6.5      JOINT RESPONSIBILITIES.

                  -        Balancing and controls.

7.       END USER BILLING.

         7.1      END USER BILLING - WIRELINE (CAMS).

                            [END USER BILLING CHART]

                  7.1.1    INCLUDED.

                           7.1.1.1  SYSTEM FUNCTIONALITY.

                                    -        MESSAGE TAPE CREATION &
                                             DISTRIBUTION.

                                             *        Tapes and files are
                                                      created at the switch site
                                                      or central office; and

                                             *        Tapes or records are
                                                      polled/transmitted/mailed
                                                      to a central location for
                                                      processing.

                                    -        SWITCH POLLING.

                                             *        Software, hardware, and
                                                      network are set up to
                                                      provide the facility for
                                                      gathering switch recorded
                                                      AMA message records;

                                             *        Daily polling extracts
                                                      records from specified
                                                      locations in a scheduled
                                                      manner to retrieve the AMA
                                                      messages; and

                                    *        Messages are concentrated into
                                             files in preparation for processing
                                             and rating.

                           -        AMA ANALYSIS AND TESTING.

                                    *        Work with engineering and systems
                                             on all changes to recorded AMA
                                             messages and switch configurations
                                             prior to recording and processing;

                                    *        Test records for accuracy; and

                                    *        Data corrections made to receive
                                             AMA and other pre-billing messages
                                             for prompt processing.

                           -        TOLL RATING.

                                    *        Prepare appropriate tables in the
                                             systems to accept, process and rate
                                             all messages according to
                                             specifications identified by Client
                                             and outside regulatory agencies;

                                    *        Process and rate all identified
                                             records according to
                                             specifications; and

                                    *        Permit access to rated but unbilled
                                             toll records.

                           -        TOLL TAPE/RECORDS MANAGEMENT.

                                    *        Maintain and process all tape
                                             information and records according
                                             to a preset schedule; Report on all
                                             variances to identified schedules
                                             and records processed;

                                    *        Input all new information related
                                             to processing of various tapes
                                             provided by outside vendors
                                             (Incollects/CMDS);

                                    *        Provide accurate records as to
                                             disposition of all tape output
                                             being sent to outside vendors
                                             (Outcollects/CMDS); and

                                    *        Process all tapes/records and send
                                             such tapes/records to outside
                                             vendors via specified media or
                                             transmission on schedule.

                           -        ACCESS RECORDS CREATION.

                                    *        Input appropriate table setups and
                                             controls;

                                    *        Create all access records according
                                             to preset schedule; and

                                    *        Transmit records and mailing of
                                             appropriate created media to
                                             pre-identified locations.

                           -        TOLL BALANCING.

                                    *        Process, rate and store all records
                                             received in a data file; according
                                             to preset specifications; and

                                    *        Provide appropriate detailed
                                             reports documenting data accuracy
                                             for further verification.

                           -        TOLL TABLES.

                                    *        Update, modify and maintain preset
                                             toll processing tariffs, rates, and
                                             message processing instructions;
                                             and

                                    *        Provide testing and verification
                                             processes.

                           -        ATT INVOICE DERIVED BILLING (IDB).

                                    *        AT&T's Invoice approach to billing
                                             of AT&T customers;

                                    *        Receive toll messages, charges,
                                             credits, taxes, discounts and
                                             message summaries for AT&T
                                             customers grouped in packages
                                             called invoices;

                                    *        Edit, process and match invoice to
                                             customers;

                                    *        Store and extract to create the
                                             AT&T usage portion of a customer's
                                             bill `line by line';

                                    *        Include Adjustments (credits) and
                                             High Toll Usage (informational)
                                             feeds received from AT&T;

                                    *        Includes special processes,
                                             reports, files, and confirmations
                                             customized to AT&T and client
                                             requirements; and

                                    *        Although processed by and at AIS,
                                             the up-front editing of IDB
                                             messages was written and is
                                             maintained by AT&T, and is called
                                             IDB Renderer Interface System
                                             (IRIS).

                           -        BILLING CALCULATION TABLES.

                                    *        Update, modify and maintain preset
                                             bill control tables;

                                    *        Update, modify and maintain preset
                                             taxing tables according to taxing
                                             jurisdiction and rules set by
                                             governing bodies;

                                    *        Update, modify and maintain preset
                                             optional calling plan tables
                                             according to IXC and carrier
                                             specifications;

                                    *        Update, modify, and maintain preset
                                             control tables according to
                                             specified processing standards; and

                                    *        Provide testing and verification
                                             processes.

                           -        BILL PRESENTATION TABLES.

                                    *        Update, modify and maintain bill
                                             format tables according to
                                             requirements and specifications
                                             developed with the Client; and

                                    *        Update, modify and maintain bill
                                             message tables according to
                                             requirements and specifications
                                             developed with the Client.

                           -        SYSTEM PROCESSING TABLES.

                                    *        Update and maintain bill
                                             applications tables as specified
                                             from set standards and performance
                                             considerations.

                           -        TREATMENT/COLLECTIONS TABLES.

                                    *        Update and maintain treatment
                                             rules, steps, and processes related
                                             to non-payment performance; and

                                    *        Create notices based upon criteria
                                             set by client.

                           -        IXC BILLING TABLES.

                                    *        Update and maintain Optional
                                             Calling Plan (OCP) tables based on
                                             requirements from IXC Purchase
                                             Order Notifications (PONs).

                           -        EXTERNAL BUSINESS SUPPORT.

                                    *        Provide software, modifications,
                                             and consulting assistance as
                                             required in order for the Client to
                                             comply with third party
                                             requirements and contracts with
                                             respect to only:

                                             -        Network communications
                                                      links;

                                             -        Billing and collection PON
                                                      work;

                                             -        Data format
                                                      configurations; and

                                             -        Media support.

                           *        For the following External Business Vendors:

                                    -        IXCs;

                                    -        Calling card;

                                    -        Line Identification Data Base
                                             (LIDB);

                                    -        Clearing houses;

                                    -        Equal access;

                                    -        Directory advertising and listing;

                                    -        Enhanced 911, MSAG and Public
                                             Service Answering Point (PSAP); and

                                    -        CNAME - Customer name for Caller ID
                                             function.

                  -        TARIFF SUPPORT.

                           * Work with Client prior to internal tariff filings in garnering the information necessary to support alterations to processing;

                           * Assist in interpretation of external tariff additions or change request for using current processing functionality;

                  -        BILLING PREPARATION.

                           *        Scheduling;

                           *        Toll extract;

                           * Bill cycle/customer identification and selection for processing; and

                           *        Customer service requests (CSR) output.

                  -        ACCOUNTS RECEIVABLE REPORTING.

                           *        Reports dealing with accounting are
                                    specified by the client and verified during creation of reports;

                           * Balancing processes are identified and implemented to ensure accuracy of information;

                           * Reports are printed on the appropriate specified media; and

                           * Reports are distributed as defined by the Client.

                  -        TREATMENT IDENTIFICATION/NOTIFICATION.

                           * All non-pay customers are identified by applications processing;

                           * Client review on line output and make decisions for future actions based upon practices and processes previously defined;

                           * Manual intervention by Client to intervene in automated production of notices and credit classifications; and

                           *        Disconnected services.

                  -        BAD DEBT IDENTIFICATION/NOTIFICATION.

                           *        Client notified of non-collectible account;

                           *        Non collectibles written off by Client
                                    personnel;

                           *        Customer data update;

                           *        Collection agency tracking and notification;

                           *        Collection agency payment agreements;

                           *        Collection agency payments processed; and

                           * Bankruptcy identification and reports requested by and sent to proper legal authorities.

                  -        SERVICE ORDER PROCESSING/VALIDATION.

                           * Processed and validated nightly for billing applications and database update; and

                           * Client correct rejections and resubmit for processing.

                  -        BILL PROCESSING BALANCING.

                           *        Balancing all input and output for
                                    verification and validation;

                           *        Out of balance conditions reported to
                                    systems; and

                           *        Out of balances explained and corrected.

                  -        ACCOUNTING REPORTING.

                           *        Accounting information provided by
                                    applications;

                           * Accounting extracts accounting data from customer database and processing information; and

                           * Information transmitted or stored on media for analysis.

                  -        MANAGEMENT REPORTING.

                           * Information extracted and combined for executive management reporting; and

                           *        Information stored on media for analysis.

                  -        IXC PURCHASE OF ACCOUNTS RECEIVABLE (PAR) REPORTING.

                           *        Information identified and extracted;

                           *        On-line additions and corrections;

                           *        Information combined in IXC specified
                                    format; and

                           *        Formatted information transmitted to IXC.

         7.1.1.2  THE FOLLOWING ALLTEL SOFTWARE AS PROVIDED IN EXHIBIT H.

                  -        CAMS/MPS software.

7.1.2    EXCLUDED.

         -        IXC interfaces:

                  *        SPRINT/MCI Invoice Billing; and

                  * While the CAMS application supports remittance processing functionality, the staffing and performance of remittance processing functions is outside the scope of this Agreement.

7.1.3    CLIENT RESOURCES AND RESPONSIBILITIES.

         - Make appropriate arrangements with a third-party for lockbox processing;

         - Business processes and methodologies supporting End User Billing functionality as provided for in ALLTEL Software;

         - Process payments, adjustments, account changes, etc. related to correspondence received from customers; and

         - Contract with a third party vendor (such as Centillion) for preparation and delivery of electronic bill media.

                  -        DATA ENTRY.

                           *        Account payments/adjustments;

                           *        Data verification;

                           *        Service orders (Call Center);

                           *        Customer contact (Call Center);

                           *        Maintain user definable tables;

                           *        Requests for customer information (Call
                                    Center);

                           *        Rate case development and implementation;

                           *        Accounting reconciliation and balancing; and

                           *        Central toll investigation.

                  -        BILLING/TREATMENT PRODUCTION.

                           * Personnel available on variable schedule to perform bill cycle/treatment verification process; verification process consists of sampling of Report Viewing System (RVS) prebill, checking amounts and volumes against typical amounts and volumes for cycle, and sampling a portion of bills for accuracy;

                           * After verification notify appropriate command center staff to proceed with bill/treatment printing and distribution; and

                           * Work with production support and data center services to develop and maintain effective billing and treatment production schedules.

                  -        SWITCH MANAGEMENT.

                           * AMA records recording (Switch data backup for seven (7) Days);

                           *        AMA records design;

                           *        Switch configurations;

                           *        Switch software updates;

                           *        AMA analysis and testing;

                           * Installation & maintenance of switch hardware and software for polling;

                           * General ledger/accounts receivable (GL/AR) balancing and reconciliation;

                           *        Settlements;

                           *        Management reporting;

                           * Identify and maintain tables related to access to specified information for all staff levels; and

                           *        IXC interface.

                  -        CONTRACT NEGOTIATIONS/MAINTENANCE.

                           * Set up and maintain contracts related to billing and collections and Purchase of Accounts Receivables (PARs);

                           * Work with applications development and support to ensure compliance to related contractual agreements regarding service levels and deliverables;

                           * Communicate with vendors to clarify all change requirements; communicate with development and support staff on a regular basis; and

                           *        Manage all requested changes from vendors
                                    (PON).

                  -        EXTERNAL VENDOR CONTRACT NEGOTIATIONS/MAINTENANCE.

                           *        Negotiate and maintain all business
                                    contracts related to outside vendors for business services;

                           * Communicate with vendors for data processing requirements;

                           * The following list identifies possible areas of external vendor interface:

                                    -        MSAG/PSAP providers;

                                    -        LIDB providers;

                                    -        AOS (Alternate Operator Services)
                                             providers;

                                    -        NECA;

                                    -        Calling card production;

                                    -        Collection agencies;

                                    -        Payment agency;

                                    -        Financial clearing houses;

                                    -        External telcos; and

                           * Communicate information pertinent to message processing and billing issue from industry organizations.

                  -        CTI (CENTRAL TOLL INVESTIGATION) SUPPORT.

                           * Client receives requests from customer questioning toll billing;

                           * Client accesses bill processing system and adjusts toll billing;

                           *        Records noted for processing by Client;

                           *        Information available on-line to Client;

                           *        Client validates adjustments and
                                    investigates request for credit;

                           *        Client affirms credit and remarks are noted;

                           *        Toll rebilled by bill processing;

                           * Pre-billing usage records found to be in error are provided in an error and exception sub-system for correction and reprocessing; and

                           * Pre-billing usage volumes are monitored and high-toll reports provided for fraud detection.

                  7.1.4    ALLTEL RESPONSIBILITIES.

                           -        AMA messages transmission and tape control;

                           -        Billing processing;

                           -        Production of bills & treatment notices;

                           - Internal records/transactions processing validation and balancing;

                           - Allow for the capability to associate multiple end user accounts under a master account number;

                           - Allow for multiple PINs to be assigned to a single number;

                           - Expand PIC information from three (3) to four (4) characters;

                           - Allow for annual directory billing in addition to a monthly cycle;

                           -        Allow for payment by lockbox or bank draft;

                           - Allow for the blocking of collect, third number calling, long distance, specific area code blocking, and international calls;

                           -        Provide a hold bill indicator;

                           - Allow for "fast final" bill upon termination of service;

                           - Provide electronic output for use by the Client or Client's third party vendors to generate end-user electronic billing information, ALLTEL is not responsible for delivery of electronic bill media directly to Client's customers; and

                           - Maintain the interface between the ALLTEL Software and any third party providing preparation and delivery of electronic bill media.

8.       CLIENT SERVICES.

                             [CLIENT SERVICES CHART]

         8.1      INCLUDED.

                  8.1.1    BUSINESS FUNCTIONS.

                           -        SER/RIS management;

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                           -        Change Management Process;

                           -        Incident Management in accordance with
                                    Exhibit F; and

                           -        Client support as described in Section 9.3.

         8.2      CLIENT RESOURCES AND RESPONSIBILITIES.

                  -        Initial point of contact for all Client PC/LAN;

                  - Initial determination of responsibility for each call and will refer calls to ALLTEL for which ALLTEL is responsible;

                  -        Definition of SER (Software Enhancement Request);

                  -        SER completion approval;

                  - Prioritization enhancements to be completed through joint change control processes;

                  -        Incident management;

                  - Report incidents and establish impact to organization;

                  -        Incident closure/completion approval;

                  -        Product plan management;

                  - Prioritize product plan changes through change control process;

                  -        Provide industry and Client corporate perspective;

                  - Identify functional strengths/weaknesses of the product;

                  -        Participate in setting product direction; and

                  -        Communicate with ALLTEL on product direction.


         8.3      ALLTEL RESPONSIBILITIES.

                  - Provide the Client help desk with a central contact number for IT related inquiries;

                  -        Validation of SER/RIS information and requirements;

                  - Initial assignment of request to Variable Staff (Exhibit J) through SER/RIS Management Process;

                  -        Communicate status of SER;

                  -        Provide completion notification;

                  -        Incident Management as provided in Exhibit F:

                           *        Record incidents and impact to organization;

                           * Validate incident information and impact assessment;

                           *        Incident resolution or assignment;

                           * Communicate status of incidents (both internally and to client);

                           *        Manage escalation process; and

                           *        Provide completion notification.

                  -        Change Management Process Control;

                  -        Product plan management;

                  -        Provide technology/industry perspective;

                  - Participate in defining technical requirements of product;

                  -        Consult on product direction/objectives;

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                  -        Client support (i.e. reset passwords, direct problems
                           to proper areas for research);

                  -        Provide application expertise; and

                  -        Attend client operational meetings (when applicable).

         8.4      JOINT RESPONSIBILITIES.

                  -        Change Management Process.

9.       TOLL POLLING.

                              [TOLL POLLING CHART]

         9.1      INCLUDED.

                  9.1.1    SYSTEM FUNCTIONALITY.

                           -        Toll polling; and

                           -        Supports host telco and non-host processing.

                  9.1.2 THE FOLLOWING ALLTEL-PROVIDED THIRD PARTY SOFTWARE AS SET FORTH IN EXHIBIT I.

                           -        Billdats Software.

         9.2      EXCLUDED.

                  -        Central office based hardware/software.

         9.3      CLIENT RESOURCES AND RESPONSIBILITIES.

                  - Maintain the interface between central office and polling platform;

                  - Backup raw toll data at the central office for at least seven (7) Days;

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                  -        Error correction;

                  - Business processes and methodologies supporting Toll Polling functionality as provided in the ALLTEL Software;

                  -        All switch (central office) functions;

                  -        Maintain proper toll format to be polled; and

                  - Notify ALLTEL of upgrades forty-five (45) Days prior to required date.

         9.4      ALLTEL RESPONSIBILITIES.

                  -        Maintain toll polling schedules;

                  -        Monitor and adjust toll polling sessions;

                  - Interface with Client to resolve toll polling equipment failures and media at the central office;

                  -        Maintain proper toll polling records; and

                  - Backup raw toll received through polling at data center for seven (7) days.

10.      WORK FORCE MANAGEMENT.

                          [WORK FORCE MANAGEMENT CHART]

         10.1     INCLUDED.

                  10.1.1   SYSTEM FUNCTIONALITY.

                           -        Automated dispatch for:

                           -        Service orders;

                           -        Trouble tickets;

                           -        Work requests; and

                           -        Time capture and approval.

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                  10.2     EXCLUDED.

                           - Customization of the payroll interface output file; and

                           -        Materials management.

                  10.3     CLIENT RESOURCES AND RESPONSIBILITIES.

                           -        Submission of processes to create
                                    transaction files for time reporting
                                    interface;

                           - Business processes and methodologies supporting Work Force Management functionality as provided in the ALLTEL Software;

                           - Creation of training data and delivery of end user training;

                           -        Day to Day planning and dispatch functions;
                                    and

                           - Business processes and methodologies surrounding work scheduling.

                  10.4     ALLTEL RESPONSIBILITIES.

                  - Provide operating support systems to dispatch service orders and trouble tickets; to effect technician task download, time entry and approval, work request maintenance; and to provide management reporting; and

                  -        Link WFM with TARP, CCS, CTS, and HHTs.

11.      CONSOLIDATED TESTING SOLUTIONS.

                        [CONSOLIDATED TESTING SOLUTIONS]

         11.1     INCLUDED.

                  11.1.1   SYSTEM FUNCTIONALITY.

                  -        Initiate line tests for identifying the problem;

                  - Maintain database of test devices, wire center/COE, and connectivity points;

                  - Interface with WFM for receiving automated test requests;

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                  -        Test initiation; and

                  -        Provide test results for dispatch decisions.

         11.2     CLIENT RESOURCES AND RESPONSIBILITIES.

                  - Initiate line test requests using the CTS GUI interface;

                  -        Review the test results and take appropriate action;

                  -        Database updates;

                  - Business processes and methodologies supporting Consolidated Testing functionality as provided in ALLTEL Software;

                  - Monitor the CTS database and the test devices in the field;

                  - Inform ALLTEL of any changes to the test devices in the field so that the same can be applied to the CTS Database;

                  - Provide the necessary resources both in terms of test devices and people to test the changes;

                  -        Sign off on the acceptance of changes;

                  -        Circuitry from test devices to wire center; and

                  - Manual line testing (i.e. those that do not successfully test through CTS).

         11.3     ALLTEL RESPONSIBILITIES.

                  -        Apply database updates based on datafile from Client;

                  -        Apply changes as specified by Client;

                  -        Conduct the testing for the changes; and

                  -        Implement the changes in production.

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